As filed with the Securities and Exchange Commission on April 27, 2005

File No. 333-101495

File No. 811-08075

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.

     Post Effective Amendment No. 2

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 40

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Co-General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2005 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE REQUIRED BY FORM N-6
N-6 Item	Caption in Prospectus

1	Cover Page; Back Cover

2	Summary of Benefits and Risks

3	Fee Tables

4	The Separate Account; The Company; Underlying Funds

5	Charges and Deductions

6	Description of Owner, Insured, and Beneficiary;

Policy Transactions; Death Benefit; Premiums; Other

Information; Other Benefits Available Under the Policy

7	Purchasing a Policy; Premiums; Policy Value

8	Death Benefit; Policy Value

9	Surrenders; Withdrawals; Your Right to Cancel

10	Loans

11	Policy Termination and Reinstatement

12	Federal Income Tax Considerations

13	Legal Proceedings

14	Financial Statements

Caption in Statement of Additional Information

15	Cover Page; Table of Contents

16	The Company; The Separate Account

17	Services

18	Not Applicable

19	Additional Information About the Operation of the Contracts and the Registrant

20	Underwriters

21	Additional Information About Charges

22	Not Applicable

23	Not Applicable

24	Financial Statements

25	Performance Data

26	Not Applicable

VUL GuardSM

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) offered by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured. In some states the coverage may be issued by certificate under a group contract.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our Separate Account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2005. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office”:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2005

VUL GuardSM

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

AIM Variable Insurance Funds

AIM V.I. Financial Services Fund (Series I)

AIM V.I. Health Sciences Fund1 (Series I)

AIM V.I. Technology Fund (Series I)

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund

American Century VP Value Fund

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)

American Funds® Growth-Income Fund (Class 2)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Forty Portfolio2 (Service)

Janus Aspen Worldwide Growth Portfolio (Service)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series

MFS® New Discovery Series

MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)

MML Blend Fund*

MML Emerging Growth Fund

MML Enhanced Index Core Equity Fund*

MML Equity Fund*

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Inflation-Protected Bond Fund*

MML Large Cap Value Fund

MML Managed Bond Fund*

MML Money Market Fund*

MML OTC 100 Fund

MML Small Cap Equity Fund*

MML Small Cap Growth Equity Fund

MML Small Company Opportunities Fund*

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA3

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds

Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio4

1	As of July 1, 2005, this fund’s name is AIM V.I. Global Health Care Fund.
2	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.
3	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
4	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later.

Massachusetts Mutual Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	29
Administrative Office	1
attained age	6
division	22
face amount	15
general investment account	28
good order	15
grace period	31
guaranteed death benefit* measure	30
guaranteed death benefit* safety test	30
initial face amount	15
initial no lapse period	30
issue date	19
modified endowment contract (“MEC”)	6, 50
monthly charge date	44
net investment experience	29
net premium	18
net surrender value	38
planned premium	16
policy date	19
policy debt	38
policy debt limit	30
register date	19
valuation date	20
7-pay test	51

* The term “guaranteed death benefit” may vary in some jurisdictions. In some states it may be referred to as “no lapse”. For example, a policy may refer to the “no lapse measure” and “no lapse safety test” instead of the “guaranteed death benefit measure” and the “guaranteed death benefit safety test”.

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers four death benefit options. Each is the greater of the minimum death benefit, or:
1.  Level Option: The current face amount.
2.  Return of Account Value Option: The current face amount plus the account value of the policy.
3.  Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.
4.  Return of Separate Account Option: The  current face amount, plus the account value, minus the value of the guaranteed principal account.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is delivered during which you can cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of over 40 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the beneficiary;

• change your investment selections.

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the guaranteed principal account. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse. A withdrawal does not have to be paid back.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may cause your policy to lapse even if the guaranteed death benefit safety test is met.
SAFETY TEST	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments, the guaranteed death benefit measure is positive, and the policy’s debt limit has not been exceeded.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.
SUITABILITY	Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 19 policy years and during the first 19 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges, it fails the guaranteed death benefit safety test, or it exceeds its debt limit. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals are not available in the first policy year or after the insured’s attained age 99. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)

• A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the $25 withdrawal fee.

• The maximum withdrawal is 75% of the net surrender value.

LIMITATIONS ON TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it may terminate even if the GDB safety test is met. Taking a loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59 1/2, are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
IMPACT OF TRANSACTIONS ON GUARANTEED DEATH BENEFIT MEASURE AND GUARANTEED DEATH BENEFIT SAFETY TEST

If you choose to allocate premium payments or account value to the guaranteed principal account (GPA) in order to satisfy the guaranteed death benefit (GDB)* safety test, you should be aware that:

• Policy transactions, such as transfers, withdrawals, and loans, from the GPA will have a negative impact on your GDB measure.

• Changes to your policy that negatively affect the value of the GPA will also have a negative impact your GDB measure. These policy changes include, but are not limited to: face amount changes, death benefit option changes, premium payment frequency changes, and adding or terminating riders.

If the change or transaction results in a reduction to the GDB measure, the premium required to satisfy the safety test may increase. Additionally, your policy may not meet the GDB safety test on the monthly charge date on which the change or transaction is effective.

Therefore, before making a policy change or completing a policy transaction, you should be aware that doing so may put your policy at risk of early termination. You should contact your registered representative and request a new policy illustration that takes into account policy transactions or changes involving the GPA.

*  The term “guaranteed death benefit” may vary in some jurisdictions. In some states it may be referred to as “no lapse”. For example, a policy may refer to the “no lapse measure” and “no lapse safety test” instead of the “guaranteed death benefit measure” and the “guaranteed death benefit safety test”.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge[1]	When you pay premium.	All Coverage Years 5.0% of the premium payment is deducted from each premium paid.	same as current
Surrender Charges[1,2,3,4]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $10.78 — $55.99	same as current
Surrender charge for a 65-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[1,2,3,4,5]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $55.75 per $1000 of Face Amount	First Coverage Year • $55.75 per $1000 of Face Amount
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	same as current
Accelerated Death Benefit Rider	When you elect an accelerated death benefit payment.	$150	$250
Substitute of Insured Rider	When you elect to substitute the insured.	$75	same as current
1	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
2	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and by the year of coverage. For each increase in the face amount, the rates are based on the age, gender, and risk classification of the insured on the effective date of the increase. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
3	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
4	Surrender charges generally apply for the first 19 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table. The factors for issue ages above 80, or for attained ages above 80 on additional segments, will be different than those shown below.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	11	0.53
2	0.94	12	0.50
3	0.89	13	0.45
4	0.84	14	0.41
5	0.79	15	0.34
6	0.74	16	0.28
7	0.70	17	0.21
8	0.66	18	0.14
9	0.61	19	0.07
10	0.57	20	0.00
5	The rates shown for the “representative insured” are first year rates only.

Fee Tables

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance Charge[1,2] Band 1 • $50,000 — $5,000,000 face amount Band 2 • $5,000,001+ face amount	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • Band 1 — $0.03 — $79.16 • Band 2 — $0.02 — $79.16		• $83.33 per $1000 of Insurance Risk
Insurance charge for a 65-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[1,2,3]	Monthly, on the policy’s monthly charge date.	• $0.37 per $1000 of Insurance Risk		• $1.76 per $1000 of Insurance Risk
Administrative Charge[2,4]	Monthly, on the policy’s monthly charge date.	All Policy Years • $0 per policy		All Policy Years • $12 per policy
Asset Charge[5]	Daily.	Annual percentage of the policy’s average daily net assets in the Separate Account		Annual percentage of the policy’s average daily net assets in the Separate Account
		Your Account Value $0 — $49,999.99 $50,000 — $99,999.99 $100,000+	Policy Yrs. 1-15 1.00% 0.75% 0.50%	Your Account Value $0 — $49,999.99 $50,000 — $99,999.99 $100,000+	Policy Yrs. 1-15 1.15% 0.90% 0.65%
		Policy Years 16+	0.50%	Policy Years 16+	0.50%
Face Amount Charge[2,4,6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Face Amount.
		Coverage Years 1-5 6+	Rates $0.10 — $0.41 $0.00	same as current
Face amount charge for a 65-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[2,3,4]	Monthly, on the policy’s monthly charge date.	• $0.15 per $1000 of Face Amount		• $0.15 per $1000 of Face Amount
Loan Interest Rate Expense Charge	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Policy Year 1-15 16+	Rate 1.00% 0.00%	Policy Year 1-15 16+	Rate 1.00% 0.25%
Riders	When Rider Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Additional Insurance[1,2,4,6]	Monthly, on the policy’s monthly charge date.	Current Range of Insurance Rates per $1000 of Rider Insurance Risk • Band 1 — $0.03 — $82.50 • Band 2 — $0.02 — $82.50 Current Range of Rates per $1000 of Rider Face Amount		Insurance Charge • $83.33 per $1000 of Rider Insurance Risk Face Amount Charge same as current rate
		Coverage Year 1-5 6+	Rate $0.10 — $0.41 $0.00
Rider charge for a 65-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[1,2,3,4]	Monthly, on the policy’s monthly charge date.	• $0.40 per $1000 of Rider Insurance Risk • $0.15 per $1000 of Rider Face Amount		• $1.76 per $1000 of Rider Insurance Risk • $0.15 per $1000 of Rider Face Amount

Fee Tables

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit[2,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 — $0.26 Current Range of Rates per $1 of Specified Benefit Amount • $0.00 — $0.04	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[2,3,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Benefit Amount
Guaranteed Insurability[2]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 — $0.11	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[2,3]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured[1,2]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk
When issued on the base insured:		• Band 1 — $0.03 — $79.16 • Band 2 — $0.02 — $79.16	• $83.33 per $1000 of Rider Insurance Risk
When issued on another insured:		• Band 1 — $0.03 — $79.16 • Band 2 — $0.02 — $79.16
Rider charge for a 65-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[1,2,3]	Monthly, on the policy’s monthly charge date.	• $0.37 per $1000 of Rider Insurance Risk	• $1.76 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges[2,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 — $0.26	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[2,3,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Waiver of Specified Premium[2,7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.01 — $0.26 Current Range of Rates per $1 of Specified Premium Amount • $0.00 — $0.04	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and an initial total face amount of $500,000.[2,3,7]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Premium Amount	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Premium Amount
1	The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. When your policy is issued, the band for the insurance charge is set based on your policy’s initial total face amount. For the purpose of determining what band your insurance charges will be calculated from, the policy’s initial total face amount includes the face amount for the base policy plus the face amount(s) of the Other Insured (when used for the base insured) and the Additional Insurance riders, if part of the policy when it is issued. The insurance charge band will not change for the life of the policy regardless of any future changes to the policy’s face amount. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
Current insurance charge rates reflect a range of minimum and maximum rates. All other factors being equal, the actual rate charged for policies in Band 2 may be lower than the rate charged for policies in Band 1.
2	Monthly charges beyond the insured’s attained age 99 are zero.

Fee Tables

3	The rates shown for the “representative insured” are first year rates only.
4	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
5	The asset charge is determined on each monthly charge date and is applied daily to the variable account value only. Maximum and current rates may vary in Maryland but will not exceed the maximum rates shown. Please contact your registered representative for more information.
6	The face amount charge for each segment is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1000 of face amount remains constant during the segment’s first five coverage years, and then, in years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds.
7	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2004. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	1.62%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004.

Fund Name	Management Fees	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I)	0.75%	0.37%	—		1.12%[1]
AIM V.I. Health Sciences Fund[2] (Series I)	0.75%	0.36%	—		1.11%[1,3]
AIM V.I. Technology Fund (Series I)	0.75%	0.40%	—		1.15%[1]
American Century VP Income & Growth Fund	0.70%[4]	0.00%	—		0.70%
American Century VP Value Fund	0.93%[4]	0.00%	—		0.93%
American Funds® Asset Allocation Fund (Class 2)	0.36%	0.01%	0.25%		0.62%
American Funds® Growth-Income Fund (Class 2)	0.29%[5]	0.02%	0.25%		0.56%[5]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.11%	—		0.68%[6]
Franklin Small Cap Value Securities Fund (Class 2)	0.53%	0.18%	0.25%	[7]	0.96%[8]
Goldman Sachs VIT Capital Growth Fund	0.75%	0.14%[9]	—		0.89%
Janus Aspen Balanced Portfolio (Service)	0.55%[11]	0.01%	0.25%	[10]	0.81%[11]
Janus Aspen Forty Portfolio[12] (Service)	0.64%[11]	0.02%	0.25%	[10]	0.91%[11]
Janus Aspen Worldwide Growth Portfolio (Service)	0.60%[11]	0.03%	0.25%	[10]	0.88%[11]
MFS® Investors Trust Series	0.75%	0.11%	—		0.86%[13]
MFS® New Discovery Series	0.90%	0.11%	—		1.01%[13]
MML Blend Fund	0.39%	0.03%	—		0.42%[14]
MML Emerging Growth Fund	1.05%	0.57%	—		1.62%[14]
MML Enhanced Index Core Equity Fund	0.55%	0.26%	—		0.81%[14]
MML Equity Fund	0.38%	0.03%	—		0.41%[14]
MML Equity Index Fund (Class II)	0.10%	0.23%	—		0.33%[15]
MML Growth Equity Fund	0.80%	0.20%	—		1.00%[14]
MML Inflation-Protected Bond Fund	0.60%	0.06%	—		0.66%[14]
MML Large Cap Value Fund	0.80%	0.07%	—		0.87%[14]
MML Managed Bond Fund	0.45%	0.01%	—		0.46%[14]
MML Money Market Fund	0.49%	0.04%	—		0.53%[14]
MML OTC 100 Fund	0.45%	0.32%	—		0.77%[14]
MML Small Cap Equity Fund	0.65%	0.06%	—		0.71%[14]
MML Small Cap Growth Equity Fund	1.07%	0.14%	—		1.21%[14]
MML Small Company Opportunities Fund	1.05%	0.10%	—		1.15%[14]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.02%	—		0.69%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%	—		0.66%
Oppenheimer Core Bond Fund/VA16	0.72%	0.03%	—		0.75%
Oppenheimer Global Securities Fund/VA	0.63%	0.03%	—		0.66%
Oppenheimer High Income Fund/VA	0.72%	0.03%	—		0.75%
Oppenheimer International Growth Fund/VA	1.00%	0.08%	—		1.08%
Oppenheimer Main Street Fund®/VA	0.66%	0.01%	—		0.67%
Oppenheimer Strategic Bond Fund/VA	0.71%	0.03%	—		0.74%
Scudder VIT Small Cap Index Fund	0.35%	0.13%	—		0.48%[17]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Mid-Cap Growth Portfolio[18]	0.85%	0.00%	—		0.85%
Templeton Foreign Securities Fund (Class 2)	0.68%	0.19%	0.25%		1.12%[7]

Fee Tables

1	The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I Shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I Shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense of short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the fund’s day-to-day operations), or items designated as such by the fund’s Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vii) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2006.
2	As of July 1, 2005, this fund’s name is AIM V.I. Global Health Care Fund (Series I).
3	Effective January 1, 2005, through June 30, 2009, the adviser has contractually agreed to waive a portion of its advisory fees. If this waiver were included, the Total Fund Operating Expenses would have been 1.10%.
4	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.
5	The fund’s investment adviser is voluntarily waiving a portion of management fees. If this waiver were included, the management fees would have been 0.28%, and the total expenses would have been 0.55%.
6	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for Fidelity® VIP Contrafund® Portfolio (Initial Class). This offset may be discontinued at any time.
7	While the maximum amount payable under the fund’s class rule 12b-1 plan is 0.35% per year of the fund’s class average annual net assets, the fund’s Board of Trustees (Board) has set the current rate at 0.25% per year.
8	The fund’s manager has agreed in advance to reduce its fees from assets invested by the fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 0.92% for the Franklin Small Cap Value Securities Fund and 1.07% for the Templeton Foreign Securities Fund.
9	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the fund plus all other ordinary expenses not detailed above.
Effective December 22, 2003, the Investment Adviser has contractually agreed to limit “Other Expenses” (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) and “Total Fund Operating Expenses” to the extent that such expenses exceed, on an annual basis, 0.11% of the fund’s average daily net assets. The Investment Adviser has contractually agreed to maintain these expense limitations through June 30, 2005. After this date, the adviser may cease or modify the expense limitations at its discretion at any time. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.
10	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
11	Fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the portfolio’s management fees, effective July 1, 2004.
12	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.
13	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may have entered into or may enter into brokerage arrangements that reduce the series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal 0.85% for MFS® Investors Trust Series, and 1.00% for MFS® New Discovery Series.
14	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2006. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund in 2004.
15	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2006. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the fund on account of Class II shares. If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.
16	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
17	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.
18	This fund is not available as an investment choice for contracts issued on May 1, 2004, or later.

(See the fund prospectuses for more information.)

Fee Tables

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. The Company is organized as a mutual life insurance company.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The VUL GuardSM Policy

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of four death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured’s attained age 99. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The VUL GuardSM Policy

Owner, Insured, Beneficiary

Owner

You name the owner in the application, however, the owner may be changed while the policy is in force, therefore, the owner is the person we have listed as such in our records. The owner is the person who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured who is more than 90 years old or more than 70 years old if death benefit option 3 is selected. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary or assignee to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Owner, Insured, Beneficiary

Purchasing a Policy and Your Right to Cancel

Purchasing a Policy

To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s “face amount”. It is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy becomes effective on the date all of the necessary requirements are received, in good order, at our Administrative Office. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally are issued with values that vary based on the gender of the insured. In some situations, however, we may issue unisex policies. That is, policies whose values do not vary by the gender of the insured. Policies issued in Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel it within 10 days of receiving it. If you cancel the policy we will issue you a refund. The free look period and the amount refunded may vary.

You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancel your policy.

In most states we will refund the policy’s account value less any policy debt. In these states, if your premium is received in good order prior to issue, it is allocated to your investment choices on the day after the policy’s issue date.

In certain other states we will refund the premium paid less withdrawals and debt, and in a few states we will refund your full premium. In those states your premium payment is held in the Guaranteed Principal Account during the free look period.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.

Purchasing a Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	face amount;
•	the insured’s gender;
•	the insured’s issue age;
•	the insured’s risk classification;
•	policy charges;
•	the death benefit option; and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Generally, you will give your first premium payment to the agent who sold you the policy. You should note, however, that premium payments are not applied to your policy until they are received, in good order, at our Administrative Office.

If you or the premium payor receive a single bill for multiple insurance policies, subsequent premium payments for VUL Guard should be sent to:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92483

Chicago, IL 60675-2483

For all other policies, subsequent premium payments for VUL Guard should be sent to the appropriate following lockbox addresses:

Regular Mail:

MassMutual

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

If your premium payment is not received at the correct lockbox, we will reroute it. We will consider the payment in good order, and the payment will be applied, on the valuation date that we determine what policy the premium should be allocated to.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:

•	your chosen premium frequency;
•	the policy’s initial face amount and death benefit option;
•	the issue age, gender, and risk classification of the insured; and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you select (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly check service). We will send you premium notices based on your selections.

To change the amount and frequency of planned premiums, send a request to us at our Administrative Office. Changing the amount and/or frequency of planned premiums can, however, have a negative impact on the policy.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Premiums

Example:

Your policy anniversary is on January 1 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In August you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 1). If you choose not to make a premium payment between August and January 1, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled Policy Termination and Reinstatement.

Additionally, if you choose a guaranteed death benefit, you must allocate a specific amount of the planned premium to the GPA according to a pre-determined payment schedule. These premium allocations to the GPA are called the GDB premium. If you do not make your GDB premium payments in accordance with the pre-determined payment schedule or if any payment results in an insufficient amount being allocated to the GPA, the GDB premium will increase. You can make additional premium payments to make up for the GDB premium shortfall, however, you must clearly identify the purpose of the payment or we will consider it a regular premium payment. As such, it will be allocated according to your current premium allocation instructions and the GDB premium will remain at the increased amount.

As noted above, changes to the timing and frequency of premium payments can impact the ongoing premium necessary to guarantee this policy will not lapse under the guarantee death benefit safety test. For example, changing your premium mode from annual to monthly will result in a change to the amount deposited in the GPA that is necessary to satisfy the guaranteed death benefit safety test. However, if the guaranteed death benefit safety test is met, lapse is prevented unless the policy exceeds its debt limit. Any change in the net premium amount you must deposit to the GPA necessary to meet the GDB Safety Test will be reflected on your quarterly statement in the event you made such a change.

If you do not choose a guarantee death benefit, and a planned premium is not made, the policy will not necessarily terminate. But making planned premium payments does not, by itself, guarantee the policy will remain in force.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service by contacting our Administrative Office.

Before making any changes to the timing or frequency of premium payments, you should speak with your registered representative to determine the impact on your policy.

If you have elected to pay premiums by pre-authorized check and we are unable to obtain the premium payment from your account, we may automatically switch you to a quarterly bill which may impact the amount necessary to deposit to the GPA to satisfy the GDB Safety Test.

Premium Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required premium payments. You may, however, elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will apply to your policy the part of the premium that will not cause it to become a MEC and we will refund the balance to you. Additionally, we will follow these procedures:

•

For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a MEC, unless you’ve previously told us in writing that you want your policy to

Premiums

become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 calendar days prior to your policy anniversary date and we have billed you for a planned premium due on or about the policy anniversary date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment. If you do not provide us with instructions within 10 business days of the date we contact you, we will credit your policy with that part of your premium payment that will not cause it to become a MEC and we will refund the balance of the premium payment to you.
•	If we receive the subsequent premium payment within 10 calendar days prior to your policy anniversary date and we’ve billed you for a planned premium due on or about the policy anniversary date, such premium payment will not be in good order, and we’ll hold this premium payment. We will credit it to your policy on the policy anniversary date. If the policy anniversary date is not a valuation date, then the payment will be credited on the next valuation date following your policy anniversary. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you choose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the premium expense factor for the policy;

(b)	the amount of premium paid in the preceding policy year; or

(c)	the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Premiums that cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the guaranteed principal account. You must set your net premium allocation in terms of whole-number percentages that add up to 100%. Or, you can specify a dollar amount for the GPA and allocate the balance to your selected funds by percentages totaling 100%.

Premiums

Example:

Assume your current premium allocation instructions state that $100 of your net premiums should be allocated to the GPA and any amount in excess of $100 is to be allocated evenly to the GPA, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer Strategic Bond Fund/VA. Also assume you send in a premium payment that results in a net premium of $400. In this situation, $175 is credited to the GPA ($100 plus ¼ of amount in excess of $100), $75 is credited to the MML Blend Fund, $75 is credited to the MML Equity Fund, and $75 is credited to the Oppenheimer Strategic Bond Fund/VA.

If you have allocated a specific dollar amount to the GPA, we will allocate that dollar amount first and then allocate any remaining net premium based on the percentage allocation. If you have allocated a specific dollar amount to the GPA and we receive a premium such that the net premium is less than that dollar amount, we will allocate the entire net premium to the GPA.

Example:

Assume your current premium allocation instructions state that $100 of your net premiums should be allocated to the GPA and any amount in excess of $100 is to be allocated evenly to the GPA, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer Strategic Bond Fund/VA. Also assume you send in a premium payment that results in a net premium of $90. In this situation, the entire $90 is credited to the GPA and nothing will be credited to any of the other funds in your net premium allocation instructions.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, facsimile transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

The request to change your net premium allocation will become effective no later than five business days after we receive it, in good order, at our Administrative Office. Generally, however, the change will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issue the policy. The “policy date” normally is the same date as the issue date.

The “register date” is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also be a valuation date.

Allocation of Initial and Subsequent Net Premiums. We will allocate any net premiums received on or before the register date of the policy to our general investment account. We do not pay interest on these amounts.

It should be noted, however, that your minimum initial premium may change from the amount that was originally quoted.

If, for any reason, your initial net premium payment is insufficient, your payment will not be considered in good order. We will hold the payment in our general investment account and contact you to advise you of the new minimum initial premium amount. We do not pay interest on these amounts and you will have to pay the balance before we will consider your initial premium payment in good order.

These amounts will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

Premiums

However, if your premium allocation instructions indicate that a specific dollar amount of each net premium should be deposited to the GPA, we will allocate your policy’s value as follows:

(a)	We will determine the number of premium payments that would have been made, according to the premium payment frequency you have chosen, between the policy date and the day before the register date,

(b)	We will multiply the dollar amount you have instructed us to allocate to the GPA by the number of premium payments determined in (a) above,

(c)	We will deposit that amount to the GPA, and

(d)	We will allocate the remaining amount according to your current premium percentage allocation instructions, excluding any specific dollar amount allocated to the GPA.

Example:

The register date is five months later than the policy date. You have elected to pay premiums quarterly, therefore, according to your planned premium payment frequency, two payments would have been made. Your premium allocation instructions state that $100 should be allocated to the GPA and the remaining amount should be allocated equally between the GPA and the MML Blend Fund. Your net premiums are deposited to the general investment account and on the register date the total amount to be allocated is $500.

In this situation, we would allocate $350 to the GPA ($100 x 2 payments, plus $150 which is  1/2 of the remaining amount to be allocated) and $150 to the MML Blend Fund.

If your state of issue requires us to refund the policy’s account value less any policy debt, the register date is the valuation date that is on, or next follows, the later of:

a.	the day after the issue date of the policy,

b.	the date the balance of your initial premium payment either clears the lockbox or is received at our Administrative Office; or

c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.

If your state of issue requires us to refund either your full premium, or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that is on, or next follows, the later of:

a.	The day after the end of the right to return period;

b.	the date the balance of your initial premium payment either clears the lockbox or is received at our Administrative Office; or

c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.

2.	We will allocate existing values, held as of the policy’s issue date, to the guaranteed principal account on the first valuation date after the issue date. (The existing values at this time would be any money taken with the application for the policy less any applicable charges.); and

3.	We will allocate any net premiums received after the issue date but before the register date to the guaranteed principal account.

If, for any reason, your initial net premium payment is in excess of the required minimum initial premium, we will allocate the full amount according to your current net premium allocation instructions.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them, in good order, at our Administrative Office or at the address shown on the premium notice. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment, in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VUL Guard℠ policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in either the Money Market division or the Guaranteed Principal Account until the Right to Return period is completed.

Your Premium You make a premium payment
We deduct a premium expense charge
Net Premium We allocate the net premium to the investment options you choose
The fund deducts advisory fees and other fund expenses from the portfolios
Loan Account Accumulated value set aside to secure a policy loan
Guaranteed Principal Account We hold amounts you allocate to this option in the general investment account
Variable Investment Options We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account VUL Guard℠ Segment The variable investment divisions invest in the fund's portfolios
We deduct an asset charge daily
We credit or debit investment earnings or losses
The loan interest rate expense charge reduces the interest credited on the loan account
We credit interest
We deduct: - insurance charge - administrative charge - face amount charge - rider charges
We make monthly deductions
We deduct a processing fee for each withdrawal, decrease in face amount, and a one time processing fee for exercising certain riders.
We impose fees for certain transactions
Account Value
Death Benefit We pay your selected death benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities laws and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL GuardSM policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL GuardSM policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL GuardSM policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the VUL GuardSM segment of the Separate Account.

Currently, the VUL GuardSM segment of the Separate Account is divided into over 40 divisions. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL GuardSM policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this policy and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable policies”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable policies. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses—Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. Please visit massmutual.com/compensation or call (800) 272-2216 for a list of the funds whose advisers currently pay such compensation.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable policies. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses—Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation In General

The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and performance when selecting the funds that will be available with MassMutual’s variable policies.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds (Continued)
AIM V.I. Health Sciences Fund[1] (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I)	Adviser: A I M Advisors, Inc. (“AIM”) Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceeds those of the S&P 500® Index[2] by investing in stocks of companies with strong expected returns.
American Century VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.
American Funds Insurance Series®
American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).
American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.
Fidelity® Variable Insurance Products (“VIP”) Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A	Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund invests in small companies that the fund’s manager believes are undervalued.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Franklin Templeton Variable Insurance Products Trust (Continued)
Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in equity investments. The fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential. Although the fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
Janus Aspen Series
Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.
Janus Aspen Forty Portfolio[3] (Service)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio will pursue its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
Janus Aspen Worldwide Growth Portfolio (Service)	Adviser: Janus Capital Management, LLC Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.
MFS® Variable Insurance TrustSM
MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. It normally invests at least 65% of its net assets in common stocks and related securities with a focus on companies with larger market capitalizations.
MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)
MML Blend Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation.
MML Enhanced Index Core Equity Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[2], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund*	Adviser: MassMutual Sub-Advisers: Babson Capital Management LLC and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[2].
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital and future income.
MML Inflation-Protected Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income.
MML Managed Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML Money Market Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Equity Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk) (Continued)
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation.
MML Small Company Opportunities Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, Babson Capital Management LLC (“Babson Capital”), to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Core Bond Fund/VA4	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Scudder Investment VIT Funds
Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. (“DeAM”) Sub-Adviser: Northern Trust Investments N.A.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[5], which emphasizes stocks of small U.S. companies.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.
T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.
T. Rowe Price Mid-Cap Growth Portfolio[6]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.[5]

1	As of July 1, 2005, this fund’s name is AIM V.I. Global Health Care Fund (Series I).
2	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
3	Prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio.
4	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
5	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.
6	This fund is not available as an investment choice for contracts issued on May 1, 2004, or later.

Investment Choices

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the guaranteed principal account (“GPA”). You may also transfer account value from the Separate Account to the GPA.

Amounts allocated to the GPA become part of our general investment account. Neither our general investment account nor the GPA is registered under federal or state securities law. Our “general investment account” consists of all assets owned by us. The assets in the VUL Guard Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment of assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, and
•	the policy loan rate less the maximum loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

It is important to note that any policy changes or transactions that impact the non-loaned GPA value may have an impact on whether or not your policy meets the guaranteed death benefit safety test.

Investment Choices

Policy Value

How The Value of Your Policy is Calculated

The value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the asset charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation at interest of:

•	net premiums allocated to the general investment account and the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; minus
•	monthly charges and surrender charges deducted from the GPA, and plus
•	interest credited to the fixed account value.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Value

Policy Termination and Reinstatement

This policy offers a secondary, no-lapse death benefit guarantee that is explained later in this section. If you do not select the guaranteed death benefit feature, however, the policy will not necessarily terminate if you do not make the planned premium payment. Alternatively, if you do not select the guaranteed death benefit feature, making planned premium payments does not guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

On each monthly charge date we test to determine whether or not your policy has enough value to remain in-force.

In determining whether or not your policy will stay in force, we first establish whether or not you have a loan outstanding on the policy.

1. If there is a loan outstanding on the policy:

a.	we calculate whether or not the policy has reached its debt limit. (The policy debt limit is defined below.) If the policy debt limit is reached, your policy will enter the grace period.

b.	if the policy debt limit is not reached, we then test to determine if there is enough value to pay the charges due. If the account value less surrender charges and less the policy loan is equal to or greater than the charges due, the policy will not enter the grace period.

Your “policy debt limit” is reached when total policy debt (which includes accrued interest) exceeds:

•	the account value less surrender charges, if the GDB safety test has not been met, or
•	the account value, if the GDB safety test has been met.

2.	If there is not a loan outstanding on the policy:

Your policy will not enter the grace period as long as your policy’s account value is equal to or greater than the charges due.

Even if your policy fails to meet the applicable test under 1b or 2, your policy has a secondary guarantee unless the policy debt limit has been reached. This secondary guarantee is called the guaranteed death benefit (GDB) safety test. (The term “guaranteed death benefit” may vary in some jurisdictions. In some states it may be referred to as “no lapse”. For example, a policy may refer to the “no lapse measure” and “no lapse safety test” instead of the “guaranteed death benefit measure” and the “guaranteed death benefit safety test”.)

The GDB safety test is a secondary, no-lapse guarantee that allows the policy to remain in-force even if the policy does not have enough value to pay any deductions. If your policy exceeds its debt limit, however, it will enter the grace period as described in item 1 of this section, whether or not the safety test is met. In this situation, your account value equal to any policy debt and any applicable surrender charges will be forfeited.

Please note, if you pay only the minimum premiums needed to meet the GDB safety test, your policy will have a lower net surrender value than if you pay higher premiums; it may be possible that your policy will not develop any net surrender value for some time.

Guaranteed Death Benefit (GDB) Safety Test

In general, the GDB safety test is met if, on a monthly charge date, the GDB measure is positive. Additionally, during your policy’s “initial no-lapse guarantee period”, the safety test has a minimum premium requirement.

The GDB measure is a reference measure that is used only in determining whether or not your policy’s secondary guarantee, the GDB safety test, is met. The GDB measure is calculated almost identically to your policy’s non-loaned fixed account value but will not normally equal your policy’s non-loaned fixed account value.

The minimum premium requirement is met if (a) is greater than or equal to (b) where:

(a)	is all of the premiums paid into the policy since inception, and not refunded or withdrawn, accumulated at 3% interest, and less any policy debt; and

(b)	is the accumulation at 3% of all the minimum premiums.

Policy Value

Subject to state availability, your policy’s initial no-lapse guarantee period is generally the first 20 policy years or, if earlier, to the insured’s attained age 90.

If the GDB safety test is met and your policy does not have enough value to pay the monthly charges due, then the monthly charges may be reduced and your policy will remain in force.

It is important to note that only premium payments allocated to the guaranteed principal account (“GPA”), and account value transferred into or out of the GPA are considered in determining whether the GDB safety test is met. Therefore, policy transactions such as transfers, withdrawals, and loans, and other changes to your policy that affect your value in the GPA will also impact your policy’s ability to meet the GDB safety test. These policy changes include but are not limited to: face amount changes, death benefit option changes, premium payment frequency changes, adding or terminating riders, and having a sub-standard rating reduced or removed.

If the change or transaction results in a reduction to your GPA value, it will also negatively impact your policy’s ability to meet the GDB safety test.

If you allocate premium payments to, or transfer account value to the GPA, your value in the GPA will increase and your policy’s ability to satisfy the GDB safety test will increase. Policy changes that have a positive impact on the value in your GPA will also increase your policy’s ability to satisfy the GDB safety test. However, a positive value in your GPA does not guarantee that your policy will meet the GDB safety test.

Impact of the GDB safety test on monthly charges

If the applicable value of your policy is not sufficient to pay the monthly charges due, but your policy meets the GDB safety test, and you have not reached the policy’s debt limit, your policy will not enter the grace period, and we may reduce the monthly charges as follows:

A.	If there is no policy debt:

•	On each of the first two monthly charge dates, if the account value cannot cover the monthly charges due but the GDB safety test is met, then the monthly charges for that date will be reduced to an amount equal to the account value on that date.
•	On each monthly charge date after the second monthly charge date, the monthly charges for that date will be reduced to equal the GPA value if:

a.	The monthly charges due are greater than your value in the GPA and less than or equal to the account value, but the GDB measure is positive on that date, or

b.	The account value is less than the monthly charges due but the GDB safety test is met.

B.	If there is policy debt but the policy debt limit has not been exceeded:

•	On each of the first two monthly charge dates, if the net surrender value cannot cover the monthly charges due but the GDB safety test is met, then the monthly charges for that date will be the lesser of (i) the monthly charges due, or (ii) the unloaned account value.
•	On each monthly charge date after the second monthly charge date, the monthly charges for that date will be reduced to equal the unloaned GPA value if:

a.	The monthly charges due are greater than the unloaned GPA value and less than or equal to the unloaned account value, but the GDB measure is positive on that date, or

b.	The unloaned account value is less than the monthly charges due but the GDB safety test is met.

More in-depth explanations of how the GDB measure is calculated are contained in your policy and the Statement of Additional Information.

Examples of the GDB safety test appear in Appendix A.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating:

a.	the amount needed to avoid immediate termination, or

b.	the amount needed to keep the policy in force until a future monthly charge date (depending on the planned premium frequency you have chosen)

Policy Value

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we receive a premium payment that is less than the amount needed to avoid immediate termination, we will return it and the policy will terminate without value at the end of the grace period.

The notice may state that a portion of your premium will be allocated to the GPA. If so, the allocation to the GPA must be made to satisfy the GDB safety test. If the notice does not include an amount that will be allocated to the GPA in order to satisfy the GDB safety test, any premium we receive will be allocated according to the net premium allocation in effect.

If the notice does include an amount that will be allocated to the GPA in order to satisfy the GDB safety test, and

•	We receive an amount of premium that is equal to or greater than the amount needed to avoid immediate termination, but less than the amount needed to keep the policy in force until a future monthly charge date based on your planned premium frequency, according to the terms of your policy, we will first allocate enough premium to the GPA in order to avoid immediate termination. Any remaining premium will then be allocated in accordance with the net premium allocation instructions then in effect.

or

•	We receive an amount of premium that is equal to or greater than the amount needed to keep the policy in force until a future monthly charge date based on your planned premium frequency, according to the terms of your policy, we will first allocate enough premium to the GPA to keep the policy in force until that date. Any remaining premium will then be allocated in accordance with the net premium allocation instructions then in effect.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law);
•	five years have passed since it terminated; or
•	the insured’s attained age has reached 100.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, plus
•	the account value of the policy on the date it lapsed adjusted to include, as applicable, accumulated interest and investment experience to the reinstatement date, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time:

•	the account value of the reinstated policy will be increased by an amount equal to the surrender charge that was taken, plus interest accumulated from the date of the lapse, and
•	surrender charges, equal to the amount and period applicable when the policy lapsed, will apply to the reinstated policy.

Policy Value

We do not reinstate policy debt.

Reinstatement premium will be allocated in accordance with the net premium allocation instructions that were in effect on the date the policy lapsed. The GDB measure will reflect the amount of any reinstatement premium that is allocated to the GPA. The GDB measure on the date of reinstatement, therefore, will be equal to the net premium allocated to the GPA minus any applicable GDB reductions calculated for that date.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Value

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our Transfer of Values Request form. You may also submit transfer requests by telephone, facsimile transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions, therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years; then you may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year. In this situation, you must transfer the full amount (less any policy debt) out of the guaranteed principal account in one transaction.

Transfers to or from the guaranteed principal account will also be reflected in the guaranteed death benefit measure and, consequently, impact the GDB safety test. Please refer to the section on Guaranteed Death Benefit Measure under Policy Termination and Reinstatement for additional information.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policy owners and beneficiaries under the policy, including long-term policy owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity, and will not accommodate frequent transfers of account value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques

Policy Transactions

to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this policy, determine that a policy owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the policy owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the account value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a policy owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all policy owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all policy owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on your investment returns. It is an automated transfer program.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA program is $100. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If, on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers

Policy Transactions

you elected, DCA will automatically terminate and your DCA transfers will not occur.

To elect DCA, complete our Dollar Cost Averaging Request form and send or fax it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may specify a termination date for DCA, if you wish to do so. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. We do not charge you to participate in the DCA program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among these selected divisions so that their account value will again match the ratios you set.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send or fax it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing program.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.

Example:

Assume that you want your initial net premium payment split between 4 divisions: the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer Aggressive Growth Fund/VA.

You have also completed a Portfolio Rebalancing form indicating that you want the values in the MML Managed Bond Fund and the Oppenheimer Aggressive Growth Fund/VA rebalanced quarterly as follows:

•	60% in the MML Managed Bond Fund; and
•	40% in the Oppenheimer Aggressive Growth Fund/VA.

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 80% of the value of the two funds in your Portfolio Rebalancing Program.

On the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund and use the money to buy more units in the Oppenheimer Aggressive Growth Fund/VA to bring the ratio of the two funds back to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You may not make a withdrawal after the insured’s attained age 99.

You can make a withdrawal by sending or faxing us a written request on our Partial Withdrawal Request form.

You must state in your request from which investment divisions you want the withdrawal made and the dollar amount you want withdrawn from each.

If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. A withdrawal from the GPA will reduce the guaranteed death benefit measure and,

Policy Transactions

consequently, in most cases, negatively impact the GDB safety test.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.

We will reduce the face amount of your policy by the amount of the withdrawal, if:

•	death benefit options 1 or 3 are in effect and the death benefit is greater than the minimum death benefit; or
•	death benefit option 4 is in effect and the death benefit is greater than the minimum death benefit and the withdrawal is from the GPA; or
•	the minimum death benefit, after the withdrawal, is less than the amount of benefit provided by the death benefit option in effect; and
•	we have not received evidence of insurability satisfactory to us.

No surrender charge will apply, if your face amount is reduced because of a withdrawal.

There is one exception in cases where the death benefit option in effect is 1 or 3, or if death benefit option 4 is in effect and the withdrawal is taken from the GPA:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum initial face amount. Withdrawals may have adverse tax consequences.

Withdrawals will be effective on the valuation date we receive your fully completed withdrawal form in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Policy Transactions

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply, and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserve the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds,
•	it may cause your policy to fail the GDB safety test; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

The risks that can result from taking a policy loan may be reduced if you repay the policy debt.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending or faxing it to our Administrative Office. You must select from where you would like the loan amount deducted. You may choose to deduct your loan from:

•	up to 18 divisions of the Separate Account, or
•	up to 17 divisions of the Separate Account and the GPA.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions you have selected and, if applicable, the guaranteed principal account (excluding any outstanding loans), and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is transferred to the divisions of the Separate Account according to the values in them at that time. If you have no value in the Separate Account at that time, then the interest earned on any outstanding loan remains in the GPA.

Loan Interest Charged

The interest rate charged on loans is 4%. This is a fixed rate; it will not change during the life of the policy.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account according to the then current value in those divisions and added to the loan. (If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.) As part of

Policy Transactions

the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. If there is not enough value in the divisions, the balance of the interest due will be taken from the GPA and that will, in turn, impact the GDB measure.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt. Additionally, if you elect to take any portion of the loan from the GPA, the policy’s guaranteed death benefit measure will also be reduced and, consequently, in most cases, negatively impact the GDB safety test.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy is at risk of terminating whether or not the GDB safety test has been met. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt exceeds:

•	the account value less surrender charges, if the GDB safety test has not been met, or
•	the account value if the GDB safety test has been met.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

Any loan repayment you make within 30 days of the policy anniversary date will first pay policy loan interest due. We will allocate any other loan repayment first to the guaranteed principal account until any loan amount that originated from the GPA, excluding interest, is repaid. Any additional loan repayments, including loan interest, will be allocated to the GPA and the divisions of the Separate Account according to your premium allocation instructions in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

Any loan repayments allocated to the GPA will also increase the guaranteed death benefit measure.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test. Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco classification.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your financial representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy you must choose one of four death benefit options. These are:

•	Option 1 — The benefit is the greater of:

(a)	The face amount on the date of death; or

(b)	The minimum death benefit on the date of death.

•	Option 2 — The benefit is the greater of:

(a)	The face amount plus the account value on the date of death, or

(b)	The minimum death benefit on the date of death.

•	Option 3 — The benefit is the greater of:

(a)	The face amount plus the premiums paid (less any premiums refunded) to the date of death; or

(b)	The minimum death benefit on the date of death.

•	Option 4 — The benefit is the greater of:

(a)	The face amount plus the account value on the date of death less the Guaranteed Principal Account, or

(b)	The minimum death benefit on the date of death.

You should note that death benefit options 2 and 4 provide a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The Policy Value section of this prospectus provides more detailed information on how your policy’s account value is determined.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Death Benefit

Right to Change the Death Benefit Option

After the first policy year, generally you may change the death benefit option while the insured is living. However, no change will be permitted beyond the insured’s attained age 99. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send us a written request to change your death benefit option. We do not require evidence of insurability.

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we receive the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix C contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change;
•	the GDB factors will change; and
•	the policy surrender charge will not change.

A change in your death benefit option may also have an impact on your ability to satisfy the GDB safety test.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. Your ability to satisfy the GDB safety test will also be affected.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a MEC may effect your tax situation.

Increases in Face Amount. To increase the policy face amount, you must provide us with a written application and evidence the insured is still insurable.

An increase in face amount may not be:

•	less than $15,000, or
•	made after the insured reaches attained age 90.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional insurance charges, face amount charges, GDB insurance factors, and GDB face amount factors will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 19 years of the segment’s coverage.

Face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount. You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. If you decrease the policy face amount, we

Death Benefit

cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in the Charges and Deductions section under Surrender Charges for Decreases in Face Amount.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase; then

(b)	the face amounts of the next most recent increases successively; and last

(c)	the initial face amount.

You may not decrease the face amount:

•	after the insured’s attained age 99; or
•	if the decrease would result in a face amount of less than the minimum initial face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive the written request.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay payment of the death benefit during periods when:

i.	It is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	Trading is restricted by the SEC;

iii.	The SEC declares an emergency exists; or

iv.	The SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	The period begins on or before the date of the insured’s death; and
•	The amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Installments for a specified period;
•	Installments for a specified amount;
•	As a life income;
•	As a life income with payments guaranteed for the amount applied;
•	As a joint lifetime income with reduced payments to the survivor;
•	Interest on the benefit amount.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years after the issue date, the policy will terminate and we will

Death Benefit

refund to the owner the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, the policy will terminate and we will refund to the owner the sum of the premium paid to reinstate and all premiums paid thereafter, less any withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), the policy will terminate and we will refund to the owner the sum of the monthly charges made for the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender is misstated in the policy application, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The maximum premium expense charge we can deduct is 5% of any premium paid.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is:

•	during policy years 1 through 15: 1%, and
•	during policy years 16+: 0.25%.

It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. (See the Policy Termination section for more information.) Generally, these charges will apply during:

•	the first 19 years of coverage, and
•	the first 19 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the guaranteed principal account (excluding debt) in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your policy. The charge is based on:

•	the policy’s face amount,
•	the insured’s issue age, gender, and risk classification, and
•	the coverage year.

In no case, however, will the surrender charge ever exceed $55.99 per $1,000 of face amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments

Charges and Deductions

and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We may charge a one-time processing fee for some riders.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date. We do not, however, deduct these monthly charges after the insured’s attained age 99. The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges will be deducted:

A.	On the policy’s first two monthly charge dates:

Proportionately from the unloaned fixed account value and the values in the divisions of the Separate Account.

If there is not enough account value on either of the first two monthly charge dates, the policy will enter the grace period, unless the GDB safety test is met. If the GDB safety test is met, monthly charges due will be reduced to the unloaned account value.

And,

B.	On all subsequent monthly charge dates:

From the GPA.

If there is not enough account value in the unloaned GPA on any of the subsequent monthly charge dates and the GDB measure is less than the GDB monthly factors, monthly charges will then be deducted proportionately from the unloaned fixed account value and the values in the divisions of the Separate Account.

If the GDB safety test is met (or, in some situations, just the GDB measure portion of the GDB safety test) the monthly charges due will be reduced to the value of the unloaned portion of the GPA and will be deducted solely from that account. These situations are discussed more fully in the Policy Termination section.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge. The maximum administrative charge is $12 per policy, per month.

Face Amount Charge. The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age of the insured for the initial face amount, and
•	for each increase, the insured’s age at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first 5 years of each coverage segment.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980

Charges and Deductions

Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

Your policy’s actual or current insurance charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the insurance charge is calculated.

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on the first day of each policy month by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698;
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on the first day of each policy month. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date; and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge. We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Charges and Deductions

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Asset Charge

The asset charge is determined on your policy’s monthly charge date and is based on your policy’s account value, on that monthly charge date, after the current monthly charges are deducted.

The charge is applied, on a daily basis, to your value in the Separate Account only. The maximum annual asset charge is equal to the following percentages of the portion of your policy’s average daily net assets that are invested in the Separate Account:

•	during policy years 1 thru 15:

Your Account Value	Annualized Asset Charge
$ 0 — $49,999.99	1.15%
$ 50,000 — $99,999.99	0.90%
$100,000 +	0.65%

•	0.50% during policy years 16 and beyond.

When your policy is issued, the asset charge is set assuming your policy account value is $100,000, regardless of your policy’s actual account value. The asset charge will remain at this level until the monthly charge date that is on or immediately after the date we receive your first premium payment. On the monthly charge date immediately following your first premium payment, your asset charge will be set according to your policy’s actual account value. On each of the policy’s subsequent monthly charge dates during your first 15 policy years, we will determine the asset charge to be applied to your value in the Separate Account until the next monthly charge date. Even though your variable account value may change from day-to-day, the asset charge applied to your value invested in the Separate Account will only change on a monthly charge date when your account value has increased or decreased to a level that triggers the assessment of a different asset charge as shown in the table.

The asset charge compensates us for the risks and expenses involved in issuing and administering life insurance protection.

If the asset charge is not sufficient to cover the risks and expenses involved in issuing and administering the policy, we will bear the loss. If the amount of the charge is more than sufficient to cover those risks and expenses, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets. This distribution fee is called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider.

Riders for which we charge will also have guaranteed death benefit factors associated with them. The GDB factors will be described in the rider and will be included in the calculations used to determine the GDB measure. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

In states where this rider is available, it is included automatically with the policy.

Additional Insurance Rider

This rider provides term insurance on the life of the insured named in the base policy. The coverage is convertible for a limited amount of time.

The face amount of the rider is included in the calculation of the policy’s total face amount and, therefore, it will impact:

•	the rates used in determining the insurance charge, and
•	the amount of benefit under the death benefit option in effect.

We will decrease the face amount of the Additional Insurance Rider if the face amount of the base policy falls below its minimum of $50,000 due to a withdrawal or a death benefit option change.

In deciding whether to use the Additional Insurance Rider as part of the total coverage under your policy, you should consider a number of factors.

Some possible advantages of using the Additional Insurance Rider include:

1.	Since there are no surrender charges associated with the rider, the policy’s total net surrender value will be higher.
2.	Decreasing the rider face amount would not incur a surrender charge.

Some possible disadvantages include:

1.	The rider will increase the cost associated with satisfying your policy’s GDB safety test.
2.	Adding the rider to your policy will result in lower account values.
3.	Coverage under the rider terminates at attained age 100, whereas coverage under the base policy continues without further monthly charges.
4.	If you select the Guideline Premium Test to qualify the policy as life insurance, the total amount of premiums you may be allowed to pay under the policy will be lower.
5.	If you select the Cash Value Accumulation Test instead, the amount of premiums you may be allowed to pay each policy year may be lower.
6.	If your policy has the Disability Benefit Rider (discussed later in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.
7.	If your policy has the Waiver of Specified Premium rider (discussed later in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your financial representative before deciding whether to use the Additional Insurance Rider.

Other Benefits Available Under The Policy

Disability Benefit Rider

Under this rider, while the insured is totally disabled, as defined in the rider, we will:

•	Credit a specified benefit amount to the policy’s account value, and
•	Waive the monthly charges.

Guaranteed Insurability Rider

This rider provides the right to increase the face amount of the policy without evidence of insurability on certain options dates as defined in the rider.

Other Insured Rider

This rider provides level term insurance on the life of the insured named in the base policy, or the insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time.

In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. If the insured named in the rider is the same as the insured named in the base policy:

•	The cost associated with satisfying the GDB safety test will be affected and the policy’s account values will also be affected.
•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.
•	If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.
•	If your policy has the Waiver of Specified Premium rider (discussed later in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

You should review these factors with your financial representative before deciding whether to use the Other Insured rider and the insured named in the rider is the same as the insured named in the base policy.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

Waiver of Specified Premium Rider

Under this rider, while the insured is totally disabled as defined in the rider, we will credit the policy’s account value the greater of:

•	The monthly charges, or
•	A monthly specified amount designated by the policy owner.

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; and (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value.

One example occurs when the policy debt limit is reached. If, using the previous example, the

Federal Income Tax Considerations

account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other

Federal Income Tax Considerations

amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered

Federal Income Tax Considerations

Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Payments to Nonresident Aliens. Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and

(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Deferral of Payments

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists; and

iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Other Information

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments, and
•	change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the NASD. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

Both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“Broker-Dealers”) sell the policy. Such registered representatives are also licensed insurance agents.

MassMutual also contracts with Broker-Dealers who act as Wholesalers and who may assist in finding other Broker-Dealers to offer and sell the policies. Wholesalers may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesalers may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesalers are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesalers for the Services.

Commissions and Allowances Paid to MMLISI and Broker-Dealers

Commissions are paid to MMLISI and all Broker-Dealers who sell the policy. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

Other Information

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesaler Compensation

MassMutual pays commissions and allowances to Wholesalers who are Broker-Dealers, authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesalers who are Broker-Dealers who provide Services to other Broker-Dealers in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesaler in the event that the Target Premium for all life insurance products credited to the Wholesaler equals or exceeds preset Target Premium thresholds in certain years (“Progressive Compensation”). The Progressive Compensation payment schedule may vary for specific Wholesalers.

The Target Premium for Wholesalers referenced in this section is premium paid for all MassMutual life insurance products credited to the Wholesaler including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesaler Compensation payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Compensation Paid to Broker-Dealers and Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Broker-Dealers or Wholesalers to attend the Broker-Dealer’s or Wholesaler’s sales conferences and educational seminars, thereby promoting awareness of our products. The Broker-Dealer or Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

Broker-Dealers and Wholesalers may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives. We may also pay Wholesalers and Broker-Dealers compensation pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of Wholesale support being provided. These payments are not made in connection with the sale of specific policies.

This additional compensation is not offered to all Wholesalers and Broker-Dealers and the terms of these arrangements may differ. Any such compensation will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such compensation and may influence the way that a Broker-Dealer or Wholesaler markets the policy.

The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Other Information

You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Following are hypothetical examples of how the guaranteed death benefit (GDB) safety test works. Example 1 represents a situation where there is no outstanding policy loan. Examples 2a thru 2c represent situations where there is outstanding policy debt.

These examples are provided for illustrative purposes only and are in no way representative of actual policy values.

Example #1 ~ Meeting the GDB safety test when there is no policy debt:

Assume the following:

•	It is the policy’s sixth monthly charge date;
•	You have no policy debt;
•	No withdrawals have been made;
•	The monthly charges are $100;
•	Your policy’s GPA value is $50;
•	The minimum monthly premium is $20;
•	Beginning on the policy date you have made premium payments of $20 on each monthly charge date;
•	The GDB measure equals 75, and
•	The monthly GDB factors total 70.

In the initial no lapse period, the monthly charges will be reduced to $50, the policy’s GPA value is reduced to zero, and the policy will stay in force because:

a.	The GDB measure exceeds the total GDB factors on that monthly charge date, and
b.	The minimum monthly premium requirement (see Guaranteed Death Benefit Safety Test section) has been met.

Therefore, the safety test has been met.

After the policy’s initial no lapse period, it would still stay in force because the GDB measure is greater than the total GDB factors on that date.

Example #2a ~ Meeting the safety test when there is an existing policy loan, but accrued interest is not yet due and the policy has not exceeded its debt limit:

Assume the following:

•	The policy is in the first month of the 11th policy year;
•	You have policy debt of $2,000;
•	The surrender charges are $135;
•	The monthly charges are $200*;
•	Your policy’s account value is $2,160;
•	The non-loaned GPA value is $75;
•	The variable account value is $85;
•	The minimum no lapse monthly premium is $20;
•	Beginning on the policy date you have made premium payments of $40 on each monthly charge date;
•	The GDB measure equals 75, and
•	The monthly GDB factors total 70.

In the initial no lapse period, the monthly charges will be reduced to $75 (the non-loaned value of the GPA) and the policy will stay in force because:

a.	The GDB measure exceeds the total GDB factors on that date, and
b.	The minimum monthly premium requirement (see Guaranteed Death Benefit Safety Test section) has been met.

Therefore the safety test is met, and

c.	Policy debt ($2,000) does not exceed the policy debt limit (in this case the account value, $2,160).

After the policy’s initial no lapse period, it would still stay in force because the GDB measure is greater than the total GDB factors on that date and the policy’s debt limit has not been reached.

* If the monthly charges are less than the policy’s non-loaned account value (in this case $160), then (b) does not apply.

Appendix A

Example 2b ~ Meeting the safety test when there is policy debt (which includes accrued interest) that does not exceed the policy’s debt limit:

Assume the following:

•	It is the policy’s 11th policy anniversary;
•	You have an existing policy loan of $2,000;
•	You have accrued loan interest of $80 that is due and, instead of paying the interest, it is added to your policy loan;
•	The surrender charges are $135;
•	The monthly charges are $300*;
•	Your policy’s account value is $2,260;
•	The non-loaned GPA value is $75;
•	The variable account value is $185;
•	The minimum no lapse monthly premium is $20;
•	Beginning on the policy date you have made premium payments of $40 on each monthly charge date;
•	The GDB measure equals 75, and
•	The monthly GDB factors total 70.

In this case, $80 of your variable account value will be transferred to the loaned portion of the policy’s GPA to pay the accrued loan interest, increasing policy debt to $2,080.

In the initial no lapse period, the monthly charges will be reduced to $75 (the non-loaned portion of the GPA) and the policy will stay in force because:

a.	The GDB measure exceeds the total GDB factors on that date;
b.	The minimum monthly premium requirement (see Guaranteed Death Benefit Safety Test section) has been met, and
c.	Policy debt ($2,080) does not exceed the policy debt limit (in this case the account value, $2,260).

After the policy’s initial no lapse period, it would still stay in force because the GDB measure is greater than the total GDB factors on that date and the policy’s debt limit has not been reached.

* If the monthly charges are less than the policy’s non-loaned account value (in this case $260), then (b) does not apply.

Example 2c ~ Meeting the safety test when there is policy debt (which includes accrued interest) that has exceeded the policy debt limit:

Assume the following:

•	It is the policy’s 11th policy anniversary;
•	You have an existing policy loan of $2,500;
•	You have accrued loan interest of $100 that is due and, instead of paying the interest, it is added to your policy loan;
•	The surrender charges are $135;
•	The monthly charges are $100;
•	Your policy’s account value is $2,550;
•	The non-loaned GPA value is $25;
•	The variable account value is $25;
•	The minimum no lapse monthly premium is $20;
•	Beginning on the policy date you have made premium payments of $50 on each monthly charge date;
•	The GDB measure equals 100, and
•	The monthly GDB factors total 70.

In this case, $100 of your unloaned account value should be transferred to the loaned portion of the policy’s GPA to pay the accrued loan interest, which would increase policy debt to $2,600. In this situation:

a.	The GDB measure exceeds the total GDB factors on that date, and
b.	The minimum monthly premium requirement (see Guaranteed Death Benefit Safety Test section) has been met.

However, because there is insufficient value in the unloaned account value (the non-loaned GPA and the variable account values) to satisfy the interest payment, policy debt ($2,600) exceeds the policy debt limit (in this case the account value of $2,550), therefore, although your policy has satisfied the GDB safety test, it will enter the grace period.

Appendix A

Appendix B

Hypothetical Examples of the Impact of the Account Value, Guaranteed Principal Account (GPA) Value, and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (face amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (face amount plus premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Example IV ~ Death Benefit Option 4

Assume the following:

•	Face amount is $1,000,000
•	Account value is $50,000
•	GPA value is $30,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,020,000 (face amount plus account value minus GPA value).

If the account value increases to $80,000, the GPA value increases to $40,000, and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,040,000.

If the account value decreases to $30,000, the GPA value decreases to $10,000, and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,020,000.

Appendix B

Appendix C

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 1 to Option 2

For a change from option 1 to option 2, the face amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a face amount of $700,000 and an account value of $25,000, under option 1 the death benefit is equal to the face amount, or $700,000. If you change from option 1 to option 2, the death benefit under option 2 is equal to the face amount plus the account value. Since the death benefit does not change as the result of a death benefit option change, the face amount will be decreased by $25,000 to $675,000, and the death benefit under option 2 after the change will remain $700,000.

Example II ~ Change from Option 2 to Option 1

For a change from option 2 to option 1, the face amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a face amount of $500,000 and an account value of $25,000, the death benefit under option 2 is equal to the face amount plus the account value, or $525,000. If you change from option 2 to option 1, the death benefit under option 1 is equal to the policy face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased from $500,000 under option 2 to $525,000 under option 1 and the death benefit after the change will remain at $525,000.

Example III ~ Change from Option 1 to Option 3

For a change from option 1 to option 3, the face amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a face amount of $700,000 and premiums paid to-date are $30,000, the death benefit under option 1 is equal to the face amount, or $700,000. If you change from option 1 to option 3, the death benefit under option 3 is equal to the face amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be decreased from $700,000 under option 1 to $670,000 under option 3 and the death benefit after the change will remain at $700,000.

Example IV ~ Change from Option 3 to Option 1

For a change from option 3 to option 1, the face amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a face amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under option 3 is equal to the face amount plus the premiums paid, or $512,000. If you change from option 3 to option 1, the death benefit under option 1 is equal to the face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased from $500,000 under option 3 to $512,000 under option 1 and the death benefit after the change will remain at $512,000.

Appendix C

Example V ~ Change from Option 1 to Option 4

For a change from option 1 to option 4, the face amount is decreased by the amount of the account value minus the unloaned portion of the GPA value on the effective date of the change.

For example, if the policy has a face amount of $500,000, an account value of $25,000, and a GPA value of $10,000, the death benefit under option 1 is equal to the face amount, or $500,000. If you change from option 1 to option 4, the death benefit under option 4 is equal to the policy face amount, plus the account value, minus the GPA value. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be decreased from $500,000 under option 1 to $485,000 under option 4 and the death benefit after the change will remain at $500,000.

Example VI ~ Change from Option 4 to Option 1

For a change from option 4 to option 1, the face amount is increased by the amount of the account value minus the unloaned portion of the GPA value on the effective date of the change.

For example, if the policy has a face amount of $500,000, an account value of $25,000, and a GPA value of $10,000, the death benefit under option 4 is equal to the face amount, plus the account value, minus the GPA value, or $515,000. If you change from option 4 to Option 1, the death benefit under option 1 is equal to the policy face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased from $500,000 under option 4 to $515,000 under option 1 and the death benefit after the change will remain at $515,000.

Example VII ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from option 2 to option 3 or from option 3 to option 2, the face amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a face amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under option 2 is equal to the face amount plus the account value, or $1,070,000. If you change from option 2 to option 3, the death benefit under option 3 is equal to the face amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under option 3, maintaining a death benefit of $1,070,000. A similar type of change would be made for a change from option 3 to option 2.

Example VIII ~ Change from Option 2 to Option 4, or from Option 4 to Option 2

For a change from option 2 to option 4 or from option 4 to option 2, the face amount is changed (increased or decreased) by the unloaned portion of the GPA value as of the date of the change.

For example, if the policy has a face amount of $1,000,000, an account value of $70,000, and a GPA value of $25,000, the death benefit under option 2 is equal to the face amount plus the account value, or $1,070,000. If you change from option 2 to option 4, the death benefit under option 4 is equal to the face amount plus the account value minus the GPA value as of the date of the change. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be increased by the GPA value, to $1,025,000 under option 4, maintaining a death benefit of $1,070,000. A similar type of change would be made for a change from option 4 to option 2.

Appendix C

Example IX ~ Change from Option 3 to Option 4, or from Option 4 to Option 3

For a change from option 3 to option 4 or from option 4 to option 3, the face amount is changed (increased or decreased) by the difference between the premiums paid to date and the account value minus the unloaned portion of the GPA value as of the date of the change.

For example, if the policy has a face amount of $1,000,000, an account value of $70,000, a GPA value of $25,000, and premiums paid to date of $40,000, the death benefit under option 3 is equal to the face amount plus premiums paid to date, or $1,040,000. If you change from option 3 to option 4, the death benefit under option 4 is equal to the face amount plus the account value minus the unloaned portion of the GPA value as of the date of the change. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be decreased by the difference between the premiums paid to date and the account value minus the GPA value, to $995,000 under option 4, maintaining a death benefit of $1,040,000. A similar type of change would be made for a change from option 4 to option 3.

Appendix C

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this Registration Statement. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2005

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2005, for the MassMutual VUL GuardSM policy. The VUL GuardSM policy and its prospectus may be referred to in this SAI.

For a copy of the VUL GuardSM prospectus, contact your financial representative, or our MassMutual Customer Service Center at PO Box 1865, Springfield, Massachusetts, 01102-1865 (1-800-272-2216) www.massmutual.com.

	SAI	Prospectus
Company	2	13

The Separate Account	2	22

Services
➢ Custodian	2

Additional Information About the Operation of the Contracts and the Registrant
➢ Purchase of Shares in Underlying Investment Funds	2
➢ Guaranteed Death Benefit Measure	2
➢ Guaranteed Death Benefit Factors	2
➢ Annual Reports	2
➢ Incidental Benefits
• Benefits Available by Rider	2
• Death Benefit Payment Options	6

Underwriters	7

Additional Information About Charges
➢ Sales Load	8
➢ Underwriting Procedures	8
➢ Increases in Face Amount	8	42

Performance Data	8

Experts	9

Financial Statements	9

1

COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. The Company is organized as a mutual life insurance company.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF

THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Guaranteed Death Benefit Measure

The guaranteed death benefit measure is a reference measure used to determine whether or not the GDB safety test is met on each monthly charge date. It will not determine the policy’s account value or its death benefit. It will, however, track deposits to and withdrawals from the non-loaned GPA, but may not equal the non-loaned GPA value.

The GDB measure is equal to:

•	net premiums allocated to the GPA, plus
•	amounts transferred into the non-loaned GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the non-loaned GPA, minus
•	surrender charges deducted from the GPA, minus
•	loans and loan interest attributed to the GPA, minus
•	the total of all prior GDB monthly factors taken for this policy, plus
•	repaid loans attributed to the GPA, plus
•	interest credited to the GPA as a result of policy loans, plus
•	interest on the above amounts credited at the GDBM interest rate.

The GDBM interest rate used will be the daily equivalent of the GDBM interest rate listed in the policy specifications.

Guaranteed Death Benefit Factors

The GDB factors are used only in determining the GDB measure; they do not impact the policy’s account value. The GDB factors reduce the GDB measure on each monthly charge date prior to the insured’s attained age 100, and on the date we receive premium needed to avoid termination. There are three GDB factors:

1.	The GDB monthly face amount factor which is the policy’s face amount, divided by 1000, and multiplied by the GDB monthly face amount factor listed in the policy specifications,
2.	The GDB monthly insurance factor and the GDBM risk are described in detail in the policy. Generally, the GDB monthly insurance factor is calculated by multiplying the GDBM risk by the applicable per-thousand monthly GDB factor. A table of GDB monthly insurance factors per thousand of GDBM risk is included in the policy specifications.
If there are two or more tables of per-thousand GDB monthly insurance factors, the GDBM risk will be allocated to each table in proportion to the face amount allocated to that table relative to the policy’s total face amount.
3.	any applicable GDB rider factors which are described in any rider attached to your policy.

The GDB face amount factor, rider factor, and per 1,000 monthly GDB factor are established when the policy is issued and cannot be changed.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

i.	The account value at the beginning of the previous policy year,
ii.	All premiums paid since that time,
iii.	All additions to and deductions from the account value during the year, and
iv.	The account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the policy’s monthly charges. Riders for which we charge will also have a guaranteed death benefit factor associated with them that will be described in the rider. The guaranteed death benefit (“GDB”) factor is used in the calculation of the guarantee death benefit measure. If you choose to add a rider for which we charge, you may cancel it at any time upon written request. We may impose a one-time fee for some riders.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

2

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates on the date an accelerated benefit payment is made, or if the base policy terminates, or if the base policy matures, or the base policy is changed to a different policy on which the rider is not available, or two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy. We may charge a one-time processing fee of $250 if you elect to accelerate the policy’s death benefit payment.

Additional Insurance Rider. The rider provides term insurance on the life of the insured. The rider face amount is added to the policy face amount in determining the amount of benefit under the death benefit option in effect under the policy. The minimum initial rider face amount is $50,000.

The rider face amount may be increased or decreased. An increase requires evidence of insurability, and the increase must equal at least $15,000. No increase in the rider face amount will be permitted after the rider anniversary date nearest the insured’s 90th birthday. After the first rider year, the rider face amount may be decreased by the owner’s written request. No rider face amount decrease will be permitted within one year following the effective date of any rider face amount increase or policy face amount increase.

Coverage under this rider may be fully or partially converted until the insured’s rider attained age is 70. Conversion will be to a new flexible premium adjustable variable life insurance on the insured or to an increase in the base policy’s face amount. Evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance.

The rider terminates at rider attained age 100. It terminates earlier upon:

•	the end of the grace period for an unpaid premium under the policy; or
•	termination of the policy; or
•	change of the policy to a different policy on which the rider is not available; or
•	conversion of all rider coverage.

This rider may also be cancelled by written request.

The monthly insurance charge for this rider is a rate per $1,000 of rider insurance risk plus a rate per $1,000 of rider face amount. The rider also has a GDB rider factor and a rider premium expense factor associated with it. The GDB rider factor is taken from the GDB measure on each monthly charge date prior to the rider expiration. Each month while this rider is in force, the GDB Rider factor is the sum of the GDB Monthly Rider Face Amount factor and the GDB Monthly Rider Insurance factor. The GDB Monthly Rider Face Amount factor is equal to the Rider Face Amount divided by 1000 then multiplied by the Monthly Rider Face Amount factor shown in the policy specifications pages for this rider. The monthly insurance factors per 1,000 of GDB measure rider risk are shown in the Table of Guaranteed Death Benefit Monthly Rider Insurance Factors in the rider’s policy specifications pages. The monthly insurance factors for the initial rider face amount and for each rider face amount increase will be shown in separate tables. The rider premium expense factor is also shown in the rider’s policy specifications pages.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:

•	On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met. The amount of rider benefit that is allocated to the GPA will also be reflected in the GDB measure.

The benefits under the rider end upon any of the following events:

•	once the insured is no longer totally disabled,

•	satisfactory proof of continued disability is not provided to us as required,

•	the insured refuses or fails to have an examination we require,

•	for the credit of a monthly specified amount, the day before the insured’s attained age 65, and

•	for waiver of monthly charges, the day before the insured’s attained age becomes 65 if total disability began when the insured’s attained age was 60 or older.

The amount of rider benefit that is allocated to the GPA will also be reflected in the GDB measure. If any rider benefit is allocated to the GPA and is less than the GDB monthly rider factors applicable to any policy month, however, the policy’s GDB monthly factors will be added to the GDB measure on that monthly charge date.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us.

3

There is a monthly charge for this rider based on both the specified benefit amount and the waiver of monthly charges. The charge rates are based on the attained age, gender, and risk class of the insured and on the benefits provided. The rider also has a GDB rider factor and a rider premium expense factor associated with it. The GDB rider factor is taken from the GDB measure on each monthly charge date prior to the rider expiration. The monthly rider factor is the sum of GDB waiver factor and the GDB specified benefit factor. The monthly rider waiver factors, specified benefit factors, and the rider premium expense factor are shown in the rider’s policy specifications pages.

Guaranteed Insurability Rider. This rider provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last option date as defined in the rider;

•	following election of the last face amount increase that may be elected under the rider;

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

There is a monthly charge for this rider. It is a rate per $1,000 of rider option amount. The rider also has a GDB rider factor and a rider premium expense factor associated with it. The GDB rider factor is taken from the GDB measure on each monthly charge date prior to the rider expiration. The monthly GDB rider factors per $1,000 of option amount are shown in the rider’s policy specifications pages. The rider premium expense factor is also shown in the rider’s policy specifications pages.

Other Insured Rider. This rider provides level term insurance on the life of the base policy insured or the insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

If the other insured is the base policy insured, the rider continues past the insured’s age 100 without charge. If the other insured is not the base policy insured, the rider will terminate once the base policy insured attains age 100. If the other insured is older than the base policy insured, charges for the rider will cease once the other insured attains age 100 and the rider will terminate once the base insured reaches attained age 100.

The monthly charge for this rider is a rate per $1,000 of the rider face amount for the insured named in the rider. The rider also has a GDB rider factor and a rider premium expense factor associated with it. The GDB rider factor is taken from the GDB measure on each monthly charge date prior to the rider expiration. The monthly insurance factors per 1000 of GDB measure rider risk are shown in the Table of Guaranteed Death Benefit Monthly Rider Insurance Factors in the rider’s policy specifications pages. The rider premium expense factor is also shown in the rider’s policy specifications pages.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, the substitute insured must have been born on or before the policy date, the substitute insured is age 85 or younger on the date of the substitution, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy on the policy date.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates.

The rider is included automatically with the policy at no charge, however, before a substitution can become effective, we require payment of a $75 fee. The rider will not be added to a policy if the issue age of the base insured is older than attained age 74.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

The amount of rider benefit that is allocated to the GPA will also be reflected in the GDB measure. If the rider benefit allocated to the GPA is less than the GDB monthly rider factors applicable to any policy month, however, the policy’s GDB monthly factors will be added to the GDB measure on that monthly charge date.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us.

4

There is a monthly charge for this rider. The waiver charge rate is based on the insured’s attained age, gender and risk class. The rider also has a GDB rider factor and a rider premium expense factor associated with it. The GDB rider factor is taken from the GDB measure on each monthly charge date prior to the rider expiration. The monthly rider factor is equal to the waiver factor for the insured’s attained age multiplied by the sum of the GDB monthly factors for the month, excluding the factor for this rider. The monthly rider factors and the rider premium expense factor are shown in the rider’s policy specifications pages.

Waiver of Specified Premium Rider. Under this rider we will credit the account value the greater of the monthly charges or a monthly specified premium amount designated by the policyowner at issue. The policy owner may select the monthly specified premium benefit amount, from 0 (zero) up to a maximum amount. When the specified premium benefit amount is credited to the account value, it is treated as net premium. In other words, it is not treated as a gross premium payment.

The amount of rider benefit that is allocated to the GPA will also be reflected in the GDB measure. If the rider benefit allocated to the GPA is less than the GDB monthly rider factors applicable to any policy month, however, the policy’s GDB monthly factors will be added to the GDB measure on that monthly charge date.

These benefits will be provided after the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when:

•	the insured is no longer totally disabled,

•	satisfactory proof of continued total disability is not given to us as required,

•	the insured refuses or fails to have an examination we require, or

•	the day before the insured’s attained age becomes 65 if total disability began when the insured’s attained age was 60 or older.

If the disability began before the insured was attained age 60 and continues to attained age 65, the rider benefit after attained age 65 will be the monthly charges for this rider.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us.

There is a monthly charge for this rider. The waiver charge rate is based on the insured’s attained age, gender, and risk class. The rider also has a GDB rider factor and a rider premium expense factor associated with it. The GDB rider factor is taken from the GDB measure on each monthly charge date prior to the rider expiration. Each month while the rider is in force:

•	If the sum of the GDB monthly factors, excluding the factor for this rider, is greater than the specified monthly premium, then the GDB monthly rider factor is equal to the waiver factor for the insured’s attained age multiplied by the sum of the GDB monthly factor for the month, excluding the factor for this rider.

•	If the sum of the GDB monthly factors, excluding the factor for this rider, is less than or equal to the specified monthly premium, then the GDB monthly rider factor is equal to the specified monthly premium for that month multiplied by the specified benefit factor for the insured’s attained age.

The waiver factors, specified benefit factors, and the rider premium expense factor are shown in the rider’s policy-specifications pages.

5

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $10,000. If the periodic payment under any option is less than $100, we reserve the right to make payments at less frequent intervals. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period

Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income

Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount

Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied

Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.

Joint Lifetime Income with Reduced Payments to Survivor

Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

Alternate Life Income

The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

6

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 0144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the NASD. MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2002 and 2003 was $10,000 in each year. In 2004, the compensation was $133,058.

Commissions and other allowances will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the policy, VUL Guard. During May 1, 2003 (commencement of sales) through December 31, 2003, commissions, as defined in the prospectus, paid were $1,577,521. During January 1, 2004 through December 31, 2004, commissions, as defined in the prospectus, paid were $4,494,489.

The offering is on a continuous basis.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, genders, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives and Broker-Dealers (including Wholesalers who are Broker-Dealers) are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium

For Policy Years 2 and beyond, we also pay a commission of 0.15% of the average monthly account value during the year after the first Policy Year.

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker Dealers (who are not Wholesalers) is 96% of the first year commission.

The maximum allowance percentage we pay to Wholesalers is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesalers are as follows: We pay Wholesalers 2% of premium paid up to the Target Premium in Policy Years 2-10, 0.67% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesalers for Services in the event that the Target Premium placed through the Wholesaler equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesalers may vary for specific Wholesalers but the maximum percentages are as follows:

A Wholesaler may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesaler has produced more than $1.5 million in premium. The maximum Progressive Compensation paid to a Wholesaler in subsequent Policy Years is as follows:

Target Premium	Additional Renewal Override Year 2	Additional Renewal Override Years 3-5	Additional Renewal Override Years 3-10
$0 to $4,999,999	2% - 4.25%	2%	—
$5,000,000 to $14,999,999	4% - 4.25%	4%	—
$15,000,000 and greater	4% - 4.25%	—	4%

The Target Premium shown above considers premium paid for all MassMutual life insurance products placed through the Wholesaler including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

7

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy.

Underwriting Procedures

Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we will usually require that the insured have a medical examination. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco; non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age, risk class, premium expense factor, premium expense charges, monthly charges, and surrender charges. Each segment will also have a GDB insurance factor and a GDB face amount factor associated with it. The associated GDB factors will be taken from the GDB measure on the monthly charge dates.

It is possible for risk classes of prior segments to change in order to match the risk classes of the new segment. This will happen only if the underwriter indicates that it should. The general rule is that if the new segment has risk classes worse than prior segments, then the prior segments will not change. Conversely, if the new segment has risk classes better than prior segments, then the prior segments will change. This change will not occur if the increase is due to a term conversion. Changing prior segments may impact the guideline premiums, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

The monthly policy level charges that repeat for each elected face amount increase are the face amount charge and the cost of insurance charge. Additionally, the GDB insurance factor and the GDB face amount factor will repeat. The administrative charge does not repeat. The premium expense charge and surrender charges also repeat. The charges associated with the increase will be deducted from the account value beginning on the effective date of the increase.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the asset charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the asset charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VUL GuardSM on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

8

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2004 and for the year then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of Massachusetts Mutual Variable Life Separate Account I, for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

The financial statements included in this Statement of Additional Information for the Massachusetts Mutual Variable Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” both of which practices differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2004

Statements of Operations and Changes in Net Assets for the year ended December 31, 2004, and for the year ended December 31, 2003

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2004 and 2003

Statutory Statements of Income for the years ended December 31, 2004, and 2003

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2004, 2003, and 2002

Statutory Statements of Cash Flows for the years ended December 31, 2004, 2003, and 2002

Notes to Statutory Financial Statements

9

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policyowners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of Massachusetts Mutual Variable Life Separate Account I for the period ended December 31, 2003, and financial highlights for each year in the four-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

February 23, 2005

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

ASSETS
Investments
Number of shares	2,361,543	15,312	369,731	220,078	157,611	869,212	128,425	4,368	85,210	402,170	62,440	34,239	276,949

Identified cost	$14,194,133	$91,294	$2,633,978	$3,235,399	$5,344,915	$18,273,084	$2,768,668	$123,443	$1,142,012	$3,579,393	$655,912	$373,451	$2,248,740

Value	$17,286,498	$112,542	$3,235,143	$3,393,606	$5,774,854	$23,138,413	$3,407,127	$139,248	$1,333,534	$4,178,551	$775,504	$400,937	$2,943,971
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	13,048	-	7,673	1,715	5,655	14,790	30,110	-	1,427	-	-	-	-

Total assets	17,299,546	112,542	3,242,816	3,395,321	5,780,509	23,153,203	3,437,237	139,248	1,334,961	4,178,551	775,504	400,937	2,943,971

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	7	-	-	-	-	-	8	-	66	26	15	48

NET ASSETS (For variable life insurance policies)	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

Outstanding Units
Policyowners	16,298,991	165,085	2,325,864	2,718,439	4,228,401	18,290,136	2,846,876	225,961	827,903	4,822,200	699,245	336,590	2,766,224

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	1.03	-	-	-	-	1.21	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.21	-	1.43	1.26	1.39	1.50	-	-	1.64	0.92	-	-	-
Survivorship Variable Universal Life II	0.96	-	1.43	1.26	1.39	1.09	-	-	1.64	0.79	-	-	-
Variable Universal Life	1.10	-	1.42	1.26	1.38	1.29	-	-	1.64	0.78	-	-	-
Variable Universal Life II (Note 1)
Tier 1	1.06	-	1.42	1.25	1.38	1.25	-	-	1.63	0.88	-	-	-
VUL GuardSM (Note 1)
Tier 1	1.40	-	1.42	1.26	1.38	1.44	-	-	1.64	1.27	-	-	-
Tier 2	1.20	-	1.22	1.13	1.17	1.20	-	-	1.32	1.14	-	-	-
Tier 3	1.20	-	1.22	1.13	1.16	1.20	-	-	1.32	1.13	-	-	-
Tier 4	1.20	-	1.22	1.13	1.16	1.20	-	-	1.32	1.13	-	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Tier 2	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Tier 3	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	0.94	-	1.64	-	-	-	-	-	-	1.08	1.19	1.20	-
Strategic Variable Life® Plus	0.92	0.68	1.62	-	-	-	1.24	0.62	-	0.94	1.04	1.14	1.06
Strategic Group Variable Universal Life®	1.06	-	1.36	-	-	-	1.20	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

ASSETS
Investments
Number of shares	91,642	16,950	28,225	89,171	27,216	13,215	338,554	1,099	210,947	1,821	93,269	4,433

Identified cost	$1,229,222	$233,899	$504,774	$931,236	$598,205	$320,427	$6,519,037	$23,619	$5,214,715	$44,340	$1,552,191	$73,274

Value	$1,400,283	$247,639	$533,448	$1,107,508	$663,808	$333,549	$8,321,646	$26,810	$5,649,153	$48,469	$1,634,068	$80,153
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	216	740	767	-	7,075	927	-	1,320	-	-	46

Total assets	1,400,283	247,855	534,188	1,108,275	663,808	340,624	8,322,573	26,810	5,650,473	48,469	1,634,068	80,199

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	34	-	-	-	11	-	-	26	-	20	1,597	-

NET ASSETS (For variable life insurance policies)	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

Outstanding Units
Policyowners	619,822	187,809	420,967	1,955,588	652,633	289,140	9,421,047	20,532	8,002,873	39,870	1,877,080	62,017

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	1.33	1.28	0.64	-	1.19	-	-	-	-	-	1.31
Survivorship Variable Universal Life II	-	1.33	1.28	0.64	-	1.19	0.74	-	0.60	-	-	1.31
Variable Universal Life	-	1.33	1.27	0.64	-	1.18	0.73	-	0.59	-	-	1.30
Variable Universal Life II (Note 1)
Tier 1	-	1.32	1.27	0.56	-	1.18	0.98	-	0.80	-	-	1.30
VUL GuardSM (Note 1)
Tier 1	-	1.33	1.28	1.38	-	1.18	-	1.38	-	1.30	-	1.30
Tier 2	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Tier 3	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Tier 4	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Survivorship VUL GuardSM (Note 1)
Tier 1	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Tier 2	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Tier 3	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.29	-	-	-	-	-	0.73	-	0.59	-	0.98	-
Strategic Variable Life® Plus	2.22	-	-	-	1.02	-	0.72	-	0.58	-	0.85	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	0.83	-

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

ASSETS
Investments
Number of shares	115,033	106,632	1,860,040	182,399	11,743	3,992,575	8,246,794	315,062	149,208	502,350	3,909,794	23,490,452

Identified cost	$1,567,957	$1,478,053	$29,560,871	$855,182	$109,098	$99,048,603	$106,684,843	$2,000,165	$1,606,696	$4,333,176	$48,614,283	$23,465,561

Value	$1,710,545	$1,631,465	$28,853,823	$1,078,920	$115,478	$94,482,325	$122,794,761	$2,215,814	$1,627,862	$5,216,850	$48,734,071	$23,465,669
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	30,685
Receivable from Massachusetts Mutual Life Insurance Company	1,319	414	11,101	-	-	17,455	10,123	7,868	-	9,087	1,191	78,746

Total assets	1,711,864	1,631,879	28,864,924	1,078,920	115,478	94,499,780	122,804,884	2,223,682	1,627,862	5,225,937	48,735,262	23,575,100

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	8	13	-	-	-	199	-	-	-

NET ASSETS (For variable life insurance policies)	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

Outstanding Units
Policyowners	1,181,292	1,610,689	17,779,888	1,262,834	90,372	51,769,338	93,376,410	3,049,364	1,422,409	4,754,624	27,506,791	21,109,347

UNIT VALUE
Variable Life Plus	$-	$-	$3.68	$-	$-	$4.38	$0.85	$-	$-	$-	$3.25	$1.94
Variable Life Select	-	-	1.72	-	-	1.91	0.93	-	-	-	1.77	1.34
Survivorship Variable Universal Life	1.37	-	1.11	0.88	1.34	1.05	1.13	0.83	1.16	1.15	1.44	1.19
Survivorship Variable Universal Life II	1.37	-	1.06	0.88	1.34	1.05	0.87	0.62	1.16	1.15	1.39	1.10
Variable Universal Life	1.36	-	1.05	0.87	1.34	1.01	1.01	0.61	1.15	1.13	1.37	1.14
Variable Universal Life II (Note 1)
Tier 1	1.36	-	1.08	0.88	1.33	1.01	0.98	0.78	1.14	1.10	1.22	1.02
VUL GuardSM (Note 1)
Tier 1	1.36	-	1.23	1.59	1.34	1.42	1.34	1.21	1.10	1.40	1.06	1.00
Tier 2	1.05	-	1.13	1.13	1.17	1.22	1.17	1.07	1.07	1.18	1.06	1.00
Tier 3	1.05	-	1.12	1.12	1.16	1.22	1.16	1.07	1.07	1.18	1.05	1.00
Tier 4	1.05	-	1.12	1.12	1.16	1.22	1.16	1.07	1.07	1.18	1.06	1.00
Survivorship VUL GuardSM (Note 1)
Tier 1	1.21	-	1.08	1.25	1.11	1.13	1.11	1.08	1.02	1.10	1.02	1.00
Tier 2	1.22	-	1.08	1.25	1.11	1.13	1.11	1.08	1.03	1.10	1.02	1.00
Tier 3	1.22	-	1.08	1.25	1.11	1.13	1.11	1.08	1.03	1.10	1.02	1.00
Large Case Variable Life Plus	-	-	3.05	-	-	3.56	2.01	-	-	-	2.85	1.70
Strategic Variable Life®	1.69	1.06	1.77	0.56	-	1.97	1.62	0.57	-	-	1.79	1.37
Strategic Variable Life® Plus	1.53	0.96	1.04	0.56	-	0.99	0.97	0.56	-	1.01	1.38	-
Strategic Group Variable Universal Life®	1.42	0.93	-	-	-	0.89	1.30	0.78	-	-	1.36	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

ASSETS
Investments
Number of shares	225,282	811,885	310,138	45,980	841,850	154,562	770,189	1,365,797	1,774,165	1,246,433	3,994,063	757,132

Identified cost	$738,807	$7,938,762	$3,062,898	$652,342	$35,719,098	$2,337,302	$8,534,244	$46,832,602	$40,677,124	$10,064,417	$4,251,846	$13,681,496

Value	$930,452	$10,321,893	$4,096,012	$698,394	$37,016,140	$2,681,645	$8,857,179	$50,520,832	$52,355,620	$10,968,612	$5,192,283	$15,778,635
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	229	3,579	513	511	19,408	1,577	7,988	46,892	37,002	4,415	-	-

Total assets	930,681	10,325,472	4,096,525	698,905	37,035,548	2,683,222	8,865,167	50,567,724	52,392,622	10,973,027	5,192,283	15,778,635

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	263	455

NET ASSETS (For variable life insurance policies)	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

Outstanding Units
Policyowners	1,130,679	7,235,130	3,831,352	438,129	27,147,269	1,747,554	6,791,936	39,081,354	28,410,871	7,975,065	4,567,593	14,935,472

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$1.09	$-	$-	$-
Variable Life Select	-	1.52	-	-	2.00	-	-	2.62	2.97	-	-	-
Survivorship Variable Universal Life	0.87	1.34	1.15	1.63	1.15	-	1.24	1.32	1.94	1.31	1.06	1.06
Survivorship Variable Universal Life II	0.87	1.48	0.92	1.63	0.58	-	1.39	0.80	1.11	1.30	1.06	0.91
Variable Universal Life	0.86	1.62	0.91	1.62	1.15	-	1.37	1.18	1.86	1.28	1.05	0.89
Variable Universal Life II (Note 1)
Tier 1	0.81	1.34	1.13	1.61	0.94	-	1.24	0.87	1.21	1.26	0.98	1.01
VUL GuardSM (Note 1)
Tier 1	1.44	1.45	1.54	1.62	1.44	-	1.08	1.32	1.69	1.21	1.79	1.33
Tier 2	1.14	1.18	1.16	1.25	1.18	-	1.07	1.12	1.28	1.12	1.25	1.15
Tier 3	1.13	1.18	1.15	1.24	1.18	-	1.07	1.12	1.28	1.11	1.24	1.14
Tier 4	1.13	1.18	1.15	1.24	1.18	-	1.07	1.12	1.28	1.11	1.24	1.15
Survivorship VUL GuardSM (Note 1)
Tier 1	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Tier 2	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Tier 3	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Large Case Variable Life Plus	-	-	-	-	2.19	-	-	-	2.92	1.95	-	-
Strategic Variable Life®	0.39	-	0.85	-	2.10	2.25	1.74	2.74	3.13	1.84	1.34	2.51
Strategic Variable Life® Plus	0.38	1.71	0.84	-	1.06	1.42	1.34	1.14	1.81	1.26	1.26	1.05
Strategic Group Variable Universal Life®	-	1.58	-	-	1.19	1.50	1.43	1.45	2.04	1.30	1.41	1.14

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	187,114	24,773,782	1,686,836	636,766	847,911	301,211	114,233	90,179	60,637	1,417,462	47,288	299,878

Identified cost	$2,375,016	$24,773,782	$7,884,729	$1,214,346	$1,097,959	$3,118,469	$958,821	$1,859,783	$306,175	$24,938,555	$901,815	$3,465,399

Value	$3,003,180	$24,773,782	$8,788,414	$1,197,120	$1,136,201	$4,322,375	$1,038,377	$2,014,607	$301,973	$33,381,236	$919,755	$4,303,245
Dividends receivable	-	14,329	-	-	-	-	-	-	836	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	153,782	3,583	-	8,410	1,156	667	202	-	13,391	1,096	104

Total assets	3,003,180	24,941,893	8,791,997	1,197,120	1,144,611	4,323,531	1,039,044	2,014,809	302,809	33,394,627	920,851	4,303,349

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	38	-	-	8,226	-	-	-	-	4	-	-	-

NET ASSETS (For variable life insurance policies)	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

Outstanding Units
Policyowners	1,635,315	21,261,523	5,791,920	1,394,609	1,075,988	3,249,324	806,923	1,449,917	236,250	23,243,032	1,034,953	3,916,257

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1.19	$-	$-
Variable Life Select	-	-	1.94	-	-	-	-	-	-	1.52	-	-
Survivorship Variable Universal Life	-	-	1.49	-	-	1.34	1.31	1.41	-	1.76	-	1.16
Survivorship Variable Universal Life II	-	-	1.46	-	-	1.29	1.31	1.41	-	1.27	-	1.09
Variable Universal Life	-	-	1.48	-	-	1.28	1.30	1.40	-	1.67	-	1.08
Variable Universal Life II (Note 1)
Tier 1	-	-	1.39	-	-	1.34	1.30	1.39	-	1.25	-	1.10
VUL GuardSM (Note 1)
Tier 1	-	-	1.18	-	-	1.64	1.30	1.40	-	1.53	-	1.56
Tier 2	-	-	1.11	-	-	1.22	1.15	1.23	-	1.22	-	1.26
Tier 3	-	-	1.11	-	-	1.22	1.14	1.22	-	1.22	-	1.25
Tier 4	-	-	1.11	-	-	1.22	1.14	1.23	-	1.22	-	1.25
Survivorship VUL GuardSM (Note 1)
Tier 1	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Tier 2	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Tier 3	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.85	1.39	1.99	-	-	-	-	-	-	1.83	1.04	-
Strategic Variable Life® Plus	1.82	1.14	1.47	0.83	0.99	-	-	-	1.28	1.66	0.92	-
Strategic Group Variable Universal Life®	1.83	1.21	1.50	0.85	1.06	-	-	-	-	1.56	0.87	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends	$197,487	$496	$33,959	$55,129	$43,160	$60,100	$6,313	$200	$1,135	$28,144	$8,120	$5,666	$31,241

Expenses
Mortality and expense risk fees	93,661	585	17,006	12,481	24,703	117,075	20,126	767	4,855	23,418	3,117	438	15,896

Net investment income (loss)	103,826	(89)	16,953	42,648	18,457	(56,975)	(13,813)	(567)	(3,720)	4,726	5,003	5,228	15,345

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	29,973	1,137	34,869	30,012	29,998	17,700	2,418	(1,239)	17,434	22	7,878	592	(34,654)
Change in net unrealized appreciation/depreciation of investments	1,696,310	12,121	278,822	117,472	353,357	2,901,145	413,769	5,419	166,021	309,065	83,684	21,021	353,392

Net gain (loss) on investments	1,726,283	13,258	313,691	147,484	383,355	2,918,845	416,187	4,180	183,455	309,087	91,562	21,613	318,738

Net increase (decrease) in net assets resulting from operations	1,830,109	13,169	330,644	190,132	401,812	2,861,870	402,374	3,613	179,735	313,813	96,565	26,841	334,083

Capital transactions:
Transfer of net premiums	4,143,957	10,798	996,453	1,344,394	2,615,906	5,440,498	531,998	18,507	534,208	1,110,406	78,314	4,429	29,421
Transfers due to death benefits	(63,667)	-	-	-	-	(11,822)	(13,523)	-	-	(2,550)	-	-	-
Transfers due to withdrawal of funds	(492,828)	-	(122,853)	(31,631)	(108,724)	(652,039)	(102,868)	-	(1,140)	(76,779)	(2,196)	-	-
Transfers due to policy loans, net of repayments	(10,686)	-	(383)	-	-	(29,698)	(25,648)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,927,708)	(1,210)	(170,786)	(271,235)	(641,019)	(2,631,280)	(42,624)	(3,457)	(126,632)	(493,372)	(47,333)	(1,670)	(57,810)
Transfers between divisions and to/from Guaranteed Principal Account	373,981	3,382	513,398	1,454,389	2,137,700	1,053,616	281,344	(5)	484,685	31,689	(16,779)	334,291	2,917

Net increase (decrease) in net assets resulting from capital transactions	2,023,049	12,970	1,215,829	2,495,917	4,003,863	3,169,275	628,679	15,045	891,121	569,394	12,006	337,050	(25,472)

Total increase (decrease)	3,853,158	26,139	1,546,473	2,686,049	4,405,675	6,031,145	1,031,053	18,658	1,070,856	883,207	108,571	363,891	308,611

NET ASSETS, at beginning of the year	13,446,388	86,396	1,696,343	709,272	1,374,834	17,122,058	2,406,184	120,582	264,105	3,295,278	666,907	37,031	2,635,312

NET ASSETS, at end of the year	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

Investment income
Dividends	$124,457	$1,738	$-	$-	$13,762	$6,289	$18,857	$6	$54,314	$416	$-	$257

Expenses

Mortality and expense risk fees	4,010	569	1,448	5,751	3,373	1,352	46,823	92	33,695	285	8,491	361

Net investment income (loss)	120,447	1,169	(1,448)	(5,751)	10,389	4,937	(27,966)	(86)	20,619	131	(8,491)	(104)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	47,548	1,012	1,694	(8,902)	721	4,420	17,517	175	(86,061)	460	(139,762)	479
Change in net unrealized appreciation/depreciation of investments	56,859	11,922	25,850	70,026	34,466	10,163	1,218,545	3,134	292,258	1,304	322,327	6,349

Net gain (loss) on investments	104,407	12,934	27,544	61,124	35,187	14,583	1,236,062	3,309	206,197	1,764	182,565	6,828

Net increase (decrease) in net assets resulting from operations	224,854	14,103	26,096	55,373	45,576	19,520	1,208,096	3,223	226,816	1,895	174,074	6,724

Capital transactions:
Transfer of net premiums	100,819	188,566	318,492	532,986	204,228	204,024	2,066,556	7,101	1,538,493	6,425	230,241	60,106
Transfers due to death benefits	-	-	-	(1,000)	-	-	(2,564)	-	(985)	-	-	-
Transfers due to withdrawal of funds	(4,457)	(77)	(2,962)	(42,310)	(21,040)	(7,026)	(288,797)	13	(156,485)	3	(74,447)	(189)
Transfers due to policy loans, net of repayments	(166)	-	-	-	-	-	(279)	-	(134)	-	(105)	-
Transfers due to charges for administrative and insurance costs	(59,672)	(18,710)	(43,802)	(151,483)	(11,026)	(47,510)	(966,556)	(33)	(737,023)	(554)	(27,974)	(11,457)
Transfers between divisions and to/from Guaranteed Principal Account	478,193	37,381	187,711	46,882	(135)	59,432	(269,642)	14,626	(41,542)	516	(39,032)	10,527

Net increase (decrease) in net assets resulting from capital transactions	514,717	207,160	459,439	385,075	172,027	208,920	538,718	21,707	602,324	6,390	88,683	58,987

Total increase (decrease)	739,571	221,263	485,535	440,448	217,603	228,440	1,746,814	24,930	829,140	8,285	262,757	65,711

NET ASSETS, at beginning of the year	660,678	26,592	48,653	667,827	446,194	112,184	6,575,759	1,854	4,821,333	40,164	1,369,714	14,488

NET ASSETS, at end of the year	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends (Note 3B)	$-	$16,417	$742,563	$-	$1,528	$1,799,119	$2,126,892	$10,020	$58,275	$35,969	$2,112,033	$180,376

Expenses
Mortality and expense risk fees	9,706	7,006	138,947	5,638	543	409,966	623,811	13,689	7,254	30,852	208,162	135,167

Net investment income (loss)	(9,706)	9,411	603,616	(5,638)	985	1,389,153	1,503,081	(3,669)	51,021	5,117	1,903,871	45,209

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(56,696)	(25,007)	(1,039,259)	8,396	(137)	(4,246,344)	(470,759)	(21,934)	3,335	123,719	51,015	549
Change in net unrealized appreciation/depreciation of investments	160,347	233,948	2,630,342	116,898	6,135	15,354,244	10,355,710	111,899	18,515	368,082	(68,683)	(418)

Net gain (loss) on investments	103,651	208,941	1,591,083	125,294	5,998	11,107,900	9,884,951	89,965	21,850	491,801	(17,668)	131

Net increase (decrease) in net assets resulting from operations	93,945	218,352	2,194,699	119,656	6,983	12,497,053	11,388,032	86,296	72,871	496,918	1,886,203	45,340

Capital transactions:
Transfer of net premiums	401,899	108,119	4,292,103	429,493	89,971	12,917,727	8,319,979	795,916	347,157	1,663,870	4,045,791	15,724,668
Transfers due to death benefits	-	-	(23,584)	-	-	(265,478)	(220,904)	(1,558)	-	(3,884)	(138,166)	(127,349)
Transfers due to withdrawal of funds	(57,311)	(111,199)	(1,450,194)	(18,584)	10	(2,884,432)	(3,956,403)	(113,988)	(11,121)	(260,356)	(906,084)	(2,120,135)
Transfers due to policy loans, net of repayments	(27,225)	(173)	(266,179)	-	-	(724,339)	(31,537)	-	-	-	(50,664)	(9,377)
Transfers due to charges for administrative and insurance costs	(61,092)	(13,322)	(2,636,101)	(131,056)	(10,098)	(7,342,767)	(4,312,914)	(324,386)	(95,286)	(621,978)	(2,153,996)	(4,149,735)
Transfers between divisions and to/from Guaranteed Principal Account	46,126	(37,050)	(257,613)	48,528	22,567	(652,005)	(15,372,741)	32,442	909,413	401,238	11,140,912	(6,461,502)

Net increase (decrease) in net assets resulting from capital transactions	302,397	(53,625)	(341,568)	328,381	102,450	1,048,706	(15,574,520)	388,426	1,150,163	1,178,890	11,937,793	2,856,570

Total increase (decrease)	396,342	164,727	1,853,131	448,037	109,433	13,545,759	(4,186,488)	474,722	1,223,034	1,675,808	13,823,996	2,901,910

NET ASSETS, at beginning of the year	1,315,522	1,467,152	27,011,793	630,875	6,032	80,954,021	126,991,372	1,748,960	404,629	3,550,129	34,911,266	20,673,190

NET ASSETS, at end of the year	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$5,297	$200,569	$-	$47,050	$-	$21,992	$350,130	$154,159	$512,070	$503,127	$53,620	$113,674

Expenses
Mortality and expense risk fees	5,181	58,933	22,861	2,942	174,984	16,450	56,847	279,150	239,087	59,584	29,131	93,484

Net investment income (loss)	116	141,636	(22,861)	44,108	(174,984)	5,542	293,283	(124,991)	272,983	443,543	24,489	20,190

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,182	303,933	54,869	1,944	(783,143)	2,371	13,212	(989,899)	21,093	213,974	(261,027)	184,455
Change in net unrealized appreciation/depreciation of investments	68,611	958,753	414,249	42,264	6,767,765	213,815	79,539	4,083,765	7,608,202	157,707	960,900	1,026,477

Net gain (loss) on investments	76,793	1,262,686	469,118	44,208	5,984,622	216,186	92,751	3,093,866	7,629,295	371,681	699,873	1,210,932

Net increase (decrease) in net assets resulting from operations	76,909	1,404,322	446,257	88,316	5,809,638	221,728	386,034	2,968,875	7,902,278	815,224	724,362	1,231,122

Capital transactions:
Transfer of net premiums	315,327	2,479,977	1,253,956	304,088	6,634,201	473,359	2,049,744	10,723,754	8,637,766	1,806,044	1,387,691	4,380,256
Transfers due to death benefits	-	(1,182)	(3,833)	-	(5,564)	-	-	(67,003)	(20,813)	(2,459)	(37)	(9,160)
Transfers due to withdrawal of funds	(13,029)	(628,292)	(109,128)	(8,528)	(1,640,258)	(184,148)	(330,413)	(5,869,959)	(1,627,646)	(703,833)	(285,344)	(1,245,632)
Transfers due to policy loans, net of repayments	-	7,532	(145)	-	(104,932)	(10,361)	(2,554)	(143,792)	(132,284)	(8,812)	(11,143)	(22,888)
Transfers due to charges for administrative and insurance costs	(120,581)	(1,032,900)	(498,192)	(78,232)	(3,071,522)	(57,186)	(856,829)	(4,764,774)	(4,034,146)	(826,223)	(402,729)	(1,917,009)
Transfers between divisions and to/from Guaranteed Principal Account	79,566	(178,667)	116,805	246,306	(306,826)	217,197	87,389	(861,087)	2,254,812	322,182	564,572	60,438

Net increase (decrease) in net assets resulting from capital transactions	261,283	646,468	759,463	463,634	1,505,099	438,861	947,337	(982,861)	5,077,689	586,899	1,253,010	1,246,005

Total increase (decrease)	338,192	2,050,790	1,205,720	551,950	7,314,737	660,589	1,333,371	1,986,014	12,979,967	1,402,123	1,977,372	2,477,127

NET ASSETS, at beginning of the year	592,489	8,274,682	2,890,805	146,955	29,720,811	2,022,633	7,531,796	48,581,710	39,412,655	9,570,904	3,214,648	13,301,053

NET ASSETS, at end of the year	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$234,815	$368,163	$12,612	$21,856	$14,364	$5,418	$54,660	$9,817	$-	$463	$33,673

Expenses

Mortality and expense risk fees	11,917	156,824	49,685	9,116	8,213	24,606	4,533	7,201	1,794	169,783	5,269	22,077

Net investment income (loss)	(11,917)	77,991	318,478	3,496	13,643	(10,242)	885	47,459	8,023	(169,783)	(4,806)	11,596

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	127,650	-	142,771	(149,397)	(61,381)	67,945	6,794	11,577	(2,243)	793,141	(6,809)	(22,441)
Change in net unrealized appreciation/depreciation of investments	275,732	-	172,200	249,551	142,116	540,146	58,599	119,263	(4,331)	4,234,849	89,545	605,870

Net gain (loss) on investments	403,382	-	314,971	100,154	80,735	608,091	65,393	130,840	(6,574)	5,027,990	82,736	583,429

Net increase (decrease) in net assets resulting from operations	391,465	77,991	633,449	103,650	94,378	597,849	66,278	178,299	1,449	4,858,207	77,930	595,025

Capital transactions:
Transfer of net premiums	287,900	4,868,676	2,333,975	158,655	127,685	1,026,428	514,892	857,081	15,732	6,703,677	232,612	1,076,013
Transfers due to death benefits	-	(1,878)	(25,207)	(24)	-	(1,428)	-	-	-	(33,802)	-	(1,986)
Transfers due to withdrawal of funds	(186,716)	(1,237,080)	(644,448)	(116,758)	(99,625)	(118,723)	(9,760)	(9,774)	-	(937,309)	(23,200)	(170,985)
Transfers due to policy loans, net of repayments	(1,160)	(2,210)	(26,304)	(32,951)	(339)	-	-	-	-	(71,926)	(501)	-
Transfers due to charges for administrative and insurance costs	(41,517)	(417,651)	(941,854)	(18,113)	(17,445)	(428,348)	(108,438)	(181,550)	(10,994)	(3,052,629)	(12,667)	(411,891)
Transfers between divisions and to/from Guaranteed Principal Account	851,934	(7,792,898)	(18,100)	(96,047)	(38,292)	271,281	240,280	674,590	1,704	212,774	19,513	498,118

Net increase (decrease) in net assets resulting from capital transactions	910,441	(4,583,041)	678,062	(105,238)	(28,016)	749,210	636,974	1,340,347	6,442	2,820,785	215,757	989,269

Total increase (decrease)	1,301,906	(4,505,050)	1,311,511	(1,588)	66,362	1,347,059	703,252	1,518,646	7,891	7,678,992	293,687	1,584,294

NET ASSETS, at beginning of the year	1,701,236	29,446,943	7,480,486	1,190,482	1,078,249	2,976,472	335,792	496,163	294,914	25,715,635	627,164	2,719,055

NET ASSETS, at end of the year	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	#American Funds® Asset Allocation Division	#American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	#Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends (Note 3B)	$119,219	$35	$8,279	$12,324	$9,773	$54,942	$7,703	$62	$23	$7,942	$4,254	$437	$90,711

Expenses
Mortality and expense risk fees (Note 7B)	63,286	151	8,093	1,492	2,110	77,828	15,616	380	446	15,390	2,423	186	12,505

Net investment income (loss) (Note 3C)	55,933	(116)	186	10,832	7,663	(22,886)	(7,913)	(318)	(423)	(7,448)	1,831	251	78,206

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(316,846)	(703)	(67,563)	1,433	23,750	(259,835)	(111,479)	(653)	1,264	(110,432)	(22,671)	(891)	(55,010)
Change in net unrealized appreciation/ depreciation of investments	3,002,836	10,211	400,532	40,736	76,582	3,748,163	681,612	18,695	25,500	682,944	161,934	8,258	676,125

Net gain (loss) on investments	2,685,990	9,508	332,969	42,169	100,332	3,488,328	570,133	18,042	26,764	572,512	139,263	7,367	621,115

Net increase (decrease) in net assets resulting from operations	2,741,923	9,392	333,155	53,001	107,995	3,465,442	562,220	17,724	26,341	565,064	141,094	7,618	699,321

Capital transactions (Note 6):
Transfer of net premiums	4,123,297	2,979	485,970	146,510	405,312	5,119,212	341,500	14,763	58,256	975,330	150,525	2,261	702,397
Transfers due to withdrawal of funds	(268,692)	(3,799)	(52,597)	(1,918)	(2,947)	(517,510)	(410,239)	(14,816)	(265)	(24,184)	-	-	(21,127)
Transfers due to death benefits	(8,642)	-	-	-	-	(2,414)	(969)	-	-	(122)	-	-	-
Transfers due to policy loans, net of repayments (Note 3D)	1,250	-	(259)	-	-	(22,324)	(13,875)	-	-	-	-	-	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(2,385)	(341)	5,716	241	(3,425)	1,365	(4,976)	(157)	308	179	(279)	(41)	(2,743)
Transfers due to charges for administrative and insurance costs	(1,800,318)	(361)	(20,955)	(35,985)	(60,963)	(2,303,910)	(48,894)	(1,931)	(11,118)	(403,597)	(47,910)	(1,117)	(51,875)
Transfers between divisions and to/from Guaranteed Principal Account	733,652	74,452	257,433	547,423	928,862	706,398	14,228	79,332	190,583	360,298	(694)	(4,142)	243,577

Net increase (decrease) in net assets resulting from capital transactions	2,778,162	72,930	675,308	656,271	1,266,839	2,980,817	(123,225)	77,191	237,764	907,904	101,642	(3,039)	870,229

Total increase (decrease)	5,520,085	82,322	1,008,463	709,272	1,374,834	6,446,259	438,995	94,915	264,105	1,472,968	242,736	4,579	1,569,550

NET ASSETS, at beginning of the year	7,926,303	4,074	687,880	-	-	10,675,799	1,967,189	25,667	-	1,822,310	424,171	32,452	1,065,762

NET ASSETS, at end of the year	$13,446,388	$86,396	$1,696,343	$709,272	$1,374,834	$17,122,058	$2,406,184	$120,582	$264,105	$3,295,278	$666,907	$37,031	$2,635,312

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Goldman Sachs Mid Cap Value Division	#INVESCO Financial Services Division	#INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	#Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	#Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	#Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	#MFS® Investors Trust Division	MFS® New Discovery Division

Investment income
Dividends (Note 3B)	$11,812	$111	$-	$-	$8,442	$1,004	$29,147	$2	$44,246	$80	$-	$-	$-

Expenses
Mortality and expense risk fees (Note 7B)	2,587	47	75	3,328	2,131	148	36,110	2	24,948	54	6,939	14	7,033

Net investment income (loss) (Note 3C)	9,225	64	(75)	(3,328)	6,311	856	(6,963)	-	19,298	26	(6,939)	(14)	(7,033)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	7,077	315	609	(40,274)	(590)	531	(191,334)	42	(193,357)	993	(255,086)	97	(123,440)
Change in net unrealized appreciation/ depreciation of investments	142,845	1,818	2,825	208,122	41,333	2,959	1,264,359	58	1,060,028	2,825	558,730	530	437,378

Net gain (loss) on investments	149,922	2,133	3,434	167,848	40,743	3,490	1,073,025	100	866,671	3,818	303,644	627	313,938

Net increase (decrease) in net assets resulting from operations	159,147	2,197	3,359	164,520	47,054	4,346	1,066,062	100	885,969	3,844	296,705	613	306,905

Capital transactions (Note 6):
Transfer of net premiums	88,359	11,361	27,825	296,716	203,277	68,980	2,813,430	1,261	1,739,080	10,507	216,666	5,186	150,086
Transfers due to withdrawal of funds	(112,586)	(81)	(163)	(25,146)	(18,006)	(190)	(256,108)	(17)	(81,160)	(2)	(65,791)	(38)	(16,362)
Transfers due to death benefits	(31,308)	-	-	(710)	-	-	(7,152)	-	(5,150)	-	(588)	-	-
Transfers due to policy loans, net of repayments (Note 3D)	(154)	-	-	-	-	-	(272)	-	(133)	-	(3,967)	-	(5,039)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(1,080)	32	86	385	784	39	392	6	690	41	(201)	9	(602)
Transfers due to charges for administrative and insurance costs	(64,577)	(2,094)	(3,664)	(111,185)	(10,016)	(7,645)	(932,615)	(122)	(714,250)	(238)	(30,067)	(850)	(30,150)
Transfers between divisions and to/from Guaranteed Principal Account	73,264	15,177	21,210	73,819	9,667	46,654	(221,397)	626	(46,789)	26,012	9,142	9,568	(36,906)

Net increase (decrease) in net assets resulting from capital transactions	(48,082)	24,395	45,294	233,879	185,706	107,838	1,396,278	1,754	892,288	36,320	125,194	13,875	61,027

Total increase (decrease)	111,065	26,592	48,653	398,399	232,760	112,184	2,462,340	1,854	1,778,257	40,164	421,899	14,488	367,932

NET ASSETS, at beginning of the year	549,613	-	-	269,428	213,434	-	4,113,419	-	3,043,076	-	947,815	-	947,590

NET ASSETS, at end of the year	$660,678	$26,592	$48,653	$667,827	$446,194	$112,184	$6,575,759	$1,854	$4,821,333	$40,164	$1,369,714	$14,488	$1,315,522

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	#MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division

Investment income
Dividends (Note 3B)	$8,815	$648,033	$-	$51	$1,276,382	$1,672,860	$328	$5,090	$22,265	$2,061,265	$154,504	$-

Expenses
Mortality and expense risk fees (Note 7B)	6,124	123,427	2,856	5	331,196	533,271	9,418	1,290	17,115	192,384	140,507	2,691

Net investment income (loss) (Note 3C)	2,691	524,606	(2,856)	46	945,186	1,139,589	(9,090)	3,800	5,150	1,868,881	13,997	(2,691)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(53,330)	(1,842,465)	(15,553)	16	(8,299,561)	(4,157,561)	(47,061)	2,842	(12,779)	605,299	1,318	(25,117)
Change in net unrealized appreciation/ depreciation of investments	344,892	5,481,702	165,623	246	24,410,799	29,170,931	329,828	2,416	691,660	(480,647)	(317)	168,507

Net gain (loss) on investments	291,562	3,639,237	150,070	262	16,111,238	25,013,370	282,767	5,258	678,881	124,652	1,001	143,390

Net increase (decrease) in net assets resulting from operations	294,253	4,163,843	147,214	308	17,056,424	26,152,959	273,677	9,058	684,031	1,993,533	14,998	140,699

Capital transactions (Note 6):
Transfer of net premiums	81,294	4,463,722	288,304	1,120	13,726,000	15,239,772	755,308	106,996	1,356,253	7,182,524	21,239,691	231,491
Transfers due to withdrawal of funds	(40,513)	(1,890,424)	(6,467)	(30)	(4,697,359)	(4,316,411)	(45,091)	(7,832)	(44,246)	(2,872,583)	(2,850,166)	(15,849)
Transfers due to death benefits	-	(51,883)	-	-	(120,262)	(12,726)	(1,902)	-	(192)	(91,647)	(7,541)	(619)
Transfers due to policy loans, net of repayments (Note 3D)	(790)	(235,418)	-	-	(538,168)	(3,572)	-	-	-	(96,013)	(50,498)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(812)	(3,860)	656	(2)	1,396	(27,688)	474	63	1,972	602	647	580
Transfers due to charges for administrative and insurance costs	(14,537)	(2,653,802)	(89,300)	(456)	(7,297,154)	(4,200,579)	(300,798)	(28,364)	(509,223)	(2,300,689)	(4,239,183)	(81,187)
Transfers between divisions and to/from Guaranteed Principal Account	(43,587)	27,523	77,757	5,092	(368,620)	6,105,100	57,181	296,838	488,791	(6,151,538)	(22,308,199)	84,573

Net increase (decrease) in net assets resulting from capital transactions	(18,945)	(344,142)	270,950	5,724	705,833	12,783,896	465,172	367,701	1,293,355	(4,329,344)	(8,215,249)	218,989

Total increase (decrease)	275,308	3,819,701	418,164	6,032	17,762,257	38,936,855	738,849	376,759	1,977,386	(2,335,811)	(8,200,251)	359,688

NET ASSETS, at beginning of the year	1,191,844	23,192,092	212,711	-	63,191,764	88,054,517	1,010,111	27,870	1,572,743	37,247,077	28,873,441	232,801

NET ASSETS, at end of the year	$1,467,152	$27,011,793	$630,875	$6,032	$80,954,021	$126,991,372	$1,748,960	$404,629	$3,550,129	$34,911,266	$20,673,190	$592,489

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	#MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	*Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division

Investment income
Dividends (Note 3B)	$13,715	$-	$6,314	$-	$363,465	$143,664	$230,657	$399,429	$26,323	$106,958	$-	$229,624

Expenses
Mortality and expense risk fees (Note 7B)	41,581	14,212	265	147,502	49,431	213,643	170,835	38,905	15,444	73,605	8,951	166,423

Net investment income (loss) (Note 3C)	(27,866)	(14,212)	6,049	(147,502)	314,034	(69,979)	59,822	360,524	10,879	33,353	(8,951)	63,201

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	25,587	(20,520)	4,613	(6,882,193)	127,257	(8,312,426)	(6,034,218)	(666,906)	(88,727)	(1,734,597)	(410,618)	-
Change in net unrealized appreciation/ depreciation of investments	1,779,559	858,101	3,788	13,100,615	(16,467)	18,789,212	17,365,648	1,732,918	1,034,236	4,370,121	858,566	-

Net gain (loss) on investments	1,805,146	837,581	8,401	6,218,422	110,790	10,476,786	11,331,430	1,066,012	945,509	2,635,524	447,948	-

Net increase (decrease) in net assets resulting from operations	1,777,280	823,369	14,450	6,070,920	424,824	10,406,807	11,391,252	1,426,536	956,388	2,668,877	438,997	63,201

Capital transactions (Note 6):
Transfer of net premiums	2,603,389	964,859	30,175	6,826,997	2,190,718	10,501,413	7,605,361	1,907,012	765,542	4,017,583	165,342	3,949,650
Transfers due to withdrawal of funds	(158,709)	(80,812)	(150)	(7,372,592)	(5,517,033)	(9,342,000)	(13,499,850)	(6,152,672)	(85,740)	(8,527,084)	(3,299,793)	(20,925,002)
Transfers due to death benefits	(956)	(2,316)	-	(10,710)	(38,523)	(115,506)	(90,525)	(3,990)	(29)	(27,960)	(11,969)	(24,404)
Transfers due to policy loans, net of repayments (Note 3D)	(9,365)	(155)	-	(126,790)	(3,234)	(166,630)	(59,004)	(17,705)	(3,445)	(6,234)	(394)	(11,345)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(4,047)	1,110	(1,462)	23,772	3,653	7	1,197	8,159	1,427	(10,881)	(3,064)	119
Transfers due to charges for administrative and insurance costs	(999,984)	(411,961)	(7,614)	(3,063,001)	(875,863)	(4,519,112)	(3,549,532)	(618,946)	(262,638)	(1,854,680)	(44,644)	(692,943)
Transfers between divisions and to/from Guaranteed Principal Account	248,197	231,969	111,556	(392,333)	442,274	775,400	1,062,814	2,098,102	273,581	865,971	27,518	2,610,135

Net increase (decrease) in net assets resulting from capital transactions	1,678,525	702,694	132,505	(4,114,657)	(3,798,008)	(2,866,428)	(8,529,539)	(2,780,040)	688,698	(5,543,285)	(3,167,004)	(15,093,790)

Total increase (decrease)	3,455,805	1,526,063	146,955	1,956,263	(3,373,184)	7,540,379	2,861,713	(1,353,504)	1,645,086	(2,874,408)	(2,728,007)	(15,030,589)

NET ASSETS, at beginning of the year	4,818,877	1,364,742	-	27,764,548	10,904,980	41,041,331	36,550,942	10,924,408	1,569,562	16,175,461	4,429,243	44,477,532

NET ASSETS, at end of the year	$8,274,682	$2,890,805	$146,955	$29,720,811	$7,531,796	$48,581,710	$39,412,655	$9,570,904	$3,214,648	$13,301,053	$1,701,236	$29,446,943

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.
*	Prior to May 1, 2003, this division was called Oppenheimer Main Street® Growth and Income division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	#T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends (Note 3B)	$46,833	$359,719	$12,273	$39,706	$14,918	$346	$2,978	$8,248	$-	$-	$31,337

Expenses
Mortality and expense risk fees (Note 7B)	12,428	38,745	7,984	8,608	13,648	439	702	1,242	113,189	3,532	12,057

Net investment income (loss) (Note 3C)	34,405	320,974	4,289	31,098	1,270	(93)	2,276	7,006	(113,189)	(3,532)	19,280

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(211,112)	88,177	(112,216)	(185,351)	(14,616)	1,141	1,763	2,435	(137,899)	(16,635)	(52,657)
Change in net unrealized appreciation/ depreciation of investments	539,152	620,797	367,192	372,251	811,210	20,958	35,561	(1,848)	6,666,756	177,292	605,439

Net gain (loss) on investments	328,040	708,974	254,976	186,900	796,594	22,099	37,324	587	6,528,857	160,657	552,782

Net increase (decrease) in net assets resulting from operations	362,445	1,029,948	259,265	217,998	797,864	22,006	39,600	7,593	6,415,668	157,125	572,062

Capital transactions (Note 6):
Transfer of net premiums	316,945	1,792,661	139,411	170,530	1,196,444	88,910	87,602	24,488	6,176,202	67,290	857,191
Transfers due to withdrawal of funds	(1,365,388)	(1,419,025)	(178,503)	(105,621)	(61,643)	(386)	(1,278)	-	(672,561)	(17,408)	(26,472)
Transfers due to death benefits	(2,740)	(1,615)	-	(2,289)	(576)	-	-	-	(26,005)	-	(572)
Transfers due to policy loans, net of repayments (Note 3D)	(1,811)	(9,575)	(1,342)	(766)	-	-	-	-	(31,016)	(1,107)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(1,120)	1,708	(2,713)	(1,797)	709	193	469	(23)	16,082	60	(1,332)
Transfers due to charges for administrative and insurance costs	(48,213)	(836,793)	(31,756)	(25,774)	(334,020)	(10,202)	(17,080)	(10,533)	(2,706,158)	(11,558)	(295,080)
Transfers between divisions and to/from Guaranteed Principal Account	63,738	516,167	(8,316)	(333,851)	301,678	235,271	386,850	122,218	2,238,768	2,696	283,717

Net increase (decrease) in net assets resulting from capital transactions	(1,038,589)	43,528	(83,219)	(299,568)	1,102,592	313,786	456,563	136,150	4,995,312	39,973	817,452

Total increase (decrease)	(676,144)	1,073,476	176,046	(81,570)	1,900,456	335,792	496,163	143,743	11,410,980	197,098	1,389,514

NET ASSETS, at beginning of the year	2,698,777	6,407,010	1,014,436	1,159,819	1,076,016	-	-	151,171	14,304,655	430,066	1,329,541

NET ASSETS, at end of the year	$2,022,633	$7,480,486	$1,190,482	$1,078,249	$2,976,472	$335,792	$496,163	$294,914	$25,715,635	$627,164	$2,719,055

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains thirteen segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium variable adjustable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life. The policy was never offered for sale. No premiums for this policy are held in Separate Account I.

Notes To Financial Statements (Continued)

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 – $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the average daily net assets held in Separate Account I, (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the average daily net assets held in Separate Account I, and (d) policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 are in Tier 4 and the current (and maximum) asset charge is 0.90% of the policy’s average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 5 and the asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a thirteenth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 – $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Variable Life Select, SVUL and VUL policies are no longer offered for sale. Owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of sixty-one divisions as follows:

AIM Variable Investment Funds (“AIM VIF”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, no-load management company registered under the 1940 Act with three of it Funds available to Separate Account I’s policyowners: AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser). Prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was sub-adviser to the Funds.

American Century® Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I’s policyowners: American

Notes To Financial Statements (Continued)

Century® VP Income & Growth Fund, American Century® VP International Fund, and American Century® VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I’s policyowners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with two of its Portfolios available to Separate Account I’s policyowners: Fidelity® VIP Contrafund® Portfolio (Initial/Service Class) and Fidelity® VIP Growth Fund. Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I’s policyowners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I’s policyowners: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT CORESM U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs VIT International Equity Fund and Goldman Sachs VIT Mid Cap Value Fund. Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I’s policyowners: Janus Aspen Balanced Portfolio (Institutional/Service Class), Janus Aspen Series Capital Appreciation Portfolio (Institutional/Service Class) and Janus Aspen Series Worldwide Growth Portfolio (Institutional/Service Class). Janus Capital Management LLC is the investment adviser to the Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, management investment company registered under the 1940 Act with four of its separate series of shares available to Separate Account I’s policyowners: MFS® Emerging Growth Series, MFS® Investors Trust Series, MFS® New Discovery Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all fourteen of its separate series available to Separate Account I’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. Babson Capital Management LLC (“Babson Capital”) (prior to August 6, 2004 the sub-adviser was call David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into a sub-

Notes To Financial Statements (Continued)

advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into an agreement with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for the MML Small Cap Growth Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA (prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA) Oppenheimer Main Street® Small Cap Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I’s policyowners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”), prior to May 1, 2003 known as Deutsche Asset Management VIT Funds, is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I’s policyowners: Scudder VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as sub-adviser to this Fund.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with five of its Portfolios available to Separate Account I’s policyowners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the sixty-one divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue

Notes To Financial Statements (Continued)

Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of Separate Account I credited to the policies. Accordingly, MassMutual does not intend to make any charge to Separate Account I’s divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 7B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loan

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policyowner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4-6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is selected each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at either a fixed interest rate generally equal to 2-4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter for most of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable product agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Cost of purchases	$3,911,780	$22,517	$1,454,601	$2,842,278	$4,361,864	$4,394,984	$850,753	$25,051	$988,907	$1,128,227	$141,246	$346,846	$142,349
Proceeds from sales	(1,809,121)	(13,479)	(243,907)	(302,731)	(339,178)	(1,293,349)	(343,015)	(25,663)	(102,660)	(554,123)	(124,230)	(4,566)	(160,570)

	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Cost of purchases	$852,241	$218,451	$531,904	$471,437	$209,376	$302,485	$1,364,011	$55,272	$1,018,289	$19,906	$302,950	$70,838
Proceeds from sales	(217,058)	(10,351)	(74,632)	(92,854)	(45,122)	(95,725)	(875,510)	(33,479)	(396,414)	(13,284)	(221,143)	(12,006)

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Cost of purchases	$601,367	$184,335	$3,881,159	$422,338	$131,794	$10,100,244	$11,322,737	$595,253	$1,316,424	$1,943,781	$16,778,083	$26,058,851
Proceeds from sales	(317,749)	(239,773)	(3,601,753)	(99,615)	(28,350)	(7,664,160)	(25,488,564)	(217,497)	(115,144)	(767,420)	(2,935,609)	(23,348,567)

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Cost of purchases	$318,630	$2,219,275	$1,023,390	$539,246	$4,698,053	$717,628	$2,149,141	$9,344,279	$8,790,645	$6,521,703	$1,858,065	$3,419,133
Proceeds from sales	(57,203)	(1,433,339)	(286,987)	(31,766)	(3,422,915)	(289,477)	(911,253)	(10,521,381)	(3,530,636)	(5,583,275)	(587,124)	(2,149,623)

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$1,498,115	$12,687,358	$2,727,952	$178,217	$183,587	$1,115,884	$709,190	$1,488,250	$147,651	$6,863,438	$258,673	$1,350,228
Proceeds from sales	(626,534)	(17,266,540)	(1,731,838)	(273,673)	(203,528)	(377,610)	(70,992)	(96,434)	(133,149)	(4,241,197)	(51,851)	(348,462)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2004 were as follows:

December 31, 2004	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division
Units purchased	4,442,464	17,555	825,633	1,197,008	2,135,014	4,859,538	545,782	37,958	395,138	1,404,367	112,185	4,193	73,866
Units withdrawn	(2,680,513)	(1,980)	(248,038)	(255,714)	(583,297)	(2,888,615)	(229,353)	(12,857)	(88,904)	(723,527)	(85,461)	(1,575)	(103,828)
Units transferred between divisions and transferred to/from GPA	318,066	4,726	362,469	1,166,246	1,563,220	834,693	247,855	-	320,677	38,069	(18,911)	295,949	2,868

Net increase (decrease)	2,080,017	20,301	940,064	2,107,540	3,114,937	2,805,616	564,284	25,101	626,911	718,909	7,813	298,567	(27,094)

December 31, 2004 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	60,110	151,544	273,311	1,043,287	215,276	186,972	2,611,347	6,097	2,280,762	6,260	354,534	51,627
Units withdrawn	(43,140)	(15,372)	(39,133)	(372,049)	(35,891)	(48,989)	(1,620,719)	(15)	(1,338,495)	(527)	(196,289)	(9,797)
Units transferred between divisions and transferred to/from GPA	236,390	29,546	145,640	64,530	-	47,304	(419,924)	12,760	(79,890)	365	(45,121)	7,839

Net increase (decrease)	253,360	165,718	379,818	735,768	179,385	185,287	570,704	18,842	862,377	6,098	113,124	49,669

December 31, 2004 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	347,211	176,934	3,514,398	579,668	75,253	10,032,575	10,778,203	1,132,037	317,196	1,704,891	3,230,582	18,585,567
Units withdrawn	(138,147)	(200,869)	(3,268,898)	(194,659)	(8,275)	(8,044,234)	(10,142,668)	(630,120)	(96,040)	(931,634)	(2,405,322)	(5,807,101)
Units transferred between divisions and transferred to/from GPA	26,877	(37,592)	(248,561)	42,113	18,402	(401,764)	(9,918,384)	31,985	827,868	388,468	3,996,978	(10,317,755)

Net increase (decrease)	235,941	(61,527)	(3,061)	427,122	85,380	1,586,576	(9,282,849)	533,902	1,049,024	1,161,725	4,822,238	2,460,711

December 31, 2004 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	434,176	2,060,168	1,327,898	224,492	6,464,516	342,298	1,713,925	10,953,867	6,873,523	1,563,775	1,612,266	4,774,744
Units withdrawn	(182,851)	(1,359,543)	(639,999)	(61,525)	(4,521,648)	(177,728)	(1,002,320)	(8,394,010)	(4,218,996)	(1,222,545)	(779,075)	(3,182,402)
Units transferred between divisions and transferred to/from GPA	90,725	(145,575)	81,923	165,743	(70,434)	132,821	65,695	137,754	1,220,778	268,528	505,977	13,557

Net increase (decrease)	342,050	555,050	769,822	328,710	1,872,434	297,391	777,300	2,697,611	3,875,305	609,758	1,339,168	1,605,899

December 31, 2004 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	196,359	12,659,908	1,758,776	290,741	261,826	889,931	435,549	692,594	61,518	5,795,629	342,954	1,128,204
Units withdrawn	(158,688)	(9,834,603)	(1,172,990)	(295,587)	(249,514)	(467,046)	(97,689)	(149,823)	(57,961)	(3,537,399)	(96,510)	(598,047)
Units transferred between divisions and transferred to/from GPA	495,202	(5,893,096)	66,149	(114,942)	(37,476)	208,505	188,356	500,342	1,452	236,142	16,344	466,866

Net increase (decrease)	532,873	(3,067,791)	651,935	(119,788)	(25,164)	631,390	526,216	1,043,113	5,009	2,494,372	262,788	997,023

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2003	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Units purchased	5,263,858	5,573	1,143,295	151,671	376,851	5,542,343	836,916	29,790	52,826	1,463,429	251,752	2,903	1,047,567
Units withdrawn	(2,635,357)	(7,136)	(685,835)	(34,464)	(54,100)	(3,018,971)	(939,727)	(29,002)	(9,328)	(634,807)	(124,002)	(1,368)	(111,770)
Units transferred between divisions and to/from GPA	859,297	137,896	201,843	493,692	790,713	652,957	15,010	143,640	157,494	470,414	(4,335)	(4,740)	336,092

Net increase (decrease)	3,487,798	136,333	659,303	610,899	1,113,464	3,176,329	(87,801)	144,428	200,992	1,299,036	123,415	(3,205)	1,271,889

December 31, 2003 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	58,242	10,712	29,885	645,456	238,554	77,348	4,158,711	1,328	2,978,613	8,903	481,908	4,741
Units withdrawn	(131,349)	(1,889)	(3,407)	(295,111)	(32,845)	(7,406)	(1,840,604)	(125)	(1,381,967)	(209)	(292,492)	(797)
Units transferred between divisions and to/from GPA	49,893	13,268	14,671	152,851	10,903	33,911	(226,555)	487	(114,953)	25,078	(18,000)	8,404

Net increase (decrease)	(23,214)	22,091	41,149	503,196	216,612	103,853	2,091,552	1,690	1,481,693	33,772	171,416	12,348

December 31, 2003 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	194,411	142,201	4,035,038	451,522	1,118	12,634,384	20,671,641	1,201,572	108,724	1,678,459	6,037,228	24,307,529
Units withdrawn	(102,930)	(98,586)	(4,244,142)	(152,832)	(423)	(9,150,744)	(9,251,238)	(573,291)	(34,157)	(697,793)	(3,392,349)	(6,006,242)
Units transferred between divisions and to/from GPA	(39,599)	(58,399)	(38,416)	114,780	4,297	(431,432)	4,386,960	75,993	271,502	572,239	(3,331,104)	(23,494,746)

Net increase (decrease)	51,882	(14,784)	(247,520)	413,470	4,992	3,052,208	15,807,363	704,274	346,069	1,552,905	(686,225)	(5,193,459)

December 31, 2003 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division
Units purchased	364,222	2,670,165	1,279,548	25,780	7,880,094	1,921,381	11,796,817	7,824,064	1,832,646	1,222,455	5,284,253	161,100
Units withdrawn	(155,257)	(1,217,458)	(646,579)	(6,047)	(9,152,908)	(4,391,253)	(10,957,804)	(11,294,555)	(5,069,416)	(568,091)	(7,786,030)	(3,147,246)
Units transferred between divisions and to/from GPA	119,859	210,702	261,078	89,686	(444,369)	339,288	1,054,144	916,394	1,778,883	336,783	550,817	(16,957)

Net increase (decrease)	328,824	1,663,409	894,047	109,419	(1,717,183)	(2,130,584)	1,893,157	(2,554,097)	(1,457,887)	991,147	(1,950,960)	(3,003,103)

December 31, 2003 (Continued)	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	4,092,836	349,606	1,525,687	411,639	232,414	1,361,489	88,294	86,867	37,837	6,633,906	172,947	1,137,809
Units withdrawn	(16,593,238)	(974,635)	(1,598,869)	(513,126)	(184,465)	(430,180)	(9,314)	(16,079)	(26,808)	(3,592,840)	(114,189)	(420,731)
Units transferred between divisions and to/from GPA	1,802,537	46,665	323,887	(12,558)	(393,755)	304,153	201,727	336,016	97,344	1,927,573	4,837	319,207

Net increase (decrease)	(10,697,865)	(578,364)	250,705	(114,045)	(345,806)	1,235,462	280,707	406,804	108,373	4,968,639	63,595	1,036,285

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century® VP Income & Growth Division
2004	16,298,991	$0.96 - $1.20	$17,299,546	1.34%	0.25% - 1.00%	11.87% - 12.71%
2003	14,218,974	0.82 - 1.24	13,446,388	1.17	0.25 - 1.15	7.03 - 29.03
2002	10,731,176	0.64 - 0.83	7,926,303	0.27	0.25 - 0.75	(20.12) - (19.57)
2001	5,443,016	0.80 - 1.04	5,064,514	0.20	0.25 - 0.60	(9.10) - 9.04
2000	2,691,192	0.88 - 1.13	2,775,336	(0.05)	0.25 - 0.60	(11.17) - (10.15)

American Century® VP International Division
2004	165,085	0.68	112,535	0.51	0.60	14.24
2003	144,784	0.60	86,396	0.14	0.60	23.77
2002	8,451	0.48	4,074	0.13	0.60	(20.97)
2001	7,834	0.61	4,772	(0.62)	0.60	(29.77)

American Century® VP Value Division
2004	2,325,864	1.22 - 1.43	3,242,816	1.42	0.25 - 1.00	13.20 - 14.05
2003	1,385,800	1.08 - 1.44	1,696,343	0.71	0.25 - 1.15	7.89 - 28.57
2002	726,497	0.94 - 1.12	687,880	3.81	0.30 - 0.75	(13.37) - (12.92)
2001	303,619	1.08 - 1.29	331,969	(0.38)	0.30 - 0.60	12.07 - 12.52

American Funds® Asset Allocation Division
2004	2,718,439	1.13 - 1.26	3,395,321	2.98	0.25 - 1.00	7.26 - 8.07
2003	610,899	1.05 - 1.17	709,272	3.23	0.55 - 1.15	5.39 - 16.84

American Funds® Growth-Income Division
2004	4,228,401	1.16 - 1.39	5,780,509	1.23	0.25 - 1.00	9.28 - 10.10
2003	1,113,464	1.06 - 1.26	1,374,834	1.65	0.25 - 1.15	6.36 - 26.27

Fidelity® VIP Contrafund® (Initial) Division
2004	18,290,136	1.09 - 1.20	23,153,203	0.31	0.25 - 1.00	14.33 - 15.19
2003	15,484,520	0.94 - 1.30	17,122,058	0.41	0.25 - 1.15	4.89 - 28.14
2002	12,308,191	0.74 - 1.02	10,675,799	0.17	0.25 - 0.75	(10.02) - (9.57)
2001	8,595,451	0.81 - 1.12	8,352,494	1.69	0.25 - 0.55	(12.94) - (12.50)
2000	4,777,333	0.93 - 1.28	5,398,405	6.19	0.25 - 0.55	(7.17) - (6.85)

Fidelity® VIP Contrafund® (Service) Division
2004	2,846,876	1.20 - 1.24	3,437,237	0.22	0.60 - 0.75	14.48 - 14.65
2003	2,282,592	1.05 - 1.08	2,406,184	0.35	0.60 - 0.75	27.39 - 27.59
2002	2,370,393	0.82 - 0.85	1,967,189	(0.01)	0.60 - 0.75	(10.17) - (10.02)
2001	2,152,721	0.91 - 0.94	1,985,966	2.18	0.60 - 0.75	(13.11) - (12.96)
2000	1,507,935	1.05 - 1.08	1,036,764	3.63	0.60 - 0.75	(7.41) - (6.71)

Fidelity® VIP Growth Division
2004	225,961	0.62	139,240	0.16	0.60	2.65
2003	200,860	0.60	120,582	0.10	0.60	31.99
2002	56,432	0.45	25,667	(0.48)	0.60	(31.82)
2001	33,285	0.66	21,819	(0.03)	0.60	(18.34)

Franklin Small Cap Value Securities Division
2004	827,903	1.32 - 1.64	1,334,961	0.16	0.25 - 1.00	22.52 - 23.44
2003	200,992	1.07 - 1.33	264,105	0.02	0.25 - 1.15	7.50 - 33.15

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Goldman Sachs Capital Growth Division
2004	4,822,200	$0.79 - $1.13	$4,178,485	0.76%	0.25% - 1.00%	8.00% - 8.82%
2003	4,103,291	0.72 - 1.17	3,295,278	0.31	0.25 - 1.15	4.93 - 23.43
2002	2,804,255	0.58 - 0.81	1,822,310	(0.34)	0.25 - 0.75	(25.05) - (24.63)
2001	1,410,856	0.77 - 1.07	1,210,989	0.05	0.25 - 0.60	(15.10) - (8.75)
2000	717,561	0.91 - 1.25	748,987	11.79	0.25 - 0.60	(8.96) - (7.95)

Goldman Sachs COREsm U.S. Equity Division
2004	699,245	1.04 - 1.19	775,478	1.18	0.30 - 0.60	14.25 - 14.60
2003	691,432	0.91 - 1.04	666,907	0.81	0.30 - 0.60	28.70 - 29.09
2002	568,017	0.71 - 0.81	424,171	0.15	0.30 - 0.60	(22.49) - (22.19)
2001	539,054	0.91 - 1.04	524,373	(0.03)	0.30 - 0.60	(12.54) - (12.24)
2000	568,433	1.04 - 1.18	624,419	1.24	0.30 - 0.60	(9.59)

Goldman Sachs Growth and Income Division
2004	336,590	1.14 - 1.20	400,922	4.90	0.30 - 0.60	18.09 - 18.44
2003	38,023	0.97 - 1.01	37,031	1.27	0.30 - 0.60	23.62 - 23.99
2002	41,228	0.78 - 0.81	32,452	1.86	0.30 - 0.60	(11.94) - (11.64)
2001	45,688	0.89 - 0.92	41,872	(0.09)	0.30 - 0.60	(9.94) - (9.64)
2000	5,336	0.98	5,244	0.21	0.60	(4.68)

Goldman Sachs International Equity Division
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80
2003	2,793,318	0.94	2,635,312	4.34	0.60	34.68
2002	1,521,429	0.70	1,065,762	0.57	0.60	(18.94)
2001	664,673	0.86	573,580	1.13	0.60	(22.86)
2000	111,978	1.12	125,054	7.45	0.60	(13.15)

Goldman Sachs Mid Cap Value Division
2004	619,822	2.22 - 2.29	1,400,249	13.72	0.30 - 0.60	25.13 - 25.51
2003	366,462	1.78 - 1.82	660,678	1.88	0.30 - 0.60	27.62 - 28.01
2002	389,676	1.39 - 1.42	549,613	1.69	0.30 - 0.60	(5.29) - (4.99)
2001	202,234	1.47 - 1.50	300,104	3.86	0.30 - 0.60	11.38 - 11.71
2000	263,012	1.32 - 1.34	347,466	5.91	0.30 - 0.60	30.97

INVESCO Financial Services Division
2004	187,809	1.13 - 1.33	247,855	2.14	0.25 - 1.00	7.59 - 8.40
2003	22,091	1.05 - 1.23	26,592	0.57	0.25 - 1.15	4.76 - 23.15

INVESCO Health Sciences Division
2004	420,967	1.17 - 1.28	534,188	-	0.25 - 1.00	6.50 - 7.30
2003	41,149	1.10 - 1.19	48,653	-	0.55 - 1.15	10.00 - 19.33

INVESCO Technology Division
2004	1,955,588	0.64 - 1.04	1,108,275	-	0.25 - 1.00	3.59 - 4.37
2003	1,219,820	0.54 - 1.33	667,827	-	0.25 - 1.15	(38.50) - 44.93
2002	716,624	0.37 - 0.42	269,428	(0.50)	0.55 - 0.75	(47.24) - (47.14)
2001	182,378	0.71 - 0.80	129,432	(0.50)	0.00 - 0.50	(46.23) - (46.12)

Janus Aspen Balanced (Institutional) Division
2004	652,633	1.02	663,797	2.44	0.60	7.88
2003	473,248	0.94	446,194	2.37	0.60	13.37
2002	256,636	0.83	213,434	2.01	0.60	(7.04)
2001	131,729	0.89	117,806	2.10	0.60	(5.26)
2000	76,893	0.94	72,567	0.70	0.60	(2.27)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Janus Aspen Balanced (Service) Division
2004	289,140	$1.11 - $1.19	$340,624	3.28%	0.25% - 1.00%	7.22% - 8.02%
2003	103,853	1.04 - 1.10	112,184	1.55	0.55 - 1.15	3.65 - 10.12

Janus Aspen Capital Appreciation (Institutional) Division
2004	9,421,047	0.74 - 0.98	8,322,573	0.27	0.25 - 0.75	17.35 - 17.93
2003	8,850,343	0.61 - 0.84	6,575,759	0.52	0.25 - 0.75	19.64 - 20.23
2002	6,758,791	0.51 - 0.70	4,113,419	0.03	0.25 - 0.75	(16.27) - (15.97)
2001	3,550,910	0.61 - 0.84	2,474,675	1.01	0.25 - 0.60	(22.27) - (21.87)
2000	691,044	0.79	546,483	0.95	0.25 - 0.60	(20.82) - (18.18)

Janus Aspen Capital Appreciation (Service) Division
2004	20,532	1.25 - 1.38	26,784	0.05	0.50 - 1.00	16.79 - 17.38
2003	1,690	1.07 - 1.17	1,854	0.17	0.65 - 1.15	7.04 - 17.31

Janus Aspen Worldwide Growth (Institutional) Division
2004	8,002,873	0.60 - 0.80	5,650,473	1.06	0.25 - 0.75	4.00 - 4.52
2003	7,140,496	0.56 - 0.77	4,821,333	1.16	0.25 - 0.75	23.07 - 23.68
2002	5,658,803	0.45 - 0.62	3,043,076	0.51	0.25 - 0.75	(26.10) - (25.80)
2001	3,190,485	0.61 - 0.84	2,168,057	0.09	0.25 - 0.60	(23.04) - (22.63)
2000	1,099,327	0.79 - 0.81	883,170	2.45	0.25 - 0.60	(19.52) - (15.67)

Janus Aspen Worldwide Growth (Service) Division
2004	39,870	1.10 - 1.30	48,449	0.96	0.50 - 1.00	3.49 - 4.01
2003	33,772	1.06 - 1.25	40,164	0.35	0.65 - 1.15	6.13 - 24.82

MFS® Emerging Growth Division
2004	1,877,080	0.83 - 0.98	1,632,471	-	0.30 - 0.75	12.12 - 12.62
2003	1,763,956	0.74 - 0.87	1,369,714	-	0.30 - 0.75	29.25 - 29.84
2002	1,592,540	0.57 - 0.67	947,815	(0.60)	0.30 - 0.75	(34.51) - (34.06)
2001	1,486,948	0.87 - 1.02	1,366,102	6.55	0.30 - 0.75	(34.24) - (33.79)
2000	1,214,022	1.32 - 1.53	1,688,414	4.80	0.30 - 0.75	(20.20) - (19.61)

MFS® Investors Trust Division
2004	62,017	1.17 - 1.31	80,199	0.53	0.25 - 1.00	10.25 - 11.08
2003	12,348	1.06 - 1.18	14,488	-	0.65 - 1.15	6.02 - 17.95

MFS® New Discovery Division
2004	1,181,292	1.05 - 1.37	1,711,864	-	0.25 - 1.00	5.46 - 6.25
2003	945,351	0.99 - 1.60	1,315,522	-	0.25 - 1.15	(0.64) - 33.32
2002	893,469	1.01 - 1.20	947,590	(0.62)	0.30 - 0.75	(32.38) - (31.93)
2001	889,751	1.49 - 1.76	1,404,880	2.61	0.30 - 0.75	(5.78) - (5.33)
2000	511,891	1.58 - 1.85	855,342	0.80	0.30 - 0.75	(2.72) - (1.99)

MFS® Research Division
2004	1,610,689	0.93 - 1.06	1,631,879	1.07	0.30 - 0.75	14.98 - 15.50
2003	1,672,216	0.81 - 0.92	1,467,152	0.66	0.30 - 0.75	23.77 - 24.33
2002	1,687,000	0.65 - 0.74	1,191,844	(0.18)	0.30 - 0.75	(25.29) - (24.84)
2001	695,009	0.87 - 0.98	609,391	11.23	0.30 - 0.75	(22.00) - (21.55)
2000	246,912	1.11 - 1.25	278,762	3.80	0.30 - 0.75	(5.56) - (4.85)

MML Blend Division
2004	17,779,888	1.06 - 1.12	28,864,924	2.70	0.25 - 1.00	7.60 - 8.41
2003	17,782,949	0.97 - 3.40	27,011,793	2.63	0.25 - 1.15	4.34 - 18.41
2002	18,030,469	0.82 - 2.88	23,192,092	2.43	0.25 - 0.75	(12.19) - (11.75)
2001	17,523,655	0.93 - 3.26	27,201,644	18.92	0.25 - 0.60	(6.46) - (5.99)
2000	14,366,651	0.99 - 3.48	26,287,577	17.96	0.25 - 0.60	(0.53) - 0.02

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Emerging Growth Division
2004	1,262,834	$0.88 - $1.12	$1,078,912	-%	0.25% - 1.00%	13.52% - 14.38%
2003	835,712	0.49 - 1.40	630,875	-	0.25 - 1.15	(1.10) - 45.55
2002	422,242	0.34 - 0.53	212,711	(0.69)	0.24 - 0.75	(43.04) - (42.74)
2001	154,175	0.59 - 0.94	112,431	(0.49)	0.25 - 0.60	(16.95) - (16.54)
2000	51,472	0.71	36,379	(0.09)	0.60	(29.32)

MML Enhanced Index Core Equity Division
2004	90,372	1.16 - 1.34	115,465	2.20	0.25 - 1.00	9.79 - 10.61
2003	4,992	0.77 - 1.21	6,032	3.05	0.65 - 1.15	(23.30) - 21.49

MML Equity Division
2004	51,769,338	1.05 - 1.22	94,499,780	2.12	0.25 - 1.00	14.69 - 15.56
2003	50,182,762	0.78 - 3.80	80,954,021	1.83	0.25 - 1.15	6.43 - 27.17
2002	47,130,554	0.61 - 2.99	63,191,764	2.46	0.25 - 0.75	(20.30) - (16.33)
2001	41,460,228	0.77 - 3.73	74,355,450	28.64	0.25 - 0.75	(15.47) - (14.93)
2000	34,137,297	0.91 - 4.40	79,359,169	8.98	0.25 - 0.75	2.09 - 4.78

MML Equity Index Division
2004	93,376,410	0.87 - 1.16	122,804,884	1.75	0.25 - 1.00	9.50 - 10.32
2003	102,659,259	0.77 - 1.82	126,991,372	1.58	0.25 - 1.15	6.23 - 27.99
2002	86,851,896	0.60 - 1.42	88,054,517	0.98	0.25 - 0.75	(23.05) - (22.48)
2001	32,949,594	0.78 - 1.48	32,653,466	0.64	0.25 - 0.75	(12.91) - (12.40)
2000	20,143,779	0.89 - 1.69	23,585,045	0.49	0.25 - 0.75	(11.27) - (9.43)

MML Growth Equity Division
2004	3,049,364	0.62 - 1.07	2,223,682	0.51	0.25 - 1.00	3.84 - 4.62
2003	2,515,462	0.54 - 1.16	1,748,960	0.02	0.25 - 1.15	3.23 - 22.59
2002	1,811,188	0.44 - 0.61	1,010,111	(0.68)	0.25 - 0.75	(28.55) - (28.20)
2001	748,944	0.62 - 0.86	571,186	(0.46)	0.25 - 0.75	(25.95) - (25.38)
2000	103,232	0.89	92,122	50.94	0.25 - 0.55	(10.77) - (10.60)

MML Inflation-Protected Bond Division
2004	1,422,409	1.07 - 1.16	1,627,663	5.14	0.25 - 1.00	5.19 - 5.98
2003	373,385	0.79 - 1.09	404,629	2.75	0.25 - 1.15	(20.84) - 6.57
2002	27,316	1.02	27,870	1.13	0.24 - 0.55	2.91 - 2.98

MML Large Cap Value Division
2004	4,754,624	1.15 - 1.18	5,225,937	0.83	0.25 - 1.00	10.73 - 11.57
2003	3,592,899	0.91 - 1.25	3,550,129	0.92	0.25 - 1.15	6.62 - 29.26
2002	2,039,994	0.71 - 0.80	1,572,743	0.32	0.25 - 0.75	(16.86) - (16.44)
2001	616,131	0.85 - 0.95	564,539	0.28	0.25 - 0.60	(11.82) - (11.38)
2000	96,353	0.96	92,430	0.27	0.60	(4.07)

MML Managed Bond Division
2004	27,506,791	1.05 - 1.39	48,735,262	5.02	0.25 - 1.00	3.43 - 4.21
2003	22,684,553	1.02 - 3.12	34,911,266	5.14	0.25 - 1.15	1.96 - 5.33
2002	23,370,778	1.12 - 2.97	37,247,077	6.14	0.25 - 0.75	7.60 - 8.13
2001	15,504,303	1.04 - 2.75	24,737,482	5.56	0.25 - 0.75	7.08 - 7.62
2000	19,907,671	1.08 - 2.56	31,898,291	5.33	0.25 - 0.75	8.85 - 11.19

MML Money Market Division
2004	21,109,347	1.00 - 1.10	23,575,100	0.80	0.25 - 1.00	(0.21) - 0.54
2003	18,648,636	1.00 - 1.93	20,673,190	0.62	0.25 - 1.15	(0.07) - 0.37
2002	23,842,095	1.02 - 1.93	28,873,441	0.75	0.25 - 0.75	0.00 - 1.04
2001	17,399,226	1.02 - 1.91	21,541,806	3.10	0.25 - 0.55	2.89 - 3.41
2000	15,632,531	1.04 - 1.85	21,076,644	5.47	0.25 - 0.55	3.98 - 6.03

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML OTC 100 Division
2004	1,130,679	$0.87 - $1.13	$930,681	0.75%	0.25% - 1.00%	9.27% - 10.09%
2003	788,629	0.74 - 1.32	592,489	-	0.25 - 1.15	(20.71) - 48.26
2002	459,805	0.50 - 0.53	232,801	(0.30)	0.25 - 0.75	(38.15) - (37.98)
2001	3,330,783	0.38 - 0.86	1,327,242	(0.30)	0.30 - 0.55	(33.61) - (33.41)
2000	-		-

MML Small Cap Equity Division
2004	7,235,130	1.18 - 1.48	10,325,472	2.28	0.25 - 1.00	15.20 - 16.06
2003	6,680,080	1.02 - 1.48	8,274,682	0.22	0.25 - 1.15	2.01 - 30.97
2002	5,016,671	0.88 - 1.13	4,818,877	(0.32)	0.25 - 0.75	(12.59) - (12.06)
2001	2,579,036	1.00 - 1.29	2,931,759	0.20	0.25 - 0.75	2.58 - 3.10
2000	907,352	0.97 - 1.26	1,053,178	0.84	0.25 - 0.75	7.15 - 13.63

MML Small Cap Growth Equity Division
2004	3,831,352	0.92 - 1.15	4,096,525	-	0.25 - 1.00	12.13 - 12.97
2003	3,061,530	0.75 - 1.36	2,890,805	-	0.25 - 1.15	2.82 - 48.18
2002	2,167,483	0.50 - 0.68	1,364,742	(0.67)	0.25 - 0.75	(27.54) - (26.35)
2001	840,929	0.69 - 0.93	701,508	(0.05)	0.25 - 0.60	(13.36) - (12.93)
2000	85,323	0.86	73,017	25.26	0.25 - 0.55	(14.43) - (14.26)

MML Small Company Opportunities Division
2004	438,129	1.24 - 1.63	698,905	11.73	0.25 - 1.00	17.63 - 18.51
2003	109,419	1.06 - 1.37	146,955	10.02	0.55 - 1.15	5.64 - 37.18

Oppenheimer Aggressive Growth Division
2004	27,147,269	0.58 - 1.18	37,035,548	-	0.25 - 1.00	18.59 - 19.48
2003	25,274,835	0.48 - 1.83	29,720,811	-	0.25 - 1.15	(0.52) - 25.28
2002	26,992,018	0.39 - 1.47	27,764,548	0.22	0.25 - 0.75	(28.54) - (27.97)
2001	26,266,478	0.54 - 2.04	41,358,680	15.11	0.25 - 0.75	(32.02) - (31.44)
2000	18,715,259	0.78 - 2.98	45,812,365	3.09	0.25 - 0.75	(21.89) - (11.24)

Oppenheimer Balanced Division
2004	1,747,554	1.50 - 2.25	2,683,222	0.94	0.30 - 0.75	9.28 - 9.77
2003	1,450,163	1.30 - 2.05	2,022,633	2.60	0.30 - 0.75	24.02 - 24.58
2002	2,028,527	1.04 - 1.64	2,698,777	4.27	0.30 - 0.75	(11.15) - (10.70)
2001	2,169,987	1.17 - 1.84	3,300,864	6.60	0.30 - 0.75	1.47 - 1.92
2000	1,206,703	1.15 - 1.81	1,816,826	10.19	0.30 - 0.75	5.65 - 6.44

Oppenheimer Bond Division
2004	6,791,936	1.07 - 1.39	8,865,167	4.33	0.25 - 1.00	4.44 - 5.23
2003	6,014,636	1.02 - 1.65	7,531,796	4.94	0.25 - 1.15	2.37 - 6.51
2002	8,145,220	1.11 - 1.55	10,904,980	6.76	0.25 - 0.75	8.21 - 8.75
2001	5,677,908	1.03 - 1.43	7,417,769	5.41	0.25 - 0.75	6.98 - 7.52
2000	2,919,019	1.04 - 1.33	3,578,433	6.91	0.25 - 0.75	5.31 - 6.10

Oppenheimer Capital Appreciation Division
2004	39,081,354	0.80 - 1.12	50,567,724	0.31	0.25 - 1.00	5.87 - 6.67
2003	36,383,743	0.75 - 2.57	48,581,710	0.36	0.25 - 1.15	5.52 - 30.62
2002	34,490,586	0.58 - 1.97	41,041,331	0.11	0.25 - 0.75	(27.61) - (27.04)
2001	26,289,539	0.79 - 2.70	49,259,411	9.25	0.25 - 0.75	(13.33) - (12.80)
2000	17,898,542	0.91 - 3.09	44,415,226	5.77	0.25 - 0.75	(9.45) - (0.23)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Securities Division
2004	28,410,871	$1.11 - $1.28	$52,392,622	1.20%	0.25% - 1.00%	17.98% - 18.87%
2003	24,535,566	0.92 - 2.63	39,412,655	0.72	0.25 - 1.15	8.33 - 42.66
2002	27,089,663	0.64 - 1.85	36,550,942	0.09	0.25 - 0.75	(22.88) - (22.33)
2001	21,866,147	0.83 - 2.38	41,915,667	13.09	0.25 - 0.75	(12.79) - (12.26)
2000	15,938,535	0.95 - 2.71	37,005,315	12.66	0.25 - 0.75	(5.45) - 5.09

Oppenheimer High Income Division
2004	7,975,065	1.11 - 1.30	10,973,027	5.15	0.25 - 1.00	7.88 - 8.70
2003	7,365,307	1.03 - 1.80	9,570,904	5.57	0.25 - 1.15	3.09 - 23.65
2002	8,823,194	0.94 - 1.46	10,924,408	9.48	0.25 - 0.75	(3.15) - (2.64)
2001	5,019,571	0.97 - 1.50	6,312,246	10.06	0.25 - 0.75	1.21 - 1.71
2000	3,485,465	0.96 - 1.47	4,526,973	10.73	0.30 - 0.75	(4.46) - (2.57)

Oppenheimer International Growth Division
2004	4,567,593	1.06 - 1.24	5,192,020	1.32	0.25 - 1.00	16.68 - 17.56
2003	3,228,425	0.84 - 1.53	3,214,648	1.24	0.25 - 1.15	(10.14) - 52.91
2002	2,237,278	0.56 - 0.81	1,569,562	(0.03)	0.25 - 0.75	(29.26) - (28.81)
2001	1,367,419	0.79 - 1.14	1,482,280	16.56	0.30 - 0.75	(25.06) - (24.61)
2000	898,008	1.35 - 1.52	1,345,294	14.61	0.30 - 0.75	(10.10) - (9.43)

Oppenheimer Main Street Division
2004	14,935,472	0.91 - 1.14	15,778,180	0.81	0.25 - 1.00	8.37 - 9.19
2003	13,329,573	0.82 - 2.30	13,301,053	0.89	0.25 - 1.15	5.64 - 26.40
2002	15,280,533	0.65 - 1.82	16,175,461	0.35	0.25 - 0.75	(19.55) - (19.00)
2001	10,021,742	0.81 - 2.25	13,640,099	0.06	0.25 - 0.75	(10.91) - (5.12)
2000	5,066,089	0.90 - 2.52	8,527,497	4.71	0.25 - 0.75	(9.78) - (8.78)

Oppenheimer Main Street® Small Cap Division
2004	1,635,315	1.83 - 1.85	3,003,142	-	0.30 - 0.75	18.53 - 19.06
2003	1,102,442	1.53 - 1.55	1,701,236	-	0.30 - 0.75	43.28 - 43.93
2002	4,105,545	1.07 - 1.08	4,429,243	(0.39)	0.30 - 0.75	(16.50) - (16.05)
2001	1,850,511	1.28 - 1.29	2,378,185	(0.43)	0.30 - 0.75	(1.11) - (0.66)
2000	1,095,864	1.29 - 1.30	1,419,382	3.38	0.30 - 0.75	(18.95) - (18.34)

Oppenheimer Money Division
2004	21,261,523	1.21 - 1.39	24,941,893	0.97	0.30 - 0.75	0.23 - 0.68
2003	24,329,314	1.14 - 1.38	29,446,943	0.80	0.30 - 0.75	0.04 - 0.49
2002	35,027,179	1.13 - 1.37	44,477,532	0.97	0.30 - 0.75	0.00 - 72.00
2001	26,451,394	1.12 - 1.36	32,601,887	3.01	0.30 - 0.75	3.10 - 3.55
2000	13,093,343	1.09 - 1.31	15,045,974	5.50	0.30 - 0.75	5.36 - 6.26

Oppenheimer Strategic Bond Division
2004	5,791,920	1.11 - 1.46	8,791,997	4.72	0.25 - 1.00	7.59 - 8.40
2003	5,139,985	1.03 - 1.83	7,480,486	5.60	0.25 - 1.15	3.13 - 17.78
2002	4,889,280	1.10 - 1.56	6,407,010	8.10	0.25 - 0.75	6.64 - 7.18
2001	5,728,746	1.03 - 1.45	7,678,691	5.53	0.25 - 0.75	4.06 - 4.58
2000	4,724,568	1.02 - 1.39	6,204,822	7.02	0.25 - 0.75	1.87 - 2.63

Panorama Growth Division
2004	1,394,609	0.83 - 0.85	1,188,894	1.02	0.60 - 0.75	8.38 - 8.54
2003	1,514,397	0.76 - 0.79	1,190,482	1.12	0.60 - 0.75	25.86 - 26.05
2002	1,628,442	0.61 - 0.63	1,014,436	0.21	0.60 - 0.75	(19.72) - (19.57)
2001	1,547,416	0.75 - 0.78	1,199,006	0.44	0.60 - 0.75	(11.36) - (11.21)
2000	1,323,577	0.85 - 0.88	1,157,976	21.87	0.60 - 0.75	(13.31) - (12.66)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Panorama Total Return Division
2004	1,075,988	$0.99 - $1.06	$1,144,611	1.99%	0.60% - 0.75%	8.65% - 8.81%
2003	1,101,152	0.91 - 0.98	1,078,249	3.34	0.60 - 0.75	20.19 - 20.37
2002	1,446,958	0.76 - 0.81	1,159,819	2.60	0.60 - 0.75	(15.20) - (15.05)
2001	1,387,287	0.89 - 0.96	1,311,147	3.41	0.60 - 0.75	(7.69) - (7.54)
2000	1,412,651	0.96 - 1.04	1,448,098	12.34	0.60 - 0.75	(3.23) - (2.51)

Scudder VIT Small Cap Index Division
2004	3,249,324	1.22 - 1.29	4,323,531	0.41	0.25 - 1.00	16.59 - 17.46
2003	2,617,934	1.04 - 1.40	2,976,472	0.76	0.25 - 1.15	4.47 - 46.06
2002	1,382,472	0.75 - 0.79	1,076,016	0.59	0.25 - 0.75	(21.18) - (20.78)
2001	387,219	0.95 - 1.00	376,515	10.63	0.25 - 0.55	1.31 - 1.81
2000	64,680	0.93	60,358	0.92	0.25 - 0.55	(6.71) - (6.53)

T. Rowe Price Blue Chip Growth Division
2004	806,923	1.14 - 1.31	1,039,044	0.85	0.25 - 1.00	7.60 - 8.41
2003	280,707	1.06 - 1.21	335,792	0.31	0.55 - 1.15	6.17 - 20.61

T. Rowe Price Equity Income Division
2004	1,449,917	1.22 - 1.41	2,014,809	5.12	0.25 - 1.00	13.78 - 14.63
2003	406,804	1.08 - 1.23	496,163	1.57	0.25 - 1.15	7.63 - 22.71

T. Rowe Price Limited-Term Bond Division
2004	236,250	1.28	302,805	3.28	0.60	0.50
2003	231,241	1.28	294,914	3.97	0.60	3.66
2002	122,868	1.23	151,171	4.33	0.60	4.82
2001	184,151	1.17	216,197	4.81	0.60	7.87
2000	67,773	1.09	73,780	4.03	0.60	9.25

T. Rowe Price Mid-Cap Growth Division
2004	23,243,032	1.22 - 1.27	33,394,627	-	0.25 - 1.00	17.17 - 18.05
2003	20,748,660	1.01 - 1.55	25,715,635	-	0.25 - 1.15	3.93 - 38.21
2002	15,780,021	0.73 - 1.12	14,304,655	(0.56)	0.25 - 0.75	(22.00) - (21.45)
2001	11,137,534	0.94 - 1.43	13,488,959	(0.50)	0.25 - 0.75	(1.67) - (1.17)
2000	5,339,001	0.95 - 1.45	6,580,425	1.78	0.25 - 0.75	(5.06) - 7.41

T. Rowe Price New America Growth Division
2004	1,034,953	0.87 - 1.04	920,851	0.06	0.30 - 0.75	10.06 - 10.55
2003	772,165	0.79 - 0.94	627,164	-	0.30 - 0.75	34.10 - 34.70
2002	708,570	0.59 - 0.70	430,066	(0.68)	0.30 - 0.75	(29.06) - (28.61)
2001	616,681	0.83 - 0.98	527,626	1.03	0.30 - 0.75	(12.72) - (12.27)
2000	548,426	0.95 - 1.12	534,287	14.67	0.30 - 0.75	(11.29) - (10.62)

Templeton Foreign Securities Division
2004	3,916,257	1.09 - 1.25	4,303,349	1.03	0.25 - 1.00	17.35 - 18.23
2003	2,919,234	0.91 - 1.32	2,719,055	1.69	0.25 - 1.15	6.75 - 32.05
2002	1,882,949	0.69 - 0.74	1,329,541	0.91	0.25 - 0.75	(19.17) - (18.76)
2001	1,021,957	0.86 - 0.88	887,171	21.93	0.25 - 0.55	(16.62) - 16.21)
2000	385,829	1.03	396,108	(0.30)	0.25 - 0.55	2.66 - 2.87

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests.
[2]	The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through a redemption of units.

Face Amount Charge	$0.00 - $0.41 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
These charges are assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.34 per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Annual Rate: 0.25% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Loan Interest Rate Expense Charge	0.00% - 3.00% of the loan amount
These charges are assessed through a redemption of units.

Rider Charges:
These charges are assessed through a redemption of units.
A. Additional Insurance	$0.01 to $83.33 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

B. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.11 to $0.32 per $100 of specified benefit amount

C. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

D. Other Insured	$0.00 to $83.33 per $1,000 of insurance risk

E. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

F. Waiver of Specified Premium	$0.01 to $0.26 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified benefit amount

G. Accidental Death Benefit	$0.06591- $0.12929 per $1,000 of coverage

H. Death Benefit Guarantee	$0.01 per $1,000 of face amount

I. Insurability Protection	$0.043 - $0.179 per $1,000 of coverage

J. Estate Protection	$0.00 to $23.03 per $1,000 of insurance risk

K. Survivorship Term	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $0.07 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$38,493	$32,567
Common stocks	969	776
Mortgage loans	8,805	7,643
Policy loans	6,912	6,564
Real estate	1,485	1,867
Other investments	5,392	4,939
Cash, cash equivalents and short-term investments	2,296	6,535

Total invested assets	64,352	60,891

Accrued investment income	747	775
Other assets	1,113	1,135

Total assets excluding separate accounts	66,212	62,801

Separate account assets	29,375	22,943

Total assets	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	(In Millions)
Liabilities:

Policyholders’ reserves	$50,744	$47,190
Deposit fund balances	5,047	4,791
Policyholders’ dividends	1,016	1,121
Policyholders’ claims and other benefits	242	228
Federal income taxes	339	104
Asset valuation reserves	1,140	888
Other liabilities	2,009	2,228

Total liabilities excluding separate accounts	60,537	56,550

Separate account liabilities	28,759	22,912

Total liabilities	89,296	79,462

Policyholders’ contingency reserves	6,291	6,282

Total liabilities and policyholders’ contingency reserves	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$12,500	$12,152	$10,301
Net investment income	3,838	3,870	3,755
Fees and other income	311	257	252

Total revenue	16,649	16,279	14,308

Benefits and expenses:

Policyholders’ benefits and payments	7,795	7,110	6,579
Addition to policyholders’ reserves and funds	5,827	6,105	4,735
Operating expenses	1,112	863	715
Commissions	520	548	432
State taxes, licenses and fees	107	113	93

Total benefits and expenses	15,361	14,739	12,554

Net gain from operations before dividends and federal income taxes	1,288	1,540	1,754

Dividends to policyholders	996	1,098	1,163

Net gain from operations before federal income taxes	292	442	591

Federal income tax expense (benefit)	132	(122)	(138)

Net gain from operations	160	564	729

Net realized capital gains (losses)	137	(190)	664

Net income	$297	$374	$1,393

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,282	$6,105	$5,151

Increase (decrease) due to:
Net income	297	374	1,393
Change in net unrealized capital gains (losses)	120	249	(333)
Change in net unrealized foreign exchange capital gains (losses)	39	(129)	(123)
Change in asset valuation reserves	(252)	(398)	202
Change in non-admitted assets	(246)	(238)	(146)
Change in reserve valuation basis	6	—	(57)
Change in net deferred income taxes	59	81	19
Issuance of surplus notes	—	250	—
Other	(14)	(12)	(1)

Net increase	9	177	954

Policyholders’ contingency reserves, end of year	$6,291	$6,282	$6,105

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$12,871	$12,404	$10,468
Net investment income	3,890	3,679	3,633
Benefit payments	(7,630)	(7,125)	(6,548)
Dividends paid to policyholders	(1,100)	(1,180)	(1,108)
Net transfers to separate accounts	(3,327)	(2,706)	(1,225)
Commissions, expenses and taxes paid	(1,685)	(1,512)	(1,324)

Net cash provided by operating activities	3,019	3,560	3,896

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	11,699	12,299	9,898
Common stocks	539	475	423
Mortgage loans	1,978	1,504	1,335
Real estate	703	198	325
Other investments	802	591	384

	15,721	15,067	12,365

Cost of investments acquired:
Bonds	(17,421)	(16,857)	(11,141)
Common stocks	(591)	(397)	(626)
Mortgage loans	(3,159)	(2,070)	(1,456)
Real estate	(302)	(318)	(229)
Other investments	(1,180)	(1,254)	(646)

	(22,653)	(20,896)	(14,098)
Disbursements of policy loans, net of repayments	(348)	(310)	(182)

Net cash applied in investing activities	(7,280)	(6,139)	(1,915)

Cash flows from financing and other activities:
Net deposits on deposit-type contracts	994	560	893
Surplus notes	—	250	—
Other cash (applied) provided	(972)	126	620

Net cash provided by financing and other activities	22	936	1,513

Net (decrease) increase in cash, cash equivalents and short-term investments	(4,239)	(1,643)	3,494
Cash, cash equivalents and short-term investments, beginning of year	6,535	8,178	4,684

Cash, cash equivalents and short-term investments, end of year	$2,296	$6,535	$8,178

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” For 2002, prior to the adoption of SSAP No. 86, changes in the fair value of derivative financial instruments were recorded in realized capital gains and losses. Beginning in 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in Policyholders’ Contingency Reserves as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, variable interest entities and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, and partnerships and limited liability companies as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as a change in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses, minimum pension liability, and foreign currency exchange and translations are presented as comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or securities and account for them separately; and (o) certain annuity and universal life contracts are maintained in the separate accounts, whereas GAAP would report these contracts in the general assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2004 and 2003, the Company had no permitted practices. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification of Statutory Accounting Principles (“Codification”) as of December 31, 2002 is as follows:

(In Millions)
Policyholders’ contingency reserves, as reported	$6,105
Less admitted prepaid pension asset	(128)

Policyholders’ contingency reserves, Codification	$5,977

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker-dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

c.	Common stocks

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. After the measurement of an impairment, an adjustment to the valuation allowance is recorded in net unrealized capital gains or losses.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

Real estate transferred to separate accounts is transferred at the fair market value on the date the transaction occurs.

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings which would justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by evaluating the Company’s current equity value in the underlying investment, performed by assessing the partnership or LLC’s balance sheet, cash flow and current financial condition. Dividends are recorded in net investment income when received.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as a change in unrealized capital gains and losses in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stock of unconsolidated subsidiaries is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”) at its underlying GAAP net equity, adjusted for certain non-admitted assets. The Company records net investment income to the extent that dividends are paid by MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the financial statements as a short-term investment.

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Securities lending

In 2004, the Company entered into a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include Treasuries, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment costs are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve (“IMR”) asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company on occasion may transfer investments to seed separate investment accounts at fair market value. Realized capital gains associated with these transfers are deferred and recognized when separate account products are issued or when the separate investment account subsequently sells these transferred investments. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology using the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are established based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and on-going claims. Interest accrued on reserves has been calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $30,930 million and $29,867 million of insurance in force at December 31, 2004 and 2003, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division.

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $5 million.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

o.	Deposit fund balances

Reserves for funding agreements and investment-type contracts such as guaranteed investment contracts, deposit administration, supplementary contracts, and immediate

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

participation guarantee contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends to be paid in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends due to policyholders at December 31, 2004 and 2003. Policyholders’ dividends are recorded in net income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These reverse repurchase agreements are accounted for as collateralized borrowings. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $19 million, $53 million and $44 million were deferred into the IMR in 2004, 2003 and 2002, respectively.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

3.	New accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and has elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million and resulted in a reduction in net periodic postretirement costs (“NPBC”) for the year of $3 million. Of the $3 million reduction in NPBC for 2004, $1 million is associated with the amortization of actuarial experience, and $2 million is the resulting reduction in interest costs on the APBO.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities”, and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 is expected to cause a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of foreign insurance subsidiaries. Changes resulting from the adoption of this statement will be accounted for as a change in accounting principle with a corresponding charge to policyholders’ contingency reserves.

In December 2003, the Company adopted SSAP No. 89 “Accounting for Pensions.” SSAP No. 89 supercedes SSAP No. 8 “Pensions.” SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders’ contingency reserves and not as a component of net income. Accordingly, the Company reported the increase in the minimum liability included in policyholders’ contingency reserves for the year ended December 31, 2003 of $16 million.

On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders’ contingency reserves. Accordingly, the Company reported the change in the market value of its open derivative contracts for the years ended December 31, 2004 and 2003 of $209 million and $90 million, respectively, as a change in net unrealized capital losses on the Statutory Statements of Changes in Policyholders’ Contingency Reserves and for the year ended December 31, 2002 of $934 million in net realized capital gains.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,707	$237	$107	$6,837
Debt securities issued by foreign governments	120	28	—	148
Asset-backed securities	1,639	62	10	1,691
Mortgage-backed securities	4,330	165	18	4,477
State and local governments	101	7	2	106
Corporate debt securities	16,117	1,269	100	17,286
Utilities	1,163	102	5	1,260
Affiliates	2,390	26	3	2,413

	$32,567	$1,896	$245	$34,218

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$947	$959
Due after one year through five years	7,456	7,765
Due after five years through ten years	8,900	9,419
Due after ten years	10,987	11,462

	28,290	29,605
Asset and mortgage-backed securities	10,203	10,464

	$38,493	$40,069

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$3,700	$4,465	$5,772
Gross realized capital gains	84	195	96
Gross realized capital losses	114	222	273

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2004, 2003 and 2002 were $62 million, $157 million and $187 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2004 the Company had $31 million of these unrealized losses recorded as a reduction to its carrying value of bonds.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$2,628	$104	21	$55	$2	3
Debt securities issued by foreign governments	—	1	1	2	—	3
Asset-backed securities	429	13	49	63	10	33
Mortgage-backed securities	1,572	29	110	64	2	16
State and local governments	25	2	1	—	—	—
Corporate debt securities	1,676	71	183	309	29	54
Utilities	218	13	69	53	10	40
Affiliates	6	—	2	48	3	5

	$6,554	$233	436	$594	$56	154

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in U.S. Treasury securities, mortgage-backed securities and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Common stocks

The cost and carrying value of common stocks, including warrants, were as follows:

	December 31,
	2004	2003
	(In Millions)
Cost	$700	$581
Gross unrealized gains	305	225
Gross unrealized losses	(36)	(30)

Carrying value	$969	$776

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$138	$91	$59
Gross realized capital losses	21	44	87

Other-than-temporary impairments on common stocks were $9 million, $26 million and $26 million during the years ended December 31, 2004, 2003 and 2002, respectively, and were included in realized capital losses.

The Company performed an analysis of the fair values and gross unrealized losses aggregated by length of time for those common stocks that have been in a continuous unrealized loss position. At December 31, 2004, of the $36 million in unrealized losses, $15 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $12 million and consisted of 49 issuers. At December 31, 2003, of the $30 million in unrealized losses, $24 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $28 million and consisted of 93 issuers.

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the common stocks and warrants do not qualify as other-than-temporarily impaired. Common stock, where the issuers are in default or not-in-good standing status, including those trading below 70% of cost for a minimum of 12 months,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are subject to quarterly review and impaired to fair value. Review for impairments on warrants are combined with the review of bonds in which they were originally issued. The Company has the ability and intent to hold the remaining securities in an unrealized loss position until a market price recovery.

At December 31, 2004, the Company had $236 million of common stock in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issue.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,805 million and $7,643 million, net of valuation allowances of $10 million and $17 million, at December 31, 2004 and 2003, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2004 and 2003.

At December 31, 2004, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2005	$595
2006	735
2007	496
2008	522
2009	568
Thereafter	3,343

Commercial mortgage loans	6,259
Residential mortgage loan pools	2,546

Total mortgage loans	$8,805

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 2.9% to 14.7% and from 2.4% to 14.7% for the years ended December 31, 2004 and 2003, respectively. The lending rates on the mezzanine loan portfolio ranged from 8.8% to 18.6% and from 10.0% to 10.5% for the years ended December 31, 2004 and 2003, respectively. During 2004, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 2.9% to 8.0%, and mezzanine loan lending rates ranged from 8.8% to 18.6%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% and 81% at December 31, 2004 and 2003,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% and 96% at December 31, 2004 and 2003, respectively.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$—	$2	$5
Gross realized capital losses	4	4	4

Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses. There were no other-than-temporary impairments of mortgage loans for the year ended December 31, 2003.

At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. At December 31, 2003, the Company had two restructured loans with an amortized cost of $2 million, and a related valuation allowance of $2 million. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. There was no interest deferred to future periods for the years ended December 31, 2004 and 2003.

Activity in the valuation allowance for mortgage loans was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Balance, beginning of year	$17	$14
Provision charged to policyholders’ contingency reserves	7	5
Direct write-downs charged against allowances	(3)	(1)
Recoveries of amounts previously provided for	(11)	(1)

Balance, end of year	$10	$17

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Impaired mortgage loans with valuation allowance	$58	$103
Impaired mortgage loans without valuation allowance	—	—

Total	58	103
Less valuation allowances on impaired loans	(10)	(17)

Net carrying value of impaired mortgage loans	$48	$86

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The average recorded investment in impaired mortgage loans was $93 million and $103 million for the years ended December 31, 2004 and 2003, respectively. Interest income on impaired loans was $5 million, $8 million and $6 million for years ended December 31, 2004, 2003 and 2002, respectively.

There were no mortgage loans with interest 180 days past due at December 31, 2004 or 2003.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2004	2003
	(In Millions)
California	$1,203	$1,128
Texas	529	569
Illinois	399	340
New York	391	351
Massachusetts	389	465
Florida	271	257
All other states and countries	3,077	2,885

Commercial mortgage loans	6,259	5,995
Residential mortgage loan pools	2,546	1,648

Total mortgage loans	$8,805	$7,643

d.	Real estate

The carrying value of real estate was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Held for the production of income	$2,119	$2,322
Accumulated depreciation	(623)	(700)
Encumbrances	(206)	(35)

Held for the production of income, net	1,290	1,587

Held for sale	138	269
Accumulated depreciation	(30)	(59)
Valuation reserves	(15)	(5)

Held for sale, net	93	205

Occupied by the Company	213	180
Accumulated depreciation	(111)	(105)

Occupied by the Company, net	102	75

Total real estate	$1,485	$1,867

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate was $16 million and $111 million at December 31, 2004 and 2003, respectively. None of the properties which are non-income producing real estate were under construction or major renovation at December 31, 2004 or 2003.

Depreciation expense on real estate was $103 million, $107 million and $102 million for the years ended December 31, 2004, 2003 and 2002, respectively.

In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. Gains related to the transfer were deferred. The deferred gain is recognized as the Company’s ownership is redeemed or when the separate investment account sells the underlying real estate during the normal course of business. As of December 31, 2004 the Company had a deferred gain of $159 million related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$146	$13	$122
Gross realized capital losses	23	4	4

Impairments on real estate for the year ended December 31, 2004, were $2 million and were included in realized capital losses. Impairments on real estate for the years ended December 31, 2003 and 2002, were less than $1 million.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2004	2003
	(In Millions)
Partnerships and LLCs	$1,829	$1,402
Derivative financial instruments	1,478	1,671
Common stock of unconsolidated subsidiaries and affiliates	1,921	1,671
Preferred stocks	161	165
Other	3	30

Total other investments	$5,392	$4,939

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$28	$24	$11
Gross realized capital losses	65	33	38

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004, 2003 and 2002 were $49 million, $32 million and $37 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$2,089	$1,966	$2,028
Common stocks	30	20	12
Mortgage loans	578	530	535
Policy loans	507	505	497
Real estate	280	290	323
Derivative financial instruments	373	451	396
Cash, cash equivalents and short-term investments	111	132	135
Other investments	266	303	174

Gross investment income	4,234	4,197	4,100
Amortization of IMR	34	117	56
Net gain from separate accounts	11	—	—
Less investment expenses	(441)	(444)	(401)

Total net investment income	$3,838	$3,870	$3,755

g.	Net realized capital gains and losses

Net realized capital gains and losses were derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$(30)	$(27)	$(177)
Common stocks	117	47	(28)
Mortgage loans	(4)	(2)	1
Real estate	123	9	118
Derivative financial instruments - closed	(28)	(214)	(88)
Other investments	(39)	(56)	(149)
Federal and state taxes	(21)	—	9

	118	(243)	(314)

Derivative financial instruments mark-to-market	—	—	934

Net realized capital gains (losses) before deferral to IMR	118	(243)	620

Net losses deferred to IMR	28	82	66
Less taxes on net deferred losses	(9)	(29)	(22)

Net after tax losses deferred to IMR	19	53	44

Total net realized capital gains (losses)	$137	$(190)	$664

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Securities lending

As of December 31, 2004, securities with a fair value of $2,026 million were on loan under the program. Collateral, in the form of securities, of $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2004.

i.	Repurchase and reverse repurchase agreements

At December 31, 2004, the Company had repurchase agreements outstanding with a total carrying value of $28 million. The maturities of these agreements ranged from January 13, 2005 through January 25, 2005, while the interest rates ranged from 2.4% to 2.5%. The outstanding amount at December 31, 2004 was collateralized by bonds with a fair value of $28 million. There were no repurchase agreements at December 31, 2003.

At December 31, 2004 and 2003, the Company had reverse repurchase agreements outstanding with total carrying values of $52 million and $188 million, respectively. At December 31, 2004, the maturities of these agreements ranged from January 12, 2005 through February 4, 2005, while the interest rates ranged from 2.0% to 2.5%. The outstanding amounts at December 31, 2004 and 2003 were collateralized by bonds with a fair value of $51 million and $192 million, respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and asset and equity swaps to reduce exposures to various risks. Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to engage in the investment risk and return of mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for its TBAs as derivatives.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2004 and 2003, the Company held collateral of $1,358 million and $1,579 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $152 million and $181 million at December 31, 2004 and 2003, respectively. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values, which equals fair value, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,295	$2	$247
Currency, asset and equity swaps	379	1,042	68	264
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures – short positions	—	64	—	—
Financial futures – long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

	December 31, 2003
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,222	$26,784	$6	$537
Currency, asset and equity swaps	302	909	40	290
Options	102	5,175	—	—
Interest rate caps and floors	10	1,000	—	—
Forward commitments	35	3,141	7	40
Financial futures – short positions	—	549	—	—

Total	$1,671	$37,558	$53	$867

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$38,493	$40,069	$32,567	$34,218
Common stocks	969	969	776	776
Preferred stocks	161	170	165	174
Mortgage loans	8,805	9,152	7,643	8,152
Policy loans	6,912	6,912	6,564	6,564
Derivative financial instruments	1,478	1,478	1,671	1,671
Cash, cash equivalents and short-term investments	2,296	2,296	6,535	6,535

Financial liabilities:
Derivative financial instruments	76	76	53	53
Funding agreements	3,651	3,741	3,405	3,511
Investment-type insurance contracts	11,150	11,193	10,398	10,391

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 72% of bond securities and internal models were the pricing sources for 28% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $148 million and $165 million, net of accumulated depreciation of $274 million and $230 million, at December 31, 2004 and 2003, respectively. Depreciation expense on fixed assets for the years ended December 31, 2004, 2003 and 2002 was $59 million, $63 million, and $55 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2004 (in millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $34 million and $27 million was approved and paid in 2004, 2003 and 2002, respectively.

9.	Related party transactions

The Company has management and service contracts and cost sharing arrangements with various unconsolidated subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to unconsolidated subsidiaries and affiliates were $151 million, $155 million and $194 million for 2004, 2003 and 2002, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $113 million in 2004, $121 million in 2003, and $162 million in 2002.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to its customers that select investment options that invest in mutual funds managed by these affiliates. For the years ended December 31, 2004 and 2003, revenue of $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Total fees for such services were $147 million, $132 million and $116 million for 2004, 2003 and 2002, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $8 million and $9 million for 2004, 2003 and 2002, respectively.

In 2003, the Company entered into a modified coinsurance agreement with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under this agreement was $40 million in 2004 and $41 million in 2003. Fees and other income included $6 million and $40 million of expense allowances in 2004 and 2003, respectively. Total policyholders’ benefits assumed were $14 million and $12 million in 2004 and 2003, respectively. A modified coinsurance adjustment of $16 million and $17 million from the Company to its Japanese affiliate was recorded in 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $168 million in 2004, $239 million in 2003 and $153 million in 2002. Fees and other income include an $86 million, $104 million and $98 million expense allowance in 2004, 2003 and 2002, respectively. Total policyholders’ benefits incurred on these agreements were $92 million in 2004, $62 million in 2003 and $46 million in 2002. A modified coinsurance adjustment of $40 million, $37 million and $37 million was received from Bay State and C.M. Life in 2004, 2003 and 2002, respectively. In 2004, 2003 and 2002 experience refunds of $16 million, $16 million and $6 million, respectively, were paid to Bay State and C.M. Life. Effective November 1, 2004, the Company terminated its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity policyholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $118 million, $117 million and $256 million in 2004, 2003 and 2002, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had recorded commissions receivable of approximately $1 million as of December 31, 2004 and 2003 and received commissions of $5 million, $9 million and $5 million from C.M. Life for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company had outstanding amounts due to affiliates Babson Capital of $23 million at 4.5% and $16 million at 4.7% and Cornerstone Real Estate Advisers LLC of $4 million at 4.5% and $3 million at 5.0% at December 31, 2004 and 2003, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million through December 31, 2004 and less than $1 million through December 31, 2003.

10.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of December 31, 2004, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $797 million.

Premium ceded to unaffiliated insurers were $378 million, $328 million and $277 million and reinsurance recoveries were $166 million, $187 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $928 million and $708 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $50 million and $47 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 39% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities. Additionally, dividend payments from other subsidiaries are limited to their retained earnings.

For domestic insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $411 million at December 31, 2004 is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in its operations and believes such continued reinvestment in the future will be adequate to meet any foreseeable capital requirements.

In 2004, 2003 and 2002, the Company received $100 million, $150 million and $100 million, respectively, in dividends from MMHLLC. At December 31, 2004 MMHLLC had retained earnings of $361 million. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $2,493 million and $2,270 million at December 31, 2004 and 2003, respectively. The Company received interest income on MMHLLC debt of $88 million, $132 million and $120 million in 2004, 2003 and 2002, respectively.

In 2004, 2003 and 2002, the Company contributed additional paid-in capital of $30 million, $256 million, and $255 million, respectively, to unconsolidated subsidiaries, principally MMHLLC and C.M. Life.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$2,295	$1,946	$2,336
Net income	72	105	16
Assets	13,299	11,690	9,994
Liabilities	12,680	11,081	9,446

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$4,214	$3,230	$3,026
Net income	342	274	22
Assets	19,608	14,824	12,924
Liabilities	18,042	13,557	12,055

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$26,936	2.5% - 6.0%	$25,827	2.5% - 6.0%
Group annuities	9,006	2.3% - 11.3%	8,348	2.3% - 11.3%
Group life	7,973	2.5% - 4.5%	6,958	2.5% - 4.5%
Individual annuities	2,617	2.3% - 11.3%	2,297	2.3% - 11.3%
Disabled life claim reserves	1,591	3.0% - 6.0%	1,515	3.0% - 6.0%
Individual universal and variable life	1,136	3.5% - 6.0%	846	3.5% - 6.0%
Guaranteed investment contracts	819	2.5% - 13.0%	751	2.3% - 15.2%
Disability active life reserves	513	3.0% - 6.0%	504	3.0% - 6.0%
Other	153	2.5% - 4.5%	144	2.5% - 4.5%

Total	$50,744		$47,190

b.	Deposit fund balances

The following table summarizes deposit fund balances and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$3,651	1.2% - 10.2%	$3,481	1.2% - 13.0%
Dividend accumulations	614	4.6% - 5.1%	611	4.6% - 5.6%
Supplementary contracts	631	2.5% - 8.0%	544	3.0% - 7.0%
Other	151	4.0% - 5.0%	155	4.0% - 5.0%

Total	$5,047		$4,791

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Funding agreements

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by an unconsolidated affiliated trust are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. As of December 31, 2004, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic non-qualified market. The terms of the agreements in general do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. As of December 31, 2004, approximately $146 million can be surrendered with a market-value adjustment. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

As of December 31, 2004, the Company’s maturity schedule for investment contract liabilities was as follows:

	Funding Agreements	Traditional GICs	Total
	(In Millions)
2005	$553	$182	$735
2006	814	122	936
2007	517	150	667
2008	305	93	398
2009	479	265	744
Thereafter	983	7	990

Total	$3,651	$819	$4,470

d.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2004	2003
	(In Millions)
Claim reserves, beginning of year	$1,642	$1,610
Less reinsurance recoverables	(79)	(55)

Net claim reserves, beginning of year	1,563	1,555

Claims paid related to:
Current year	(7)	(9)
Prior years	(240)	(228)

Total claims paid	(247)	(237)

Incurred related to:
Current year’s incurred	173	185
Current year’s interest	4	4
Prior years’ incurred	39	(17)
Prior years’ interest	73	73

Total incurred	289	245

Adjustments to policyholders’ contingency reserves	19	—

Net claim reserves, end of year	1,624	1,563
Plus reinsurance recoverables	98	79

Claim reserves, end of year	$1,722	$1,642

The adjustments to policyholders’ contingency reserves in accordance with statutory accounting principles are due to corrections related to reinsurance credits applied to disability income claims and data within the disability income reserving system, which were partially offset by reserve methodology refinements.

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the table above. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2004	2003
	(In Millions)
Disabled life claim reserves	$1,591	$1,515
Accrued claim liabilities	33	48

Net claim reserves, end of year	$1,624	$1,563

13.	Postretirement and benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plan

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated on the greater of a formula based on either final average earnings and length of service or the cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $21 million, $18 million and $15 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2004 and 2003, the net unfunded accumulated benefit obligation was $247 million and $266 million, respectively, for employees and agents eligible to retire or currently retired and $39 million and $37 million, respectively, for participants not eligible to retire.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (“the Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. In December 2004, the NAIC issued Interpretation 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” providing final guidance on accounting for the Act. The Company recorded the effects of the subsidy in measuring net periodic postretirement benefit cost for the twelve months ended December 31, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million. The Company has not incurred a reduction in current gross benefit payments and expects to receive subsidy payments beginning in 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Prepaid benefit costs are non-admitted. Accrued benefit costs are included in other liabilities in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$1,126	$986	$282	$261
Service cost	34	27	5	5
Interest cost	66	65	15	17
Medicare prescription direct subsidy	—	—	(33)	—
Actuarial loss	32	11	9	14
Benefits paid	(61)	(58)	(27)	(20)
Contribution by plan participants	—	—	7	5
Change in actuarial assumptions	—	95	—	—

Benefit obligation, end of year	$1,197	$1,126	$258	$282

Change in plan assets:
Fair value of plan assets, beginning of year	$964	$846	$16	$16
Actual return on plan assets	115	115	—	—
Employer contribution	53	61	15	15
Benefits paid	(61)	(58)	(27)	(20)
Contributions by plan participants	—	—	7	5

Fair value of plan assets, end of year	$1,071	$964	$11	$16

Funded status:	$(126)	$(162)	$(247)	$(266)
Unrecognized net actuarial loss	451	487	36	60
Remaining net obligation at initial date of application	7	8	42	48
Effect of fourth quarter activity	3	3	4	6

Subtotal net amount recognized	335	336	$(165)	$(152)

Less assets non-admitted	480	475

Net amount recognized	$(145)	$(139)

Benefit obligation for non-vested employees	$31	$24	$39	$37

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$473	$467	$—	$—
Intangible assets	7	8	—	—
Less assets non-admitted	480	475	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(189)	(173)	(165)	(152)
Policyholders’ contingency reserves	44	34	—	—

Net amount recognized	$(145)	$(139)	$(165)	$(152)

The accumulated benefit obligation for all defined benefit pension plans was $1,130 million and $1,065 million at December 31, 2004 and 2003, respectively.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2004	2003
	(In Millions)
Projected benefit obligation	$197	$187
Accumulated benefit obligation	189	173
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2004 and 2003 and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$34	$27	$5	$6
Interest cost	66	65	15	17
Expected return on plan assets	(76)	(79)	—	(1)
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized (gains) and losses	27	12	1	1

Total net periodic (benefit) cost	$52	$26	$26	$28

Increase in minimum liability included in policyholders’ contingency reserves	$9	$16	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at September 30, 2004 and 2003 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
Weighted-average assumptions:
Discount rate	6.00%	6.00%	6.00%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Long-term rate of return on assets	8.00%	8.00%	3.00%	6.00%
Health care cost trend rate	—	—	9.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2008 and 2007, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2004:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$1
Effect on other postretirement benefit obligation	16	15

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	Actual 2004	2004 Target Ranges	Actual 2003
Domestic equity	54%	45.0% - 55.0%	54%
International equity	11	7.5% - 12.5%	11
Domestic fixed income	27	25.0% - 35.0%	27
Alternative investments	8	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2004 and 2003, pension plan assets of $1,150 million and $1,035 million, respectively, are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

During 2003, an asset/liability study was performed that resulted in a rebalancing of the portfolio and newly targeted asset allocation ranges.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	2004	2003
Domestic fixed income	50%	42%
Cash and cash equivalents	50	58

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $14 million to meet its expected obligations under its nonqualified pension plans and $19 million to its other postretirement benefit plan in 2005.

The expected future benefit payments and Medicare prescription direct subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2005	$58	$19	$—
2006	60	20	2
2007	63	22	2
2008	66	23	2
2009	69	24	2
Years 2010-2014	404	140	14

The net expense charged to operations for all employee benefit plans was $160 million, $132 million and $87 million for the years ended December 31, 2004, 2003 and 2002, respectively.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$2,246	$2,013
Total deferred tax liabilities	(1,244)	(1,215)

Net deferred tax asset	1,002	798
Deferred tax assets non-admitted	(607)	(427)

Net admitted deferred tax asset	$395	$371

(Increase) decrease in non-admitted asset	$(180)	$52

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax expense (benefit)	$122	$(132)	$(144)
Foreign income tax expense	10	10	6

	132	(122)	(138)
Federal income tax expense (benefit) on net capital gains (losses)	21	—	(9)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Reserve items	$615	$574
Policy acquisition costs	422	389
Non-admitted assets	250	244
Policyholder dividend related items	212	234
Investment items	196	208
Unrealized investment losses	169	62
Pension and compensation related items	154	166
Other	228	136

Total deferred tax assets	2,246	2,013
Non-admitted deferred tax assets	(607)	(427)

Admitted deferred tax assets	1,639	1,586

Deferred tax liabilities:
Unrealized investment gains	611	649
Investment items	224	162
Deferred and uncollected premium	175	177
Pension items	167	162
Other	67	65

Total deferred tax liabilities	1,244	1,215

Net admitted deferred tax assets	$395	$371

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$233	$(31)
Change in deferred tax liabilities	(29)	(172)

Increase (decrease) in deferred tax asset	204	(203)
Tax effect of unrealized (losses) gains	(145)	284

Increase in net deferred income tax	$59	$81

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal and foreign income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$151	$70	$421
Policyholder dividends	52	(34)	(174)
Investment items	(51)	(138)	(58)
Tax credits	(46)	(38)	(36)
Non-admitted assets	(6)	(52)	(179)
Other	(6)	(11)	(11)

Total	$94	$(203)	$(37)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)
Change in net deferred income taxes	(59)	(81)	110

Total statutory income taxes	$94	$(203)	$(37)

During the year ended December 31, 2004, the Company received federal income tax refunds in the amount of $85 million. During the years ended December 31, 2003 and 2002, the Company paid federal income taxes in the amounts of $107 million and $195 million, respectively. As of December 31, 2004, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $5 million in 2004, $101 million in 2003, and $75 million in 2002.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Given the absence of data from the United States Internal Revenue Service (“IRS”) needed to calculate the 2004 limitation, an estimate based on the actual limitation from prior years has been used.

The American Jobs Creation Act of 2004, enacted October 22, 2004, allows a deduction of 85% of certain foreign earnings that are repatriated by December 31, 2005. The Company does not expect to be able to complete its evaluation of this provision until Congress or the Treasury Department provides additional guidance. The range of amounts that the Company may repatriate under this provision is between zero and $85 million. The related range of income tax is between zero and $5 million.

The Company plans to file its 2004 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 1997 and is currently examining 1998 through 2000. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, the Medium-Term Note Program and international operations. The Company mitigates its currency exposures related to the Medium-Term Note Program and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $32 million, $39 million and $34 million for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum lease commitments are as follows:

(In Millions)
2005	$32
2006	29
2007	25
2008	21
2009	13
Thereafter	19

Total	$139

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

e.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2004 and 2003, the Company had approximately $1,325 million and $925 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2004 and 2003, the Company had approximately $46 million and $68 million of outstanding letters of credit, respectively. At December 31, 2004 and 2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $1,069 million, $567 million and $1,388 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2004 and 2003, the Company had no outstanding obligations attributable to these commitments and guarantees.

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,691	17%
At book value less current surrender charge of 5% or more	392	1
At fair value	26,489	59

Subtotal	34,572	77
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,483	5
Not subject to discretionary withdrawal	7,924	18

Total	$44,979	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,006
Policyholders’ reserves - individual annuities	2,617
Policyholders’ reserves - guaranteed interest contracts	819
Deposit fund balances	5,047

Subtotal	17,489
Separate Account Annual Statement:
Annuities	26,480
Other contract deposit funds and guaranteed interest contracts	1,010

Subtotal	27,490

Total	$44,979

b.	Separate accounts

Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2004 is as follows:

	Guaranteed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$1,000	$4,942	$5,942

Reserves:
For accounts with assets at:
Fair value	$1,474	$27,080	$28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,001	$—	$1,001
At book value without fair value adjustment and current surrender charge of 5% or more	—	345	345
At fair value	473	26,687	27,160
At book value without fair value adjustment and with current surrender charge less than 5%	—	48	48

Subtotal	1,474	27,080	28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2004, net transfers to separate accounts of $2,267 million were included in the Statutory Statements of Income. The summaries of operations of the Company’s NAIC Separate Account Annual Statements reported net transfers of $3,267 million, which includes $1,000 million of net deposits on deposit liabilities transferred to separate accounts.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to (1) the exchange of bonds for bonds of $1,125 million, $944 million and $562 million for the years ended December 31, 2004, 2003 and 2002, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; and (3) the conversion of bonds to stocks of $29 million, $293 million and $37 million for the years ended December 31, 2004, 2003 and 2002, respectively.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MassMutual Holding LLC, continued

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account.[1]

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company.[2]
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company.[2]

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy[3]
	ii	Form of Accelerated Death Benefit Rider[4]
	iii.	Form of Additional Insurance Rider[3]
	iv.	Form of Disability Benefit Rider[3]
	v.	Form of Guaranteed Insurability Rider[3]
	vi.	Form of Substitute of Insured Rider[4]
	vii.	Form of Waiver of Monthly Charges Rider[3]
	viii.	Form of Waiver of Specified Premiums[3]
	ix.	Form of Other Insured Rider[5]

Exhibit (e)	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy.[6]

Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company.[7]
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company.[7]

Exhibit (g)	Form of Reinsurance Contracts.[8]

Exhibit (h)	Form of Participation Agreements
	i.	American Century Variable Portfolios, Inc.[9]
	ii.	American Funds Insurance Series®[5]
	iii.	BT Insurance Funds Trust[10]
	iv.	Variable Insurance Products Fund II11
	v.	Goldman Sachs Variable Insurance Trust[11]
	vi.	INVESCO Variable Investment Funds, Inc.[12]
	vii.	Janus Aspen Series[10]
	viii.	MFS Variable Insurance Trust[11]
	ix.	Oppenheimer Variable Account Funds[11]
	x.	Panorama Series Fund, Inc.[1]
	xi.	T. Rowe Price Equity Series, Inc.[11]
	xii.	Templeton Variable Products Series Fund[10]

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.*

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	a. Consent of Independent Registered Public Accounting Firm – KPMG LLP* b. Consent of Independent Registered Public Accounting Firm – Deloitte & Touche LLP*
	ii.	Powers of Attorney[13]
a. Roger G. Ackerman and Patricia Diaz Dennis [14] b. Howard Gunton and Norman A. Smith[15] c. Carol A. Leary[16]

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy 17

1	Incorporated by reference to Initial Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
2	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-89798 as an exhibit filed with the Commission on May 1, 1996.
3	Incorporated by reference to Initial Registration Statement to Registration Statement No. 333-101495 filed with the Commission on N-6 as an exhibit on November 26, 2002.
4	Incorporated by reference to the Initial Registration Statement No. 333-50410 filed with the Commission on Form S-6 as an exhibit on November 21, 2000.
5	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495, filed with the Commission as an exhibit on March 27, 2003.
6	Incorporated by reference to Initial Registration Statement No. 333-114171 filed with the Commission as an exhibit on April 2, 2004.
7	Incorporated by reference to the Initial Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on January 28, 1998.
8	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-50410 filed with the Commission on Form N-6 as an exhibit on July 8, 2002.
9	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
10	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission on as an exhibit on September 20, 1999.
11	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
12	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission as an exhibit on April 25, 2000.
13	Incorporated by reference to Initial Registration Statement No. 333-112626 filed with the Commission as an exhibit on February 9, 2004.
14	Incorporated by reference to the Post-Effective Amendment No. 6 to Registration Statement No. 333-49475 on Form N-6 filed with the Commission as an exhibit on February 24, 2004.
15	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-112626, filed with the Commission as an exhibit on Form N-4 on February 1, 2005.
16	Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 2-75412, filed with the Commission as an exhibit on Form N-4 in April, 2005.
17	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-88493, filed with the Commission as an exhibit in April, 2005.
*	Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Pine Lane East Village of Golf, FL 33436	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20001	WGL Holdings, Inc. Chairman and Chief Executive Officer (since 2001) Chairman, President, and Chief Executive Officer (2000-2001) Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205

SBC Telecommunications, Inc.

Senior Vice President and Assistant General Counsel (since 2004)

SBC West.

Senior Vice President, General Counsel & Secretary (2002-2004)

SBC Communications Inc.

Senior Vice President – Regulatory and Public Affairs (1998-2002)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998-1999)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Visiting Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

Chairman, President and Chief Executive Officer (since 2002)

President and Chief Executive Officer (2001)

President and Chief Operating Officer (2000-2001)

Executive Vice President (1997-2000)

Wyeth-Ayerst Pharmaceuticals

President (1997-2000)

Robert M. Furek, Director 70 Waterside Lane West Hartford, CT 06107	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106	Bay Path College President (since 1994)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road – North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Executive Vice Presidents:

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

Chairman, President, and Chief Executive Officer (since 2001)

President & Chief Operating Officer (2000-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997)

Andrew Oleksiw 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Stuart H. Reese 1295 State Street Springfield, MA 01111

Babson Capital Management LLC

Chairman and Chief Executive Officer (since 2001)

President and Chief Executive Officer (1999-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Toby Slodden 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001)

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a broker dealer and investment adviser.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer and insurance broker.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding LLC – 80.2%)

a.	Antares Asset Management, Inc., a Delaware corporation, provides investment advisory/investment management services to private investment funds.

4.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

5.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

h.	S.I. International Assets, formerly known as Babson-Stewart Ivory International, is a Massachusetts general partnership that operates as a registered investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

6.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (5% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

a.)	Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

b.)	FITX Group Limited (owned 24.72% by Tremont (Bermuda) Ltd.)

2.)	Tremont Partners, Inc., (1984) a registered investment adviser.

3.)	Tremont Capital Management Limited

4.)	Tremont Futures, Inc. (July 14, 1998), a commodity pool operator and commodity trading adviser.

5.)	Tremont Securities, Inc., a registered broker dealer.

6.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.)

7.)	Credit Suisse First Boston Tremont Index LLC (less than 25% owned by Tremont Capital Management, Inc.)

8.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

7.	CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

11.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

c.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

12.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

2.)	Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

13.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

14.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

15.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

16.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

1.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

2.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

3.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

4.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

5.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

6.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK

7.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

a.)	Baring Asset Management A.G. (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

b.)	Baring Asset Management France S.A. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

c.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

d.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

i.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

bb.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

cc.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

dd.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ee.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ff.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

17.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

a.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

b.	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

H.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

I.	MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment advisor.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

D.	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

G.	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

Item 30. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Thomas A. Monti	President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Matthew E. Winter	Executive Vice President	1295 State Street Springfield, MA 01111

William F. Monroe, Jr.	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Peter G. Lahaie	Treasurer Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

(c)	Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
	MML Distributors, LLC	$4,494,489[1]	$133,058[2]
[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2004 through December 31, 2004, commissions paid were $4,494,489.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to, and retained by MML Distributors in 2004 was $133,058.

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33. Management Services

Not Applicable

Item 34. Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, meets all of the requirements for effectiveness of this Post-Effective Amendment No. 2 to Registration Statement No. 333-101495 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 2 to Registration Statement No. 333-101495 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts on the 25th day of April, 2005.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By: /s/ Robert J. O’Connell*

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

/s/ Robert Liguori	On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Robert Liguori

As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement No. 333-101495 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 25, 2005

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 25, 2005

/s/ JAMES R. BIRLE* James R. Birle	Director	April 25, 2005

/s/ GENE CHAO* Gene Chao	Director	April 25, 2005

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 25, 2005

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 25, 2005

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 25, 2005

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 25, 2005

/s/ ROBERT ESSNER* Robert Essner	Director	April 25, 2005

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 25, 2005

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 25, 2005

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 25, 2005

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 25, 2005

/S/ MARC RACICOT* Marc Racicot	Director	April 25, 2005

/s/ ROBERT LIGUORI *Robert Liguori	On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n)	i.	a. Consent of Independent Registered Public Accounting Firm—KPMG LLP

b. Consent of Independent Registered Public Accounting Firm—Deloitte & Touche LLP

Exhibit 99	i.	Massachusetts Mutual Variable Life Separate Account I: Opinion of Independent Registered Public Accounting Firm—Deloitte & Touche LLP

	ii.	Massachusetts Mutual Life Insurance Company, Company Financials: Opinion of Independent Auditors’ Report—Deloitte & Touche LLP